UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05488

Nuveen Municipal Income Fund, Inc.
(Exact name of registrant as specified in charter)

Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Address of principal executive offices) (Zip code)

Gifford R. Zimmerman
Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Name and address of agent for service)

Registrant's telephone number, including area code: (312) 917-7700

Date of fiscal year end: October 31

Date of reporting period: April 30, 2018

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

nuveen
A TIAA Company

Closed-End Funds

30 April 2018

Nuveen Municipal Closed-End Funds

NUV	Nuveen Municipal Value Fund, Inc.
NUW	Nuveen AMT-Free Municipal Value Fund
NMI	Nuveen Municipal Income Fund, Inc.
NEV	Nuveen Enhanced Municipal Value Fund

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Table of Contents

Chairman’s Letter to Shareholders	4
Portfolio Managers’ Comments	5
Fund Leverage	8
Share Information	9
Risk Considerations	11
Performance Overview and Holding Summaries	12
Portfolios of Investments	20
Statement of Assets and Liabilities	68
Statement of Operations	69
Statement of Changes in Net Assets	70
Statement of Cash Flows	72
Financial Highlights	74
Notes to Financial Statements	78
Additional Fund Information	89
Glossary of Terms Used in this Report	90
Reinvest Automatically, Easily and Conveniently	92

Chairman’s Letter to Shareholders
Dear Shareholders,
The global synchronized expansion that drove markets to new highs in 2017 is beginning to show signs of fatigue. Against this backdrop, concerns about tightening financial conditions, potentially higher inflation and an array of geopolitical and policy risks have increased volatility across the financial markets in 2018 so far.
Despite the daily headlines, the global economy remains in solid shape. Even if the momentum is slowing, world economies are still expanding, recession probabilities are low and corporate profits have stayed healthy. Inflation remains relatively subdued, which should keep central banks on a gradual path of policy normalization. In the U.S., economic growth is expected to strengthen further, supported by low unemployment, incremental wage growth and fiscal stimulus from the newly enacted tax law changes.
Certainly there are risks that bear watching. Trade wars and tariffs have implications for both the supply and demand sides of the economy, complicating the outlook for businesses, consumers and the economy as a whole. North Korea relations, Iran and Russia sanctions, Italy’s new coalition government and Brexit negotiations are likely to continue triggering short-term turbulence in asset prices. The markets will also remain focused on central bank actions and communications.
The investment environment of 2018 will be more challenging than it was in 2017, but there is still opportunity for upside. Fundamentals, not headlines, drive markets over the long term. And, it’s easy to forget the relative calm over the past year was the outlier. A return to more historically normal volatility levels is both to be expected and part of the healthy functioning of the markets.
Context and perspective are important. If you’re investing for long-term goals, stay focused on the long term, as temporary bumps may smooth over time. Individuals that have shorter time-frames could also benefit from sticking to a clearly defined investment strategy with a portfolio designed for short-term needs. Your financial advisor can help you determine if your portfolio is properly aligned with your goals, timeline and risk tolerance, as well as help you differentiate the noise from what really matters. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.
Sincerely,
William J. Schneider
Chairman of the Board
June 25, 2018

Portfolio Managers’ Comments
Nuveen Municipal Value Fund, Inc. (NUV)
Nuveen AMT-Free Municipal Value Fund (NUW)
Nuveen Municipal Income Fund, Inc. (NMI)
Nuveen Enhanced Municipal Value Fund (NEV)
These Funds feature portfolio management by Nuveen Asset Management, LLC (NAM), an affiliate of Nuveen, LLC. Portfolio managers Daniel J. Close, CFA, Christopher L. Drahn, CFA, and Steven M. Hlavin discuss key investment strategies and the six-month performance of these four national Funds. Dan has managed NUV and NUW since 2016. Chris assumed portfolio management responsibility for NMI in 2011. Steve has been involved in the management of NEV since its inception in 2009, taking on full portfolio management responsibility in 2010.
What key strategies were used to manage these Funds during the six-month reporting period ended April 30, 2018?
Interest rates rose during the six-month reporting period. The Federal Reserve (Fed) continued to raise its benchmark interest rate, putting upward pressure on the short end of the yield curve, while healthy economic growth and rising inflation expectations boosted yields at the long end of the curve. Shorter-term rates increased more than longer-term rates, resulting in a flatter yield curve over the reporting period. In this environment, municipal bond yields rose and prices fell (as yield and price move in opposite directions). However, given the backdrop of steady economic growth, credit fundamentals remained favorable, which helped credit spreads tighten. Municipal bond supply and demand technical conditions also continued to support the market. During this time, we continued to take a bottom-up approach to discovering sectors that appeared undervalued as well as individual credits that we believed had the potential to perform well over the long term.
Our trading activity continued to focus on pursuing the Funds’ investment objectives. For NUV and NUW, trading activity was segmented into three periods. In November and December 2017, uncertainty about the upcoming tax legislation drove municipal issuers to rush their deals to market. We therefore focused on buying in the primary markets, as supply was greater than demand. In January and February 2018, as the new lower corporate tax rate went into effect, banks and property and casualty insurance companies began to trim their municipal bond holdings and we found attractive purchase opportunities in the secondary markets. Buying activity was more balanced across the primary and secondary markets in the final two months of the reporting period. Overall, for NUV and NUW we bought intermediate to longer maturities with mid- to higher-grade credit. To fund our buying, the Funds used call and maturity proceeds. We also sold some short-dated pre-refunded bonds to do some secondary market buying during February 2018.

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy or sell securities, and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors.
Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements, and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group (S&P), Moody’s Investors Service, Inc. (Moody’s) or Fitch, Inc. (Fitch). This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings, while BB, B, CCC, CC, C and D are below investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.
Bond insurance guarantees only the payment of principal and interest on the bond when due, and not the value of the bonds themselves, which will fluctuate with the bond market and the financial success of the issuer and the insurer. Insurance relates specifically to the bonds in the portfolio and not to the share prices of a Fund. No representation is made as to the insurers’ ability to meet their commitments.
Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Portfolio Managers’ Comments (continued)
In NMI, we continued to look for opportunities to increase the Fund’s income distribution capabilities. We reduced some bonds with lower income streams and, when possible, bought other bonds offering higher income. Some of the additions to NMI’s portfolio during the reporting period included credits issued for I-66 Express Toll Road (Virginia), Academies of Math and Science charter schools (Arizona) and Sutter Health (California).
NEV bought bonds across a number of different sectors, including health care and the Chicago Board of Education. We made these purchases with the proceeds from called and maturing bonds.
Additionally during this reporting period, all four Funds replaced some New Jersey Tobacco Settlement bonds that were refunded. The Funds’ holdings in New Jersey Tobacco Settlement bonds were called in this reporting period and we bought some of the newly issued replacement bonds.
As of April 30, 2018, all of these Funds continued to use inverse floating rate securities. We employ inverse floaters for a variety of reasons, including duration management, income enhancement and total return enhancement.
How did the Funds perform during the six-month reporting period ended April 30, 2018?
The tables in each Fund’s Performance Overview and Holding Summaries section of this report provide the Funds’ total returns for the six-month, one-year, five-year, ten-year and since inception periods ended April 30, 2018. Each Fund’s total returns at net asset value (NAV) are compared with the performance of a corresponding market index.
For the six months ended April 30, 2018, the total returns at NAV for NUV, NUW and NEV underperformed the return for the national S&P Municipal Bond Index while NMI’s returns outperformed the return for the national index.
The factors affecting performance in this reporting period included yield curve and duration positioning, credit ratings allocation, sector allocation and credit selection. For NUV, NUW and NEV, yield curve and duration positioning was a positive contributor to relative performance. NUV and NUW have maintained a “barbell” positioning strategy, holding overweight allocations to both the shortest and longest ends of the yield curve with an underweight to the middle of the curve. This positioning was advantageous as the shortest maturity and longest maturity buckets were the best performing segments. NMI’s yield curve and duration positioning had a neutral impact on performance, as its positioning was more closely aligned to the benchmark’s yield curve profile. NEV benefited from its overweight allocation to the long end of the yield curve.
For all four Funds, credit ratings allocations were beneficial to performance, as spreads narrowed meaningfully in this reporting period. NUV and NUW were aided the most by their overweights to B rated bonds (which were primarily tobacco securitization bonds, a sector that outperformed in this reporting period) and underweights to the highest credit qualities (AAA and AA rated). NEV and NMI held overweights to BBB rated, below investment grade and non-rated bonds, which all added to excess return versus the benchmark.
Sector allocations produced mixed results across the four Funds. For NUV and NUW, sector allocation in aggregate was slightly negative for performance. NUV was hurt by its exposure to pre-refunded bonds but benefited from its positions in toll roads. NUW was also helped by exposure to toll roads but the positive contribution was offset by weakness in the dedicated tax sector. NMI’s sector allocations had a marginally positive impact on performance, with small contributions from underweights to state and local general obligation bonds (GOs) and overweights to the hospitals and toll roads sectors. Sector positioning had a relatively neutral impact on NEV’s performance in this reporting period.
Security selection detracted from NUV’s performance due to underperformance from longer-dated zero coupon bonds with lower investment grade (A and BBB) ratings. Long-dated zero coupon bonds also dampened NUW’s performance but the weakness was offset by favorable selection among tobacco securitization bonds. Individual credits that detracted from NEV’s performance included Illinois state GO bonds, as credit spreads for these bonds widened when new issuance came to market, and the Fund’s holdings in

FirstEnergy Solutions (described in the Update on FirstEnergy Solutions Corp. commentary of this report). However, underperfor-mance from those holdings was offset by NEV’s Guam positions, which performed well as spreads contracted.
In addition, the use of leverage was an important factor affecting performance of the Funds. Leverage is discussed in more detail later in the Fund Leverage section of this report.
An Update on FirstEnergy Solutions Corp.
FirstEnergy Solutions Corp. and all of its subsidiaries filed for protection under chapter 11 of the U.S. Bankruptcy Code. FirstEnergy Solutions and its subsidiaries specialize in coal and nuclear energy production. It is one of the main energy producers in the state of Ohio and a major energy provider in Pennsylvania. Because of the challenging market environment for nuclear and coal power in the face of inexpensive natural gas, FirstEnergy announced in late 2016 that it would begin a strategic review of its generation assets. FirstEnergy Solutions is a unique corporate issuer in that the majority of its debt was issued in the municipal market to finance pollution control and waste disposal for its coal and nuclear plants. A substantial amount of bondholders, of which Nuveen is included, entered into an “Agreement in Principal” with FirstEnergy Solutions’ parent, FirstEnergy Corp., to resolve potential claims that bondholders may have against FirstEnergy Corp. The agreement is subject to the approval of the FirstEnergy Corp. board of directors, FirstEnergy Solutions and the bankruptcy court.
In terms of FirstEnergy holdings, shareholders should note that NUW and NMI had no exposure to FirstEnergy, while NUV had 0.61% and NEV had 1.18%. It should be noted that exposure for NUV was in the secured structure, which continues to track close to par.

Fund Leverage
IMPACT OF THE FUNDS’ LEVERAGE STRATEGIES ON PERFORMANCE
One important factor impacting the returns of NEV relative to its comparative benchmark was the Fund’s use of leverage through investments in inverse floating rate securities, which represent leveraged investments in underlying bonds. This was also a factor, although less significantly, for NUV, NUW and NMI because their use of leverage is more modest. The Funds use leverage because our research has shown that, over time, leveraging provides opportunities for additional income, particularly in the recent market environment where short-term market rates are at or near historical lows, meaning that the short-term rates the Fund has been paying on its leveraging instruments have been much lower than the interest the Fund has been earning on its portfolio of long-term bonds that it has bought with the proceeds of that leverage. However, use of leverage also can expose the Fund to additional price volatility. When a Fund uses leverage, the Fund will experience a greater increase in its net asset value if the municipal bonds acquired through the use of leverage increase in value, but it will also experience a correspondingly larger decline in its net asset value if the bonds acquired through leverage decline in value, which will make the Fund’s net asset value more volatile, and its total return performance more variable over time. In addition, income in levered funds will typically decrease in comparison to unlevered funds when short-term interest rates increase and increase when short-term interest rates decrease. Leverage had a negligible impact on the performance of NUV and NMI, during the reporting period, while making a negative contribution to NUW and NEV during the reporting period.

As of April 30, 2018, the Funds’ percentages of leverage are as shown in the accompanying table.

	NUV	NUW	NMI	NEV
Effective Leverage*	2.33%	9.82%	3.00%	38.56%

*
Effective Leverage is a Fund’s effective economic leverage, and includes both regulatory leverage and the leverage effects of certain derivative and other investments in a Fund’s portfolio that increase the Fund’s investment exposure. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings are included in effective leverage values. A Fund, however, may from time to time borrow on a typically transient basis in connection with its day-to-day operations, primarily in connection with the need to settle portfolio trades. Such incidental borrowings are excluded from the calculation of a Fund’s effective leverage ratio.

Share Information
DISTRIBUTION INFORMATION
The following information regarding the Funds’ distributions is current as of April 30, 2018. Each Fund’s distribution levels may vary over time based on each Fund’s investment activity and portfolio investment value changes.
During the current reporting period, each Fund’s distributions to shareholders were as shown in the accompanying table.

	Per Share Amounts
Monthly Distributions (Ex-Dividend Date)	NUV	NUW	NMI	NEV
November 2017	$0.0325	$0.0600	$0.0405	$0.0680
December	0.0310	0.0600	0.0390	0.0650
January	0.0310	0.0600	0.0390	0.0650
February	0.0310	0.0600	0.0390	0.0650
March	0.0310	0.0600	0.0390	0.0650
April 2018	0.0310	0.0600	0.0390	0.0650
Total Monthly Per Share Distributions	$0.1875	$0.3600	$0.2355	$0.3930
Ordinary Income Distribution*	$0.0160	$0.0191	$0.0026	$0.0114
Total Distributions from Net Investment Income	$0.2035	$0.3791	$0.2381	$0.4044
Total Distributions from Long-Term Capital Gains*	$—	$0.1816	$—	$—
Total Distributions	$0.2035	$0.5607	$0.2381	$0.4044

Yields
Market Yield**	3.91%	4.57%	4.17%	5.85%
Taxable-Equivalent Yield**	5.14%	6.01%	5.49%	7.70%

*	Distribution paid in December 2017.
**
Market Yield is based on the Fund’s current annualized monthly dividend divided by the Fund’s current market price as of the end of the reporting period. Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a federal income tax rate of 24.0%.

When comparing a Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

Each Fund in this report seeks to pay regular monthly dividends out of its net investment income at a rate that reflects its past and projected net income performance. To permit each Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net income actually earned by the Fund during the period. If a Fund has cumulatively earned more than it has paid in dividends, it will hold the excess in reserve as undistributed net investment income (UNII) as part of the Fund’s net asset value. Conversely, if a Fund has cumulatively paid in dividends more than it has earned, the excess will constitute a negative UNII that will likewise be reflected in the Fund’s net asset value. Each Fund will, over time, pay all its net investment income as dividends to shareholders.
As of April 30, 2018, the Funds had positive UNII balances, based upon our best estimate, for tax purposes and positive UNII balances for financial reporting purposes.
All monthly dividends paid by each Fund during the current reporting period were paid from net investment income. If a portion of the Fund’s monthly distributions was sourced from or comprised of elements other than net investment income, including capital gains and/or a return of capital, shareholders would have received a notice to that effect. For financial reporting purposes, the composition and per share amounts of each Fund’s dividends for the reporting period are presented in this report’s Statement of

Share Information (continued)
Changes in Net Assets and Financial Highlights, respectively. For income tax purposes, distribution information for each Fund as of its most recent tax year end is presented in Note 6 — Income Tax Information within the Notes to Financial Statements of this report.
EQUITY SHELF PROGRAMS
During the current reporting period, NUW and NMI were authorized by the Securities and Exchange Commission to issue additional shares through an equity shelf program (Shelf Offering). Under these programs, NUW and NMI, subject to market conditions, may raise additional capital from time to time in varying amounts and offering methods at a net price at or above each Fund’s NAV per share. The total amount of shares authorized under these Shelf Offerings are as shown in the accompanying table.

	NUW	NMI
Additional authorized shares	1,400,000	800,000

During the current reporting period, the following Funds sold shares through their Shelf Offerings at a weighted average premium to their NAV per share as shown in the accompanying table.

	NUW	NMI
Shares sold through shelf offering	299,412	180,400
Weighted average premium to NAV per share sold	2.92%	4.63%

Refer to Notes to Financial Statements, Note 4 – Fund Shares, Equity Shelf Programs and Offering Costs for further details of Shelf Offerings and each Fund’s respective transactions.
SHARE REPURCHASES
During August 2017, the Funds’ Board of Directors/Trustees reauthorized an open-market share repurchase program, allowing each Fund to repurchase an aggregate of up to approximately 10% of its outstanding shares.
As of April 30, 2018, and since the inception of the Funds’ repurchase programs, the Funds have cumulatively repurchased and retired their outstanding shares as shown in the accompanying table.

	NUV	NUW	NMI	NEV
Shares cumulatively repurchased and retired	—	—	—	—
Shares authorized for repurchase	20,690,000	1,485,000	845,000	2,495,000

OTHER SHARE INFORMATION
As of April 30, 2018, and during the current reporting period, the Funds’ share prices were trading at a premium/(discount) to their NAVs as shown in the accompanying table.

	NUV	NUW	NMI	NEV
NAV	$10.01	$16.27	$11.12	$14.52
Share price	$9.52	$15.76	$11.21	$13.33
Premium/(Discount) to NAV	(4.90)%	(3.13)%	0.81%	(8.20)%
6-month average premium/(discount) to NAV	(3.84)%	(0.18)%	1.19%	(6.42)%

Risk Considerations
Fund shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation.
Nuveen Municipal Value Fund, Inc. (NUV)
Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. These and other risk considerations such as tax risk are described in more detail on the Fund’s web page at www.nuveen.com/NUV.
Nuveen AMT-Free Municipal Value Fund (NUW)
Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. These and other risk considerations such as tax risk are described in more detail on the Fund’s web page at www.nuveen.com/NUW.
Nuveen Municipal Income Fund, Inc. (NMI)
Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. These and other risk considerations such as tax risk are described in more detail on the Fund’s web page at www.nuveen.com/NMI.
Nuveen Enhanced Municipal Value Fund (NEV)
Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. Leverage increases return volatility and magnifies the Fund’s potential return and its risks; there is no guarantee a fund’s leverage strategy will be successful. The Fund uses only inverse floaters for its leverage, increasing its exposure to interest rate risk and credit risk, including counter-party credit risk. These and other risk considerations such as tax risk are described in more detail on the Fund’s web page at www.nuveen.com/NEV.

NUV	Nuveen Municipal Value Fund, Inc.
Performance Overview and Holding Summaries as of April 30, 2018

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.
Average Annual Total Returns as of April 30, 2018

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
NUV at NAV	(0.85)%	2.63%	3.34%	4.92%
NUV at Share Price	(3.95)%	(0.92)%	2.46%	4.24%
S&P Municipal Bond Index	(0.76)%	1.44%	2.48%	4.26%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.
Share Price Performance — Weekly Closing Price

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	101.8%
Corporate Bonds	0.0%
Other Assets Less Liabilities	0.6%
Net Assets Plus Floating Rate
Obligations	102.4%
Floating Rate Obligations	(2.4)%
Net Assets	100%

Portfolio Credit Quality
(% of total investment exposure)
U.S. Guaranteed	10.9%
AAA	5.0%
AA	35.2%
A	22.1%
BBB	17.2%
BB or Lower	7.3%
N/R (not rated)	2.3%
Total	100%

Portfolio Composition
(% of total investments)
Transportation	21.4%
Tax Obligation/Limited	19.8%
Health Care	14.2%
Tax Obligation/General	13.5%
U.S. Guaranteed	11.1%
Utilities	6.9%
Other	13.1%
Total	100%

States and Territories
(% of total municipal bonds)
Texas	15.5%
Illinois	14.4%
California	10.9%
Colorado	6.2%
New York	5.2%
Florida	4.9%
New Jersey	3.6%
Ohio	3.5%
Wisconsin	3.4%
Michigan	3.2%
Nevada	2.4%
Washington	2.3%
Indiana	1.9%
South Carolina	1.6%
Massachusetts	1.6%
Other	19.4%
Total	100%

NUW	Nuveen AMT-Free Municipal Value Fund
Performance Overview and Holding Summaries as of April 30, 2018

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.
Average Annual Total Returns as of April 30, 2018

	Cumulative	Average Annual
				Since
	6-Month	1-Year	5-Year	Inception
NUW at NAV	(0.98)%	2.35%	3.15%	6.65%
NUW at Share Price	(5.06)%	(2.34)%	2.85%	5.81%
S&P Municipal Bond Index	(0.76)%	1.44%	2.48%	4.75%

Since inception returns are from 2/25/09. Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.
Share Price Performance — Weekly Closing Price

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	105.4%
Other Assets Less Liabilities	1.4%
Net Assets Plus Floating Rate
Obligations	106.8%
Floating Rate Obligations	(6.8)%
Net Assets	100%

Portfolio Credit Quality
(% of total investment exposure)
U.S. Guaranteed	20.9%
AAA	11.7%
AA	23.7%
A	25.3%
BBB	11.0%
BB or Lower	6.4%
N/R (not rated)	1.0%
Total	100%

Portfolio Composition
(% of total investments)
U.S. Guaranteed	23.3%
Tax Obligation/General	14.8%
Transportation	12.3%
Tax Obligation/Limited	11.7%
Utilities	10.9%
Water and Sewer	8.5%
Health Care	6.6%
Consumer Staples	6.2%
Other	5.7%
Total	100%

States and Territories
(% of total municipal bonds)
California	17.6%
Illinois	11.6%
Texas	10.0%
Florida	7.6%
Colorado	5.3%
Ohio	4.9%
New Jersey	4.6%
Wisconsin	4.6%
New York	4.5%
Maryland	3.5%
Indiana	3.2%
Nevada	3.0%
Other	19.6%
Total	100%

NMI	Nuveen Municipal Income Fund, Inc.
Performance Overview and Holding Summaries as of April 30, 2018

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.
Average Annual Total Returns as of April 30, 2018

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
NMI at NAV	(0.20)%	2.58%	3.51%	5.61%
NMI at Share Price	0.00%*	(4.98)%	2.59%	5.71%
S&P Municipal Bond Index	(0.76)%	1.44%	2.48%	4.26%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.
Share Price Performance — Weekly Closing Price
* Rounds to less than 0.01%.

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	98.8%
Other Assets Less Liabilities	1.2%
Net Assets	100%

Portfolio Credit Quality
(% of total investment exposure)
U.S. Guaranteed	17.2%
AAA	0.3%
AA	20.5%
A	26.7%
BBB	23.1%
BB or Lower	7.6%
N/R (not rated)	4.6%
Total	100%

Portfolio Composition
(% of total investments)
Health Care	21.1%
U.S. Guaranteed	14.9%
Tax Obligation/General	13.0%
Education and Civic Organizations	10.8%
Tax Obligation/Limited	10.5%
Transportation	10.0%
Utilities	6.5%
Other	13.2%
Total	100%

States and Territories
(% of total municipal bonds)
California	17.7%
Illinois	10.9%
Colorado	9.2%
Texas	8.0%
Wisconsin	6.9%
Florida	5.3%
Missouri	5.2%
Ohio	4.6%
Arizona	3.9%
Pennsylvania	3.4%
Tennessee	2.4%
Michigan	2.1%
New York	2.1%
Other	18.3%
Total	100%

NEV	Nuveen Enhanced Municipal Value Fund
Performance Overview and Holding Summaries as of April 30, 2018

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.
Average Annual Total Returns as of April 30, 2018

	Cumulative	Average Annual
				Since
	6-Month	1-Year	5-Year	Inception
NEV at NAV	(0.72)%	3.17%	4.13%	6.50%
NEV at Share Price	(3.88)%	(1.50)%	2.31%	5.04%
S&P Municipal Bond Index	(0.76)%	1.44%	2.48%	3.90%

Since inception returns are from 9/25/09. Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.
Share Price Performance — Weekly Closing Price

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	118.7%
Other Assets Less Liabilities	3.6%
Net Assets Plus Floating Rate
Obligations	122.3%
Floating Rate Obligations	(22.3)%
Net Assets	100%

Portfolio Credit Quality
(% of total investment exposure)
U.S. Guaranteed	26.8%
AAA	3.3%
AA	19.6%
A	16.0%
BBB	20.4%
BB or Lower	8.6%
N/R (not rated)	5.3%
Total	100%

Portfolio Composition
(% of total investments)
Tax Obligation/Limited	20.1%
U.S. Guaranteed	19.3%
Health Care	14.9%
Transportation	13.2%
Tax Obligation/General	8.6%
Utilities	5.5%
Education and Civic Organizations	5.2%
Other	13.2%
Total	100%

States and Territories
(% of total municipal bonds)
Illinois	17.0%
California	11.6%
Wisconsin	8.9%
Ohio	7.8%
Pennsylvania	7.4%
Florida	4.9%
Guam	4.3%
New York	3.9%
New Jersey	3.7%
Georgia	3.6%
Washington	3.6%
Louisiana	3.3%
Other	20.0%
Total	100%

NUV	Nuveen Municipal Value Fund, Inc.
Portfolio of Investments
April 30, 2018 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 101.8%
	MUNICIPAL BONDS – 101.8%
	Alaska – 0.1%
$2,710	Northern Tobacco Securitization Corporation, Alaska, Tobacco Settlement Asset-Backed Bonds,	6/18 at 100.00	B3	$2,710,081
	Series 2006A, 5.000%, 6/01/32
	Arizona – 1.3%
2,500	Phoenix Civic Improvement Corporation, Arizona, Airport Revenue Bonds, Senior Lien Series	7/18 at 100.00	AA– (4)	2,513,525
	2008A, 5.000%, 7/01/38 (Pre-refunded 7/01/18)
	Phoenix Civic Improvement Corporation, Arizona, Airport Revenue Bonds, Senior Lien
	Series 2017A:
2,935	5.000%, 7/01/35	7/27 at 100.00	AA–	3,381,824
4,750	5.000%, 7/01/36	7/27 at 100.00	AA–	5,460,885
5,600	Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Citigroup Energy Inc.	No Opt. Call	BBB+	6,556,088
	Prepay Contract Obligations, Series 2007, 5.000%, 12/01/37
4,240	Scottsdale Industrial Development Authority, Arizona, Hospital Revenue Bonds, Scottsdale	9/20 at 100.00	AA	4,490,245
	Healthcare, Series 2006C. Re-offering, 5.000%, 9/01/35 – AGC Insured
	Tucson, Arizona, Water System Revenue Bonds, Refunding Series 2017:
1,000	5.000%, 7/01/32	7/27 at 100.00	AA	1,170,530
1,410	5.000%, 7/01/33	7/27 at 100.00	AA	1,644,257
1,000	5.000%, 7/01/34	7/27 at 100.00	AA	1,159,170
750	5.000%, 7/01/35	7/27 at 100.00	AA	867,420
24,185	Total Arizona			27,243,944
	Arkansas – 0.3%
5,650	Fayetteville, Arkansas, Sales and Use Tax Revenue Bonds, Series 2006A, 4.750%, 11/01/18 –	5/18 at 100.00	AA	5,735,824
	AGM Insured
	California – 11.1%
5,000	Alameda Corridor Transportation Authority, California, Revenue Bonds, Refunding Second	10/26 at 100.00	BBB+	5,542,400
	Subordinate Lien Series 2016B, 5.000%, 10/01/36
4,615	Anaheim Public Financing Authority, California, Lease Revenue Bonds, Public Improvement	No Opt. Call	AA	3,945,917
	Project, Series 1997C, 0.000%, 9/01/23 – AGM Insured
5,000	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge, Series	4/23 at 100.00	AA– (4)	5,673,550
	2013S-4, 5.000%, 4/01/38 (Pre-refunded 4/01/23)
4,600	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Gold	7/18 at 42.48	CCC	1,872,384
	Country Settlement Funding Corporation, Refunding Series 2006, 0.000%, 6/01/33
	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Los
	Angeles County Securitization Corporation, Series 2006A:
3,275	5.450%, 6/01/28	12/18 at 100.00	B2	3,312,270
4,200	5.600%, 6/01/36	12/18 at 100.00	B2	4,247,922
1,175	California Department of Water Resources, Central Valley Project Water System Revenue Bonds,	12/26 at 100.00	AAA	1,381,718
	Refunding Series 2016AW, 5.000%, 12/01/33
10,000	California Health Facilities Financing Authority, California, Revenue Bonds, Sutter Health,	11/26 at 100.00	AA–	11,168,900
	Refunding Series 2016B, 5.000%, 11/15/46
10,000	California Health Facilities Financing Authority, California, Revenue Bonds, Sutter Health,	11/27 at 100.00	AA–	11,241,700
	Refunding Series 2017A, 5.000%, 11/15/48
1,200	California Health Facilities Financing Authority, Revenue Bonds, Children’s Hospital Los	8/27 at 100.00	BBB+	1,344,624
	Angeles, Series 2017A, 5.000%, 8/15/37
13,000	California Health Facilities Financing Authority, Revenue Bonds, Kaiser Permanente System,	No Opt. Call	AA–	16,654,170
	Series 2017A-2, 5.000%, 11/01/47

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
$3,850	California Health Facilities Financing Authority, Revenue Bonds, Saint Joseph Health System,	7/23 at 100.00	AA–	$4,311,461
	Series 2013A, 5.000%, 7/01/33
2,335	California Municipal Finance Authority, Revenue Bonds, Eisenhower Medical Center, Series	7/20 at 100.00	Baa2 (4)	2,522,571
	2010A, 5.750%, 7/01/40 (Pre-refunded 7/01/20)
1,625	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Series	11/23 at 100.00	A+	1,808,609
	2013I, 5.000%, 11/01/38
55	California State, General Obligation Bonds, Refunding Series 2007, 4.500%, 8/01/30	7/18 at 100.00	AA–	55,100
5,000	California State, General Obligation Bonds, Various Purpose Series 2011, 5.000%, 10/01/41	10/21 at 100.00	AA–	5,449,300
3,500	California Statewide Communities Development Authority, California, Revenue Bonds, Loma Linda	6/26 at 100.00	BB	3,692,535
	University Medical Center, Series 2016A, 5.000%, 12/01/46, 144A
3,125	California Statewide Community Development Authority, Revenue Bonds, Methodist Hospital	8/19 at 100.00	N/R (4)	3,313,219
	Project, Series 2009, 6.750%, 2/01/38 (Pre-refunded 8/01/19)
3,600	California Statewide Community Development Authority, Revenue Bonds, St. Joseph Health System,	7/18 at 100.00	AA– (4)	3,624,228
	Series 2007A, 5.750%, 7/01/47 (Pre-refunded 7/01/18) – FGIC Insured
5,000	Coast Community College District, Orange County, California, General Obligation Bonds, Series	8/18 at 100.00	AA+ (4)	5,041,500
	2006C, 5.000%, 8/01/32 (Pre-refunded 8/01/18) – AGM Insured
4,505	Covina-Valley Unified School District, Los Angeles County, California, General Obligation	No Opt. Call	A+	3,187,963
	Bonds, Series 2003B, 0.000%, 6/01/28 – FGIC Insured
2,180	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds,	1/31 at 100.00	BBB–	1,936,472
	Refunding Series 2013A, 0.000%, 1/15/42 (5)
30,000	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds, Series	No Opt. Call	AA+ (4)	27,749,097
	1995A, 0.000%, 1/01/22 (ETM)
	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed
	Bonds, Series 2007A-1:
10,180	5.000%, 6/01/33	6/18 at 100.00	B+	10,269,380
1,500	5.125%, 6/01/47	6/18 at 100.00	B–	1,499,970
5,540	Long Beach, California, Harbor Revenue Bonds, Series 2017C, 5.000%, 5/15/47	5/27 at 100.00	AA	6,321,749
	Merced Union High School District, Merced County, California, General Obligation Bonds,
	Series 1999A:
2,500	0.000%, 8/01/23 – FGIC Insured	No Opt. Call	AA–	2,163,950
2,555	0.000%, 8/01/24 – FGIC Insured	No Opt. Call	AA–	2,133,093
2,365	Montebello Unified School District, Los Angeles County, California, General Obligation Bonds,	No Opt. Call	A–	1,700,364
	Election 1998 Series 2004, 0.000%, 8/01/27 – FGIC Insured
	Mount San Antonio Community College District, Los Angeles County, California, General
	Obligation Bonds, Election of 2008, Series 2013A:
3,060	0.000%, 8/01/28 (5)	2/18 at 100.00	Aa1	2,910,947
2,315	0.000%, 8/01/43 (5)	8/35 at 100.00	Aa1	1,855,565
3,550	M-S-R Energy Authority, California, Gas Revenue Bonds, Citigroup Prepay Contracts, Series	No Opt. Call	A	4,917,070
	2009C, 6.500%, 11/01/39
	Napa Valley Community College District, Napa and Sonoma Counties, California, General
	Obligation Bonds, Election 2002 Series 2007C:
7,200	0.000%, 8/01/29 – NPFG Insured	7/18 at 57.18	Aa2	4,081,896
11,575	0.000%, 8/01/31 – NPFG Insured	7/18 at 51.50	Aa2	5,914,478
2,350	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2009,	11/19 at 100.00	N/R (4)	2,520,352
	6.750%, 11/01/39 (Pre-refunded 11/01/19)
10,150	Placer Union High School District, Placer County, California, General Obligation Bonds, Series	No Opt. Call	AA	5,838,483
	2004C, 0.000%, 8/01/33 – AGM Insured
15,505	Riverside Public Financing Authority, California, Tax Allocation Bonds, University	7/18 at 100.00	A–	15,535,700
	Corridor/Sycamore Canyon Merged Redevelopment Project, Arlington Redevelopment
	Project, Hunter Park/Northside Redevelopment Project, Magnolia Center Redevelopment
	Project, 5.000%, 8/01/37 – NPFG Insured

NUV	Nuveen Municipal Value Fund, Inc.
Portfolio of Investments (continued)
April 30, 2018 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
	San Bruno Park School District, San Mateo County, California, General Obligation Bonds,
	Series 2000B:
$2,575	0.000%, 8/01/24 – FGIC Insured	No Opt. Call	A+	$2,160,399
2,660	0.000%, 8/01/25 – FGIC Insured	No Opt. Call	A+	2,160,585
500	San Diego Tobacco Settlement Revenue Funding Corporation, California, Tobacco Settlement	6/28 at 100.00	BBB	506,695
	Bonds, Subordinate Series 2018C, 4.000%, 6/01/32
250	San Francisco Redevelopment Financing Authority, California, Tax Allocation Revenue Bonds,	2/21 at 100.00	BBB+ (4)	283,818
	Mission Bay South Redevelopment Project, Series 2011D, 7.000%, 8/01/41 (Pre-refunded 2/01/21)
12,095	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Toll Road Revenue	No Opt. Call	Baa2	9,776,630
	Bonds, Refunding Series 1997A, 0.000%, 1/15/25 – NPFG Insured
13,220	San Mateo County Community College District, California, General Obligation Bonds, Series	No Opt. Call	AAA	9,788,881
	2006A, 0.000%, 9/01/28 – NPFG Insured
5,000	San Mateo Union High School District, San Mateo County, California, General Obligation Bonds,	No Opt. Call	Aaa	4,280,350
	Election of 2000, Series 2002B, 0.000%, 9/01/24 – FGIC Insured
5,815	San Ysidro School District, San Diego County, California, General Obligation Bonds, Refunding	No Opt. Call	AA	1,268,193
	Series 2015, 0.000%, 8/01/48
2,000	Tobacco Securitization Authority of Northern California, Tobacco Settlement Asset-Backed	6/18 at 100.00	BB–	2,000,400
	Bonds, Refunding Series 2005A-2, 5.400%, 6/01/27
	University of California, General Revenue Bonds, Series 2009O:
370	5.250%, 5/15/39 (Pre-refunded 5/15/19)	5/19 at 100.00	N/R (4)	383,198
720	5.250%, 5/15/39 (Pre-refunded 5/15/19)	5/19 at 100.00	AA (4)	746,057
210	5.250%, 5/15/39 (Pre-refunded 5/15/19)	5/19 at 100.00	N/R (4)	217,491
252,600	Total California			230,313,304
	Colorado – 6.3%
5,000	Arkansas River Power Authority, Colorado, Power Revenue Bonds, Series 2006, 5.250%, 10/01/40 –	7/18 at 100.00	BBB	5,000,050
	SYNCORA GTY Insured
5,200	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives,	7/18 at 100.00	BBB+	5,205,928
	Series 2006A, 4.500%, 9/01/38
7,105	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives,	1/23 at 100.00	BBB+	7,556,736
	Series 2013A, 5.250%, 1/01/45
1,700	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Poudre Valley Health System,	9/18 at 102.00	AA	1,747,940
	Series 2005C, 5.250%, 3/01/40 – AGM Insured
2,845	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Sisters of Charity of	1/20 at 100.00	AA–	2,983,921
	Leavenworth Health Services Corporation, Refunding Composite Deal Series 2010B,
	5.000%, 1/01/21
15,925	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Sisters of Charity of	1/20 at 100.00	AA–	16,585,251
	Leavenworth Health Services Corporation, Series 2010A, 5.000%, 1/01/40
960	Colorado High Performance Transportation Enterprise, C-470 Express Lanes Revenue Bonds, Senior	12/24 at 100.00	N/R	1,040,141
	Lien Series 2017, 5.000%, 12/31/47
2,000	Colorado State Board of Governors, Colorado State University Auxiliary Enterprise System	3/22 at 100.00	Aa2 (4)	2,211,560
	Revenue Bonds, Series 2012A, 5.000%, 3/01/41 (Pre-refunded 3/01/22)
	Colorado State, Certificates of Participation, Lease Purchase Financing Program, National
	Western Center, Series 2018A:
1,250	5.000%, 9/01/30	3/28 at 100.00	Aa2	1,470,738
2,000	5.000%, 9/01/31	3/28 at 100.00	Aa2	2,340,140
1,260	5.000%, 9/01/32	3/28 at 100.00	Aa2	1,468,454
620	5.000%, 9/01/33	3/28 at 100.00	Aa2	719,708
	Denver City and County, Colorado, Airport System Revenue Bonds, Series 2012B:
2,750	5.000%, 11/15/25	11/22 at 100.00	A+	3,068,065
2,200	5.000%, 11/15/29	11/22 at 100.00	A+	2,426,512
5,160	Denver City and County, Colorado, Airport System Revenue Bonds, Subordinate Lien Series 2013B,	11/23 at 100.00	A	5,619,550
	5.000%, 11/15/43

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Colorado (continued)
$2,000	Denver Convention Center Hotel Authority, Colorado, Revenue Bonds, Convention Center Hotel,	12/26 at 100.00	Baa2	$2,226,920
	Refunding Senior Lien Series 2016, 5.000%, 12/01/35
	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2000B:
9,660	0.000%, 9/01/29 – NPFG Insured	No Opt. Call	A–	6,512,579
24,200	0.000%, 9/01/31 – NPFG Insured	No Opt. Call	A–	14,902,844
17,000	0.000%, 9/01/32 – NPFG Insured	No Opt. Call	A–	10,052,610
7,600	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Refunding Series 2006B, 0.000%,	9/26 at 52.09	A–	2,895,676
	9/01/39 – NPFG Insured
	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Series 2004B:
7,700	0.000%, 9/01/27 – NPFG Insured	9/20 at 67.94	A–	4,928,770
10,075	0.000%, 3/01/36 – NPFG Insured	9/20 at 41.72	A–	3,917,966
8,000	Public Authority for Colorado Energy, Natural Gas Purchase Revenue Bonds, Colorado Springs	No Opt. Call	A	10,962,080
	Utilities, Series 2008, 6.500%, 11/15/38
5,000	Rangely Hospital District, Rio Blanco County, Colorado, General Obligation Bonds, Refunding	11/21 at 100.00	Baa3	5,478,800
	Series 2011, 6.000%, 11/01/26
3,750	Regional Transportation District, Colorado, Denver Transit Partners Eagle P3 Project Private	7/20 at 100.00	BBB+	3,991,200
	Activity Bonds, Series 2010, 6.000%, 1/15/41
4,945	Regional Transportation District, Colorado, Sales Tax Revenue Bonds, Fastracks Project, Series	11/26 at 100.00	AA+	5,626,322
	2017A, 5.000%, 11/01/40
155,905	Total Colorado			130,940,461
	Connecticut – 0.8%
1,500	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Hartford HealthCare,	7/21 at 100.00	A	1,579,635
	Series 2011A, 5.000%, 7/01/41
8,440	Connecticut State, General Obligation Bonds, Series 2015E, 5.000%, 8/01/29	8/25 at 100.00	A1	9,294,803
5,000	Connecticut State, General Obligation Bonds, Series 2015F, 5.000%, 11/15/33	11/25 at 100.00	A1	5,454,900
9,510	Mashantucket Western Pequot Tribe, Connecticut, Special Revenue Bonds, Subordinate Series	No Opt. Call	N/R	297,172
	2013A, 6.050%, 7/01/31 (cash 4.000%, PIK 2.050%) (6)
24,450	Total Connecticut			16,626,510
	District of Columbia – 1.4%
15,000	District of Columbia Tobacco Settlement Corporation, Tobacco Settlement Asset-Backed Bonds,	6/18 at 17.87	N/R	2,338,350
	Series 2006A, 0.000%, 6/15/46
14,110	Metropolitan Washington Airports Authority, District of Columbia, Dulles Toll Road Revenue	4/22 at 100.00	BBB+	14,972,968
	Bonds, Dulles Metrorail & Capital Improvement Project, Refunding Second Senior Lien Series
	2014A, 5.000%, 10/01/53
10,000	Metropolitan Washington Airports Authority, District of Columbia, Dulles Toll Road Revenue	10/28 at 100.00	BBB+	12,525,400
	Bonds, Dulles Metrorail Capital Appreciation, Second Senior Lien Series 2010B,
	0.000%, 10/01/44 (5)
39,110	Total District of Columbia			29,836,718
	Florida – 5.0%
3,000	Cape Coral, Florida, Water and Sewer Revenue Bonds, Refunding Series 2011, 5.000%, 10/01/41	10/21 at 100.00	AA (4)	3,290,310
	(Pre-refunded 10/01/21) – AGM Insured
565	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Renaissance	6/25 at 100.00	N/R	592,617
	Charter School Income Projects, Series 2015A, 6.000%, 6/15/35, 144A
8,285	Florida, Development Finance Corporation, Surface Transportation Facility Revenue Bonds,	1/19 at 105.00	N/R	8,528,828
	Brightline Passenger Rail Project – South Segment, Series 2017, 5.625%, 1/01/47, 144A
	(Alternative Minimum Tax)
4,000	Gainesville, Florida, Utilities System Revenue Bonds, Series 2017A, 5.000%, 10/01/37	10/27 at 100.00	AA–	4,623,360
2,845	Greater Orlando Aviation Authority, Florida, Airport Facilities Revenue Bonds, Refunding	10/19 at 100.00	AA– (4)	2,970,265
	Series 2009C, 5.000%, 10/01/34 (Pre-refunded 10/01/19)

NUV	Nuveen Municipal Value Fund, Inc.
Portfolio of Investments (continued)
April 30, 2018 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Florida (continued)
$2,290	Hillsborough County Aviation Authority, Florida, Revenue Bonds, Tampa International Airport,	10/24 at 100.00	A+	$2,496,741
	Subordinate Lien Series 2015B, 5.000%, 10/01/40
5,090	Miami-Dade County Expressway Authority, Florida, Toll System Revenue Bonds, Series 2010A,	7/20 at 100.00	A+	5,351,830
	5.000%, 7/01/40
9,500	Miami-Dade County Health Facility Authority, Florida, Hospital Revenue Bonds, Miami Children’s	8/21 at 100.00	A+ (4)	10,650,355
	Hospital, Series 2010A, 6.000%, 8/01/46 (Pre-refunded 8/01/21)
2,000	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Refunding	10/24 at 100.00	A	2,218,220
	Series 2014B, 5.000%, 10/01/37
6,000	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Series 2009B,	10/19 at 100.00	A (4)	6,297,240
	5.500%, 10/01/36 (Pre-refunded 10/01/19)
4,000	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Series 2010B,	10/20 at 100.00	A	4,254,040
	5.000%, 10/01/29
4,000	Miami-Dade County, Florida, Transit System Sales Surtax Revenue Bonds, Refunding Series 2012,	7/22 at 100.00	AA	4,320,560
	5.000%, 7/01/42
9,590	Miami-Dade County, Florida, Water and Sewer System Revenue Bonds, Series 2010, 5.000%,	10/20 at 100.00	AA (4)	10,269,260
	10/01/39 (Pre-refunded 10/01/20) – AGM Insured
	Orlando Utilities Commission, Florida, Utility System Revenue Bonds, Series 2018A:
3,500	5.000%, 10/01/36	10/27 at 100.00	AA	4,036,165
3,780	5.000%, 10/01/37	10/27 at 100.00	AA	4,355,732
1,120	5.000%, 10/01/38	10/27 at 100.00	AA	1,288,616
10,725	Orlando, Florida, Contract Tourist Development Tax Payments Revenue Bonds, Series 2014A,	5/24 at 100.00	AA+ (4)	12,299,752
	5.000%, 11/01/44 (Pre-refunded 5/01/24)
3,250	Palm Beach County Health Facilities Authority, Florida, Revenue Bonds, Jupiter Medical Center,	11/22 at 100.00	BBB+	3,390,725
	Series 2013A, 5.000%, 11/01/43
1,020	Putnam County Development Authority, Florida, 5.000%, 3/15/42	5/28 at 100.00	A–	1,135,382
6,865	South Broward Hospital District, Florida, Hospital Revenue Bonds, Refunding Series 2015,	5/25 at 100.00	AA	7,072,117
	4.000%, 5/01/34
3,300	Tampa, Florida, Health System Revenue Bonds, Baycare Health System, Series 2012A,	5/22 at 100.00	Aa2	3,590,994
	5.000%, 11/15/33
94,725	Total Florida			103,033,109
	Georgia – 0.9%
3,325	Atlanta, Georgia, Water and Wastewater Revenue Bonds, Refunding Series 2015, 5.000%, 11/01/40	5/25 at 100.00	Aa2	3,735,205
2,290	Fulton County Development Authority, Georgia, Hospital Revenue Bonds, Wellstar Health System,	4/27 at 100.00	A	2,519,710
	Inc. Project, Series 2017A, 5.000%, 4/01/47
6,000	Gainesville and Hall County Hospital Authority, Georgia, Revenue Anticipation Certificates,	2/27 at 100.00	AA–	7,054,380
	Northeast Georgia Health Services Inc., Series 2017B, 5.500%, 2/15/42
2,415	Municipal Electric Authority of Georgia, Project One Revenue Bonds, Subordinate Lien Series	1/25 at 100.00	A	2,631,529
	2015A, 5.000%, 1/01/35
2,000	Private Colleges and Universities Authority, Georgia, Revenue Bonds, Emory University,	10/26 at 100.00	AA+	2,269,980
	Refunding Series 2016A, 5.000%, 10/01/46
16,030	Total Georgia			18,210,804
	Guam – 0.0%
330	Guam International Airport Authority, Revenue Bonds, Series 2013C, 6.375%, 10/01/43	10/23 at 100.00	BBB	375,454
	(Alternative Minimum Tax)
	Hawaii – 0.2%
3,625	Honolulu City and County, Hawaii, General Obligation Bonds, Refunding Series 2009A, 5.250%,	4/19 at 100.00	Aa1 (4)	3,738,789
	4/01/32 (Pre-refunded 4/01/19)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois – 14.6%
$5,000	Chicago Board of Education, Illinois, Dedicated Capital Improvement Tax Revenue Bonds, Series	4/27 at 100.00	A	$5,822,900
	2016, 6.000%, 4/01/46
5,000	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Series	12/25 at 100.00	B	5,743,200
	2016A, 7.000%, 12/01/44
2,945	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Series	12/26 at 100.00	B	3,331,178
	2016B, 6.500%, 12/01/46
4,710	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Series	12/27 at 100.00	B	5,549,652
	2017A, 7.000%, 12/01/46, 144A
17,725	Chicago Board of Education, Illinois, Unlimited Tax General Obligation Bonds, Dedicated Tax	No Opt. Call	Baa2	13,267,872
	Revenues, Series 1998B-1, 0.000%, 12/01/24 – FGIC Insured
7,495	Chicago Board of Education, Illinois, Unlimited Tax General Obligation Bonds, Dedicated Tax	No Opt. Call	Baa2	3,951,289
	Revenues, Series 1999A, 0.000%, 12/01/31 – FGIC Insured
1,500	Chicago Park District, Illinois, General Obligation Bonds, Limited Tax Series 2011A,	1/22 at 100.00	AA+	1,572,990
	5.000%, 1/01/36
	Chicago, Illinois, General Obligation Bonds, Project & Refunding Series 2006A:
1,195	4.750%, 1/01/30 – AGM Insured	7/18 at 100.00	AA	1,199,314
2,175	4.625%, 1/01/31 – AGM Insured	7/18 at 100.00	AA	2,182,547
5,000	Chicago, Illinois, Motor Fuel Tax Revenue Bonds, Series 2008A, 5.000%, 1/01/38 – AGC Insured	7/18 at 100.00	AA	5,012,950
3,320	Cook and DuPage Counties Combined School District 113A Lemont, Illinois, General Obligation	No Opt. Call	AA	3,132,154
	Bonds, Series 2002, 0.000%, 12/01/20 – FGIC Insured
8,875	Cook County, Illinois, General Obligation Bonds, Refunding Series 2010A, 5.250%, 11/15/33	11/20 at 100.00	AA–	9,367,918
1,000	Cook County, Illinois, General Obligation Bonds, Refunding Series 2018, 5.000%, 11/15/35	11/26 at 100.00	AA–	1,101,320
3,260	Cook County, Illinois, Recovery Zone Facility Revenue Bonds, Navistar International	10/20 at 100.00	B+	3,464,206
	Corporation Project, Series 2010, 6.750%, 10/15/40
5,000	Cook County, Illinois, Sales Tax Revenue Bonds, Series 2012, 5.000%, 11/15/37	11/22 at 100.00	AAA	5,399,050
	Illinois Development Finance Authority, Local Government Program Revenue Bonds, Kane,
	Cook and DuPage Counties School District U46 – Elgin, Series 2002:
13,070	0.000%, 1/01/19 – AGM Insured	No Opt. Call	Aa3	12,868,853
14,960	0.000%, 1/01/19 – AGM Insured (ETM)	No Opt. Call	Aa3 (4)	14,769,410
1,800	Illinois Development Finance Authority, Local Government Program Revenue Bonds,	No Opt. Call	A2	1,766,106
	Winnebago and Boone Counties School District 205 – Rockford, Series 2000, 0.000%,
	2/01/19 – AGM Insured
3,000	Illinois Finance Authority, Revenue Bonds, Central DuPage Health, Series 2009, 5.250%,	11/19 at 100.00	AA+ (4)	3,148,110
	11/0 1/39 (Pre-refunded 11/01/19)
1,875	Illinois Finance Authority, Revenue Bonds, Central DuPage Health, Series 2009B, 5.500%,	11/19 at 100.00	AA+ (4)	1,973,025
	11/01/39 (Pre-refunded 11/01/19)
	Illinois Finance Authority, Revenue Bonds, OSF Healthcare System, Refunding Series 2010A:
970	6.000%, 5/15/39	5/20 at 100.00	A	1,035,970
3,110	6.000%, 5/15/39 (Pre-refunded 5/15/20)	5/20 at 100.00	N/R (4)	3,353,078
	Illinois Finance Authority, Revenue Bonds, Provena Health, Series 2009A:
45	7.750%, 8/15/34 (Pre-refunded 8/15/19)	8/19 at 100.00	N/R (4)	48,291
4,755	7.750%, 8/15/34 (Pre-refunded 8/15/19)	8/19 at 100.00	N/R (4)	5,102,781
5,000	Illinois Finance Authority, Revenue Bonds, Rush University Medical Center Obligated Group,	5/25 at 100.00	A+	5,490,250
	Series 2015A, 5.000%, 11/15/38
4,475	Illinois Finance Authority, Revenue Bonds, Silver Cross Hospital and Medical Centers,	8/18 at 100.00	BBB+	4,507,847
	Refunding Series 2008A, 5.500%, 8/15/30
	Illinois Finance Authority, Revenue Bonds, Silver Cross Hospital and Medical Centers,
	Refunding Series 2015C:
560	5.000%, 8/15/35	8/25 at 100.00	Baa1	598,343
825	5.000%, 8/15/44	8/25 at 100.00	Baa1	870,243
2,500	Illinois Finance Authority, Revenue Bonds, The University of Chicago Medical Center, Series	2/21 at 100.00	AA– (4)	2,725,225
	2011C, 5.500%, 8/15/41 (Pre-refunded 2/15/21)

NUV	Nuveen Municipal Value Fund, Inc.
Portfolio of Investments (continued)
April 30, 2018 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois (continued)
$3,000	Illinois Finance Authority, Revenue Bonds, University of Chicago, Series 2012A,	10/21 at 100.00	AA+	$3,195,240
	5.000%, 10/01/51
3,750	Illinois Sports Facility Authority, State Tax Supported Bonds, Series 2001, 5.500%, 6/15/30 –	7/18 at 100.00	BBB–	3,756,450
	AMBAC Insured
5,000	Illinois State, General Obligation Bonds, November Series 2017D, 5.000%, 11/01/27	No Opt. Call	BBB	5,215,050
1,755	Illinois State, General Obligation Bonds, October Series 2016, 5.000%, 2/01/29	2/27 at 100.00	BBB	1,816,478
655	Illinois State, General Obligation Bonds, Refunding Series 2012, 5.000%, 8/01/25	8/22 at 100.00	BBB	676,949
5,590	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Senior Lien Series 2013A,	1/23 at 100.00	AA–	6,095,895
	5.000%, 1/01/38
5,000	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Senior Lien Series 2017A,	1/28 at 100.00	AA–	5,605,850
	5.000%, 1/01/42
5,000	Lombard Public Facilities Corporation, Illinois, Conference Center and Hotel Revenue Bonds,	1/19 at 100.00	N/R	4,607,100
	First Tier Series 2005A-2, 5.500%, 1/01/36 – ACA Insured
16,800	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion	No Opt. Call	Baa2	14,769,888
	Project, Refunding Series 1996A, 0.000%, 12/15/21 – NPFG Insured
	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion
	Project, Refunding Series 2002B:
495	5.500%, 6/15/20	6/19 at 100.00	BB+	501,084
2,380	5.550%, 6/15/21	No Opt. Call	BB+	2,409,131
	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion
	Project, Series 1993A:
280	0.000%, 6/15/18	No Opt. Call	BB+	278,978
8,990	0.000%, 6/15/18 (ETM)	No Opt. Call	N/R (4)	8,970,312
	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion
	Project, Series 1994B:
6,300	0.000%, 6/15/18	No Opt. Call	BB+	6,277,005
950	0.000%, 6/15/18 (ETM)	No Opt. Call	N/R (4)	947,920
3,635	0.000%, 6/15/21 – NPFG Insured	No Opt. Call	Baa2	3,259,105
5,190	0.000%, 6/15/28 – NPFG Insured	No Opt. Call	Baa2	3,321,341
11,675	0.000%, 6/15/29 – FGIC Insured	No Opt. Call	Baa2	7,110,192
	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion
	Project, Series 2002A:
7,685	5.700%, 6/15/24	6/22 at 101.00	BB+	8,544,798
2,315	5.700%, 6/15/24 (Pre-refunded 6/15/22)	6/22 at 101.00	N/R (4)	2,652,527
4,950	0.000%, 12/15/32 – NPFG Insured	No Opt. Call	Baa2	2,517,026
21,375	0.000%, 6/15/34 – NPFG Insured	No Opt. Call	Baa2	9,903,679
21,000	0.000%, 12/15/35 – NPFG Insured	No Opt. Call	Baa2	8,995,560
21,970	0.000%, 6/15/36 – NPFG Insured	No Opt. Call	Baa2	9,138,861
10,375	0.000%, 12/15/36 – NPFG Insured	No Opt. Call	Baa2	4,212,458
10,000	0.000%, 12/15/37 – NPFG Insured	No Opt. Call	Baa2	3,853,500
25,825	0.000%, 6/15/39 – NPFG Insured	No Opt. Call	Baa2	9,100,730
6,095	Regional Transportation Authority, Cook, DuPage, Kane, Lake, McHenry and Will Counties,	No Opt. Call	AA	8,001,577
	Illinois, General Obligation Bonds, Series 2002A, 6.000%, 7/01/32 – NPFG Insured
8,000	Regional Transportation Authority, Cook, DuPage, Kane, Lake, McHenry and Will Counties,	No Opt. Call	AA	10,094,720
	Illinois, General Obligation Bonds, Series 2003A, 6.000%, 7/01/33 – NPFG Insured
5,020	Southwestern Illinois Development Authority, Local Government Revenue Bonds, Edwardsville	No Opt. Call	AA	4,091,200
	Community Unit School District 7 Project, Series 2007, 0.000%, 12/01/23 – AGM Insured
10,285	Springfield, Illinois, Water Revenue Bonds, Series 2012, 5.000%, 3/01/37 (UB) (7)	3/22 at 100.00	AA–	11,004,436
615	University of Illinois, Health Services Facilities System Revenue Bonds, Series 2013,	10/23 at 100.00	A–	688,277
	6.000%, 10/01/42

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois (continued)
	Will County Community Unit School District 201U, Crete-Monee, Illinois, General Obligation
	Bonds, Capital Appreciation Series 2004:
$2,550	0.000%, 11/01/22 – NPFG Insured	No Opt. Call	A+	$2,221,509
780	0.000%, 11/01/22 – NPFG Insured (ETM)	No Opt. Call	Baa2 (4)	698,779
376,430	Total Illinois			302,889,677
	Indiana – 2.0%
5,010	Indiana Finance Authority, Hospital Revenue Bonds, Community Health Network Project, Series	5/23 at 100.00	A	5,392,263
	2012A, 5.000%, 5/01/42
2,250	Indiana Finance Authority, Hospital Revenue Bonds, Indiana University Health Obligation Group,	6/25 at 100.00	AA	2,270,678
	Refunding 2015A, 4.000%, 12/01/40
5,740	Indiana Finance Authority, Private Activity Bonds, Ohio River Bridges East End Crossing	7/23 at 100.00	A–	6,104,203
	Project, Series 2013A, 5.000%, 7/01/48 (Alternative Minimum Tax)
2,000	Indiana Municipal Power Agency Power Supply System Revenue Bonds, Refunding Series 2016A,	7/26 at 100.00	A+	2,246,060
	5.000%, 1/01/42
	Indianapolis Local Public Improvement Bond Bank, Indiana, Series 1999E:
12,550	0.000%, 2/01/21 – AMBAC Insured	No Opt. Call	AA	11,779,430
2,400	0.000%, 2/01/25 – AMBAC Insured	No Opt. Call	AA	1,982,832
14,595	0.000%, 2/01/27 – AMBAC Insured	No Opt. Call	AA	11,199,911
44,545	Total Indiana			40,975,377
	Iowa – 1.3%
14,500	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company	12/18 at 100.00	B	14,713,440
	Project, Series 2013, 5.500%, 12/01/22
	Iowa Tobacco Settlement Authority, Asset Backed Settlement Revenue Bonds, Series 2005C:
175	5.375%, 6/01/38	7/18 at 100.00	B+	175,429
7,000	5.625%, 6/01/46	7/18 at 100.00	B	7,036,260
4,965	Iowa Tobacco Settlement Authority, Tobacco Asset-Backed Revenue Bonds, Series 2005B,	7/18 at 100.00	BB–	5,016,288
	5.600%, 6/01/34
26,640	Total Iowa			26,941,417
	Kentucky – 0.9%
565	Greater Kentucky Housing Assistance Corporation, FHA-Insured Section 8 Mortgage Revenue	7/18 at 100.00	Baa2	566,441
	Refunding Bonds, Series 1997A, 6.100%, 1/01/24 – NPFG Insured
	Kenton County Airport Board, Kentucky, Airport Revenue Bonds, Cincinnati/Northern Kentucky
	International Airport, Series 2016:
1,530	5.000%, 1/01/27	1/26 at 100.00	A+	1,726,880
1,600	5.000%, 1/01/28	1/26 at 100.00	A+	1,798,928
1,750	Kentucky Economic Development Finance Authority, Louisville Arena Project Revenue Bonds,	6/18 at 100.00	AA (4)	1,756,055
	Louisville Arena Authority, Inc., Series 2008-A1, 6.000%, 12/01/38 (Pre-refunded
	6/01/18) – AGC Insured
7,935	Kentucky Economic Development Finance Authority, Revenue Bonds, Next Generation Kentucky	7/25 at 100.00	BBB+	8,381,344
	Information Highway Project, Senior Series 2015A, 5.000%, 7/01/40
6,000	Kentucky Public Transportation Infrastructure Authority, First Tier Toll Revenue Bonds,	7/31 at 100.00	Baa3	5,553,480
	Downtown Crossing Project, Convertible Capital Appreciation Series 2013C, 0.000%, 7/01/39 (5)
19,380	Total Kentucky			19,783,128
	Louisiana – 1.1%
2,310	Louisiana Local Government Environmental Facilities and Community Development Authority,	8/20 at 100.00	BBB	2,532,407
	Revenue Bonds, Westlake Chemical Corporation Projects, Series 2009A, 6.500%, 8/01/29
5,450	Louisiana Local Government Environmental Facilities and Community Development Authority,	11/20 at 100.00	BBB	6,003,829
	Revenue Bonds, Westlake Chemical Corporation Projects, Series 2010A-1, 6.500%, 11/01/35
4,420	Louisiana Stadium and Exposition District, Revenue Refunding Bonds, Senior Lien Series 2013A,	7/23 at 100.00	AA–	4,913,537
	5.000%, 7/01/28

NUV	Nuveen Municipal Value Fund, Inc.
Portfolio of Investments (continued)
April 30, 2018 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Louisiana (continued)
$9,040	New Orleans Aviation Board, Louisiana, General Airport Revenue Bonds, North Terminal Project,	1/27 at 100.00	A–	$10,059,802
	Series 2017A, 5.000%, 1/01/48
21,220	Total Louisiana			23,509,575
	Maine – 0.6%
4,250	Maine Health and Higher Educational Facilities Authority Revenue Bonds, Eastern Maine Medical	7/23 at 100.00	BBB	4,398,155
	Center Obligated Group Issue, Series 2013, 5.000%, 7/01/33
1,050	Maine Health and Higher Educational Facilities Authority, Revenue Bonds, Maine General Medical	7/21 at 100.00	BB	1,135,586
	Center, Series 2011, 6.750%, 7/01/41
6,635	Maine Turnpike Authority, Turnpike Revenue Bonds, Series 2018, 5.000%, 7/01/47	7/28 at 100.00	AA–	7,565,094
11,935	Total Maine			13,098,835
	Maryland – 1.1%
	Baltimore, Maryland, Convention Center Hotel Revenue Bonds, Refunding Series 2017:
630	5.000%, 9/01/31	9/27 at 100.00	BBB–	717,551
2,330	5.000%, 9/01/32	9/27 at 100.00	BBB–	2,649,793
3,070	5.000%, 9/01/34	9/27 at 100.00	BBB–	3,425,967
1,000	5.000%, 9/01/35	9/27 at 100.00	BBB–	1,111,750
1,000	5.000%, 9/01/36	9/27 at 100.00	BBB–	1,109,230
1,000	5.000%, 9/01/39	9/27 at 100.00	BBB–	1,106,730
6,000	5.000%, 9/01/42	9/27 at 100.00	BBB–	6,605,460
2,350	Maryland Economic Development Corporation, Private Activity Revenue Bonds AP, Purple Line	9/26 at 100.00	BBB+	2,572,569
	Light Rail Project, Green Bonds, Series 2016D, 5.000%, 3/31/41 (Alternative Minimum Tax)
1,050	Maryland Health and Higher Educational Facilities Authority, Maryland, Hospital Revenue Bonds,	7/25 at 100.00	BBB	1,118,156
	Meritus Medical Center, Series 2015, 5.000%, 7/01/40
1,500	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Adventist	1/22 at 100.00	Baa3	1,655,385
	Healthcare, Series 2011A, 6.125%, 1/01/36
19,930	Total Maryland			22,072,591
	Massachusetts – 1.6%
2,100	Massachusetts Development Finance Agency, Hospital Revenue Bonds, Cape Cod Healthcare	11/23 at 100.00	A+	2,301,180
	Obligated Group, Series 2013, 5.250%, 11/15/41
	Massachusetts Development Finance Agency, Revenue Bonds, Boston Medical Center Issue,
	Series 2016E:
2,905	5.000%, 7/01/35	7/26 at 100.00	BBB	3,192,479
1,105	5.000%, 7/01/36	7/26 at 100.00	BBB	1,211,080
2,765	Massachusetts Development Finance Agency, Revenue Bonds, Dana-Farber Cancer Institute Issue,	12/26 at 100.00	A1	3,096,136
	Series 2016N, 5.000%, 12/01/41
500	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, CareGroup Inc.,	7/18 at 100.00	A– (4)	502,765
	Series 2008E-1 &2, 5.125%, 7/01/38 (Pre-refunded 7/01/18)
	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Suffolk University,
	Refunding Series 2009A:
770	5.750%, 7/01/39	7/19 at 100.00	Baa2	796,426
1,530	5.750%, 7/01/39 (Pre-refunded 7/01/19)	7/19 at 100.00	N/R (4)	1,598,345
9,805	Massachusetts Housing Finance Agency, Housing Bonds, Series 2009F, 5.700%, 6/01/40	12/18 at 100.00	AA	9,910,600
	(Alternative Minimum Tax)
9,110	Massachusetts School Building Authority, Dedicated Sales Tax Revenue Bonds, Senior Series	5/23 at 100.00	AA+	10,022,731
	2013A, 5.000%, 5/15/43
980	Massachusetts Turnpike Authority, Metropolitan Highway System Revenue Bonds, Senior Series	No Opt. Call	A+	696,359
	1997A, 0.000%, 1/01/29 – NPFG Insured
320	Massachusetts Water Pollution Abatement Trust, Pooled Loan Program Bonds, Series 2000-6,	7/18 at 100.00	Aaa	320,973
	5.500%, 8/01/30
31,890	Total Massachusetts			33,649,074

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Michigan – 3.3%
	Detroit Academy of Arts and Sciences, Michigan, Public School Academy Revenue Bonds, Refunding
	Series 2013:
$1,930	6.000%, 10/01/33	10/23 at 100.00	N/R	$1,853,109
2,520	6.000%, 10/01/43	10/23 at 100.00	N/R	2,296,400
4,515	Detroit Local Development Finance Authority, Michigan, Tax Increment Bonds, Series 1998A,	5/18 at 100.00	B–	4,460,730
	5.500%, 5/01/21
1,415	Detroit Water and Sewerage Department, Michigan, Sewage Disposal System Revenue Bonds,	7/22 at 100.00	A	1,514,064
	Refunding Senior Lien Series 2012A, 5.250%, 7/01/39
15	Detroit, Michigan, Second Lien Sewerage Disposal System Revenue Bonds, Series 2005A, 4.500%,	7/18 at 100.00	BBB+	15,022
	7/01/35 – NPFG Insured
3,000	Detroit, Michigan, Senior Lien Sewerage Disposal System Revenue Bonds, Series 2001B, 5.500%,	No Opt. Call	A–	3,490,020
	7/01/29 – FGIC Insured
395	Detroit, Michigan, Sewage Disposal System Revenue Bonds, Second Lien Series 2006A, 5.500%,	7/18 at 100.00	AA+ (4)	397,394
	7/01/36 (Pre-refunded 7/01/18) – BHAC Insured
7,525	Detroit, Michigan, Sewage Disposal System Revenue Bonds, Series 2001C-2, 5.250%, 7/01/29 –	7/18 at 100.00	AA+	7,568,570
	FGIC Insured
935	Detroit, Michigan, Water Supply System Revenue Bonds, Senior Lien Series 2005B, 4.750%,	7/18 at 100.00	AA+ (4)	939,525
	7/01/34 (Pre-refunded 7/01/18) – BHAC Insured
5	Detroit, Michigan, Water Supply System Second Lien Revenue Bonds, Series 2003B, 5.000%,	7/18 at 100.00	BBB+	5,012
	7/01/34 – NPFG Insured
5	Detroit, Michigan, Water Supply System Senior Lien Revenue Bonds, Series 2003A, 5.000%,	7/18 at 100.00	A	5,011
	7/01/34 – NPFG Insured
	Kalamazoo Hospital Finance Authority, Michigan, Hospital Revenue Refunding Bonds, Bronson
	Methodist Hospital, Series 2010:
895	5.250%, 5/15/36 – AGM Insured	5/20 at 100.00	A2	937,190
1,105	5.250%, 5/15/36 (Pre-refunded 5/15/20) – AGM Insured	5/20 at 100.00	A2 (4)	1,174,924
1,950	Michigan Finance Authority, Local Government Loan Program Revenue Bonds, Detroit Water &	7/22 at 100.00	A	2,110,251
	Sewerage Department Water Supply System Local Project, Series 2014C-1, 5.000%, 7/01/44
	Michigan Finance Authority, Revenue Bonds, Trinity Health Credit Group, Refunding Series 2011:
4,585	5.000%, 12/01/39	12/21 at 100.00	AA–	4,966,976
15	5.000%, 12/01/39 (Pre-refunded 12/01/21)	12/21 at 100.00	N/R (4)	16,455
5,000	Michigan Finance Authority, Revenue Bonds, Trinity Health Credit Group, Refunding Series 2015,	6/22 at 100.00	AA–	5,467,700
	5.000%, 12/01/35
6,000	Michigan Hospital Finance Authority, Revenue Bonds, Ascension Health Senior Credit Group,	11/26 at 100.00	AA+	6,038,820
	Refunding and Project Series 2010F-6, 4.000%, 11/15/47
2,155	Michigan Municipal Bond Authority, Clean Water Revolving Fund Revenue Bonds, Series 2010,	10/20 at 100.00	AAA	2,307,639
	5.000%, 10/01/29 (Pre-refunded 10/01/20)
5,000	Michigan State Building Authority, Revenue Bonds, Facilities Program, Refunding Series	10/21 at 100.00	Aa2	5,481,300
	2011-II-A, 5.375%, 10/15/41
10,000	Michigan State Building Authority, Revenue Bonds, Facilities Program, Refunding Series 2015-I,	10/25 at 100.00	Aa2	11,391,100
	5.000%, 4/15/30
2,890	Oakland University, Michigan, General Revenue Bonds, Series 2012, 5.000%, 3/01/42	3/22 at 100.00	A1	3,109,496
1,150	Royal Oak Hospital Finance Authority, Michigan, Hospital Revenue Bonds, William Beaumont	9/18 at 100.00	Aaa	1,174,438
	Hospital, Refunding Series 2009V, 8.250%, 9/01/39 (Pre-refunded 9/01/18)
1,100	Wayne County Airport Authority, Michigan, Revenue Bonds, Detroit Metropolitan Wayne County	12/25 at 100.00	A	1,208,229
	Airport, Series 2015D, 5.000%, 12/01/45
64,105	Total Michigan			67,929,375
	Minnesota – 0.6%
1,495	Breckenridge, Minnesota, Revenue Bonds, Catholic Health Initiatives, Series 2004A,	7/18 at 100.00	BBB+	1,507,962
	5.000%, 5/01/30
6,375	Minneapolis, Minnesota, Health Care System Revenue Bonds, Fairview Hospital and Healthcare	11/18 at 100.00	A+ (4)	6,540,049
	Services, Series 2008A, 6.625%, 11/15/28 (Pre-refunded 11/15/18)

NUV	Nuveen Municipal Value Fund, Inc.
Portfolio of Investments (continued)
April 30, 2018 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Minnesota (continued)
$3,200	Rochester, Minnesota, Health Care Facilities Revenue Bonds, Mayo Clinic, Refunding Series	No Opt. Call	AA	$3,916,576
	2016B, 5.000%, 11/15/34
11,070	Total Minnesota			11,964,587
	Missouri – 0.8%
3,465	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds,	11/23 at 100.00	A2	3,690,364
	CoxHealth, Series 2013A, 5.000%, 11/15/48
12,000	Missouri Health and Educational Facilities Authority, Revenue Bonds, SSM Health Care System,	6/20 at 100.00	AA–	12,614,280
	Series 2010B, 5.000%, 6/01/30
15,465	Total Missouri			16,304,644
	Montana – 0.1%
1,115	Billings, Montana, Sewer System Revenue Bonds, Series 2017, 5.000%, 7/01/33	7/27 at 100.00	AA+	1,290,534
	Nebraska – 0.2%
1,855	Central Plains Energy Project, Nebraska, Gas Project 3 Revenue Bonds, Series 2012,	9/22 at 100.00	A	2,021,060
	5.000%, 9/01/42
1,400	Douglas County Hospital Authority 3, Nebraska, Health Facilities Revenue Bonds, Nebraska	11/25 at 100.00	A–	1,522,038
	Methodist Health System, Refunding Series 2015, 5.000%, 11/01/45
3,255	Total Nebraska			3,543,098
	Nevada – 2.5%
5,075	Clark County, Nevada, Airport Revenue Bonds, Subordinate Lien Series 2010B, 5.750%, 7/01/42	1/20 at 100.00	Aa3	5,387,366
	Las Vegas Valley Water District, Nevada, General Obligation Bonds, Refunding Series 2015:
5,220	5.000%, 6/01/33	12/24 at 100.00	AA+	5,868,950
10,000	5.000%, 6/01/34	12/24 at 100.00	AA+	11,224,100
9,000	5.000%, 6/01/39	12/24 at 100.00	AA+	10,033,290
6,205	Las Vegas Valley Water District, Nevada, General Obligation Bonds, Refunding Water Improvement	6/26 at 100.00	AA+	6,989,870
	Series 2016A, 5.000%, 6/01/41
10,000	North Las Vegas, Nevada, General Obligation Bonds, Series 2006, 5.000%, 5/01/36 – NPFG Insured	7/18 at 100.00	BBB	10,008,900
1,500	Sparks Tourism Improvement District 1, Legends at Sparks Marina, Nevada, Senior Sales Tax	6/18 at 100.00	Ba3	1,504,515
	Revenue Bonds Series 2008A, 6.750%, 6/15/28, 144A
47,000	Total Nevada			51,016,991
	New Hampshire – 0.1%
1,500	New Hampshire Business Finance Authority, Revenue Bonds, Elliot Hospital Obligated Group	10/19 at 100.00	Baa1 (4)	1,587,315
	Issue, Series 2009A, 6.125%, 10/01/39 (Pre-refunded 10/01/19)
	New Jersey – 3.7%
930	New Jersey Economic Development Authority, Private Activity Bonds, The Goethals Bridge	1/24 at 100.00	AA	1,019,001
	Replacement Project, Series 2013, 5.125%, 1/01/39 – AGM Insured (Alternative Minimum Tax)
6,000	New Jersey Economic Development Authority, School Facilities Construction Bonds, Refunding	12/26 at 100.00	A–	6,785,880
	Series 2016BBB, 5.500%, 6/15/31
5,990	New Jersey Economic Development Authority, School Facilities Construction Bonds, Series	No Opt. Call	AA	6,938,696
	2005N-1, 5.500%, 9/01/25 – AGM Insured
4,000	New Jersey Economic Development Authority, School Facilities Construction Financing Program	3/23 at 100.00	A–	4,258,840
	Bonds, Refunding Series 2013NN, 5.000%, 3/01/25
3,300	New Jersey Health Care Facilities Financing Authority, New Jersey, Revenue Bonds, Saint Peters	7/18 at 100.00	BB+	3,316,434
	University Hospital, Series 2007, 5.750%, 7/01/37
9,420	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Capital	No Opt. Call	A–	5,063,721
	Appreciation Series 2010A, 0.000%, 12/15/31
	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Refunding
	Series 2006C:
30,000	0.000%, 12/15/30 – FGIC Insured	No Opt. Call	A–	17,279,097
27,000	0.000%, 12/15/32 – AGM Insured	No Opt. Call	AA	14,831,640

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	New Jersey (continued)
$4,500	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2013AA,	6/23 at 100.00	A–	$4,757,490
	5.000%, 6/15/29
	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2015AA:
2,750	5.250%, 6/15/32	6/25 at 100.00	A–	2,987,628
2,150	5.250%, 6/15/34	6/25 at 100.00	A–	2,308,090
2,000	New Jersey Turnpike Authority, Revenue Bonds, Refunding Series 2017B, 5.000%, 1/01/40	1/28 at 100.00	A+	2,270,420
1,135	Rutgers State University, New Jersey, Revenue Bonds, Refunding Series 2013L, 5.000%, 5/01/43	5/23 at 100.00	Aa3	1,251,247
2,720	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds,	6/28 at 100.00	BBB	2,860,678
	Series 2018B, 5.000%, 6/01/46
101,895	Total New Jersey			75,928,862
	New Mexico – 0.0%
555	University of New Mexico, Revenue Bonds, Refunding Series 1992A, 6.000%, 6/01/21	No Opt. Call	AA	581,324
	New York – 5.3%
4,030	Dormitory Authority of the State of New York, Lease Revenue Bonds, State University Dormitory	7/27 at 100.00	Aa3	4,544,027
	Facilities, Series 2017A, 5.000%, 7/01/46
1,950	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2017,	9/27 at 100.00	A–	2,199,249
	5.000%, 9/01/42
5,160	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2008A, 5.500%,	5/19 at 100.00	AA+ (4)	5,349,424
	5/01/33 (Pre-refunded 5/01/19) – BHAC Insured
12,855	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2011A, 5.000%,	5/21 at 100.00	A– (4)	13,951,917
	5/01/38 (Pre-refunded 5/01/21)
9,850	New York City Industrial Development Authority, New York, PILOT Revenue Bonds, Yankee Stadium	7/18 at 100.00	Baa1	9,856,698
	Project, Series 2006, 4.750%, 3/01/46 – NPFG Insured
3,525	New York City Municipal Water Finance Authority, New York, Water and Sewer System Revenue	6/19 at 100.00	AA+	3,649,503
	Bonds, Second Generation Resolution, Series 2009EE-2, 5.250%, 6/15/40
9,375	New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds, Fiscal	7/28 at 100.00	AA	11,027,344
	2018, Series 2017S-3, 5.250%, 7/15/45
11,755	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 3 World Trade	11/24 at 100.00	N/R	12,369,787
	Center Project, Class 1 Series 2014, 5.000%, 11/15/44, 144A
5,825	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 4 World Trade	11/21 at 100.00	A+	6,461,847
	Center Project, Series 2011, 5.750%, 11/15/51
7,970	New York Transportation Development Corporation, New York, Special Facility Revenue Bonds,	1/28 at 100.00	Baa3	8,804,778
	Delta Air Lines, Inc. – LaGuardia Airport Terminals C&D Redevelopment Project, Series 2018,
	5.000%, 1/01/36 (WI/DD, Settling 5/03/18) (Alternative Minimum Tax)
8,270	New York Transportation Development Corporation, Special Facilities Bonds, LaGuardia Airport	7/24 at 100.00	BBB	8,862,049
	Terminal B Redevelopment Project, Series 2016A, 5.000%, 7/01/46 (Alternative Minimum Tax)
9,925	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air	12/20 at 100.00	Baa1	10,860,630
	Terminal LLC Project, Eighth Series 2010, 6.000%, 12/01/42
7,000	Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds, MTA	5/27 at 100.00	AA–	8,011,430
	Bridges & Tunnels, Series 2017B, 5.000%, 11/15/38
3,000	Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds, Refunding	5/25 at 100.00	AA–	3,302,040
	Series 2015A, 5.000%, 11/15/50
650	TSASC Inc., New York, Tobacco Settlement Asset-Backed Bonds, Fiscal 2017 Series B,	No Opt. Call	B+	709,280
	5.000%, 6/01/24
101,140	Total New York			109,960,003
	North Carolina – 1.0%
1,500	Charlotte-Mecklenburg Hospital Authority, North Carolina, Health Care Revenue Bonds, DBA	1/21 at 100.00	AA–	1,613,235
	Carolinas HealthCare System, Series 2011A, 5.125%, 1/15/37
3,000	North Carolina Capital Facilities Finance Agency, Revenue Bonds, Duke University Project,	10/26 at 100.00	AA+	3,421,620
	Refunding Series 2016B, 5.000%, 10/01/44

NUV	Nuveen Municipal Value Fund, Inc.
Portfolio of Investments (continued)
April 30, 2018 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	North Carolina (continued)
	North Carolina Department of Transportation, Private Activity Revenue Bonds, I-77 Hot Lanes
	Project, Series 2015:
$905	5.000%, 12/31/37 (Alternative Minimum Tax)	6/25 at 100.00	BBB–	$979,563
4,175	5.000%, 6/30/54 (Alternative Minimum Tax)	6/25 at 100.00	BBB–	4,467,417
2,010	North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds, Duke University	6/20 at 100.00	AA (4)	2,136,067
	Health System, Series 2010A, 5.000%, 6/01/42 (Pre-refunded 6/01/20)
2,995	North Carolina Turnpike Authority, Monroe Expressway Toll Revenue Bonds, Series 2017A,	7/26 at 100.00	BBB–	3,256,044
	5.000%, 7/01/51
	North Carolina Turnpike Authority, Triangle Expressway System Revenue Bonds, Refunding Senior
	Lien Series 2017:
1,625	5.000%, 1/01/30	1/27 at 100.00	BBB	1,855,295
1,850	5.000%, 1/01/32	1/27 at 100.00	BBB	2,094,163
18,060	Total North Carolina			19,823,404
	North Dakota – 0.5%
7,820	Fargo, North Dakota, Health System Revenue Bonds, Sanford Health, Refunding Series 2011,	11/21 at 100.00	A+	8,880,470
	6.250%, 11/01/31
1,840	Grand Forks, North Dakota, Health Care System Revenue Bonds, Altru Health System Obligated	12/27 at 100.00	A–	2,009,685
	Group, Series 2017A, 5.000%, 12/01/42
9,660	Total North Dakota			10,890,155
	Ohio – 3.6%
	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue
	Bonds, Senior Lien, Series 2007A-2:
12,205	5.875%, 6/01/30	6/18 at 100.00	B–	12,200,240
4,020	6.000%, 6/01/42	6/18 at 100.00	B–	4,019,759
11,940	5.875%, 6/01/47	6/18 at 100.00	B–	11,940,000
16,415	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue	6/22 at 100.00	B–	16,781,708
	Bonds, Senior Lien, Series 2007A-3, 6.250%, 6/01/37
1,195	Franklin County, Ohio, Hospital Revenue Bonds, Nationwide Children’s Hospital Project,	11/27 at 100.00	Aa2	1,391,243
	Refunding & Improvement Series 2017A, 5.000%, 11/01/32
3,485	Franklin County, Ohio, Revenue Bonds, Trinity Health Credit Group, Series 2017OH,	6/27 at 100.00	AA–	3,503,401
	4.000%, 12/01/46
1,730	Lucas County, Ohio, Hospital Revenue Bonds, ProMedica Healthcare Obligated Group, Series	11/21 at 100.00	A+ (4)	1,954,987
	2011A, 6.000%, 11/15/41 (Pre-refunded 11/15/21)
13,000	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy	No Opt. Call	N/R	12,480,000
	Generation Corporation Project, Refunding Series 2009D, 4.250%, 8/01/29
	(Mandatory put 9/15/21) (6)
4,110	Ohio State, Private Activity Bonds, Portsmouth Gateway Group, LLC – Borrower, Portsmouth	6/25 at 100.00	AA	4,494,614
	Bypass Project, Series 2015, 5.000%, 12/31/39 – AGM Insured (Alternative Minimum Tax)
4,975	Ohio Turnpike Commission, Turnpike Revenue Bonds, Infrastructure Project, Junior Lien Series	2/23 at 100.00	Aa3	5,380,711
	2013A-1, 5.000%, 2/15/48
73,075	Total Ohio			74,146,663
	Oklahoma – 1.1%
1,400	Fort Sill Apache Tribe of Oklahoma Economic Development Authority, Gaming Enterprise Revenue	8/21 at 100.00	N/R	1,639,148
	Bonds, Fort Sill Apache Casino, Series 2011A, 8.500%, 8/25/26, 144A
4,000	Oklahoma City Water Utilities Trust, Oklahoma, Water and Sewer Revenue Bonds, Refunding Series	7/26 at 100.00	AAA	4,575,320
	2016, 5.000%, 7/01/36
	Oklahoma Development Finance Authority, Health System Revenue Bonds, Integris Baptist Medical
	Center, Refunding Series 2015A:
1,590	5.000%, 8/15/27	8/25 at 100.00	AA–	1,812,298
1,250	5.000%, 8/15/29	8/25 at 100.00	AA–	1,415,100

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Oklahoma (continued)
$1,935	Oklahoma Development Finance Authority, Health System Revenue Bonds, OU Medicine Project,	8/28 at 100.00	Baa3	$2,135,485
	Series 2018B, 5.250%, 8/15/43
10,000	Oklahoma State Turnpike Authority, Turnpike System Revenue Bonds, Second Senior Series 2017A,	1/26 at 100.00	AA–	11,236,100
	5.000%, 1/01/42
20,175	Total Oklahoma			22,813,451
	Oregon – 0.6%
3,580	Eugene, Oregon, Electric Utility Revenue Bonds, Series 2017, 5.000%, 8/01/47	8/27 at 100.00	Aa2	4,085,961
1,750	Metro, Oregon, Dedicated Tax Revenue Bonds, Oregon Convention Center Hotel, Series 2017,	6/27 at 100.00	Aa3	1,972,303
	5.000%, 6/15/47
	Oregon State Department of Transportation, Highway User Tax Revenue Bonds, Refunding Senior
	Lien Series 2017C:
3,525	5.000%, 11/15/25	No Opt. Call	AAA	4,148,044
2,000	5.000%, 11/15/26	No Opt. Call	AAA	2,385,560
10,855	Total Oregon			12,591,868
	Pennsylvania – 1.0%
3,155	Geisinger Authority, Montour County, Pennsylvania, Health System Revenue Bonds, Geisinger	2/27 at 100.00	AA	3,527,858
	Health System, Series 2017A-2, 5.000%, 2/15/39
	Pennsylvania State University, Revenue Bonds, Refunding Series 2016A:
1,325	5.000%, 9/01/35	9/26 at 100.00	Aa1	1,516,900
2,000	5.000%, 9/01/41	9/26 at 100.00	Aa1	2,267,600
	Pennsylvania Turnpike Commission, Motor License Fund-Enhanced Turnpike Special Revenue Bonds,
	Subordinate Series 2011B:
1,310	5.000%, 12/01/41	12/21 at 100.00	A2	1,401,962
1,405	5.000%, 12/01/41 (Pre-refunded 12/01/21)	12/21 at 100.00	N/R (4)	1,543,786
7,500	Pennsylvania Turnpike Commission, Motor License Fund-Enhanced Turnpike Special Revenue Bonds,	12/22 at 100.00	AA–	8,107,275
	Subordinate Series 2013A, 5.000%, 12/01/43
1,250	Pennsylvania Turnpike Commission, Motor License Fund-Enhanced Turnpike Subordinate Special	No Opt. Call	AA–	1,147,413
	Revenue Bonds, Series 2014A, 0.000%, 12/01/37 (5)
1,350	Susquehanna Area Regional Airport Authority, Pennsylvania, Airport System Revenue Bonds,	1/28 at 100.00	Baa3	1,493,748
	Series 2017, 5.000%, 1/01/38 (Alternative Minimum Tax)
19,295	Total Pennsylvania			21,006,542
	South Carolina – 1.6%
	Piedmont Municipal Power Agency, South Carolina, Electric Revenue Bonds, Series 2004A-2:
12,760	0.000%, 1/01/28 – AMBAC Insured	No Opt. Call	AA	9,203,278
9,535	0.000%, 1/01/29 – AMBAC Insured	No Opt. Call	AA	6,613,762
8,000	South Carolina Public Service Authority Santee Cooper Revenue Obligations, Refunding Series	12/26 at 100.00	A+	8,582,000
	2016B, 5.000%, 12/01/56
5,500	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Refunding &	6/25 at 100.00	A+	5,888,575
	Improvement Series 2015A, 5.000%, 12/01/50
3,455	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Series 2014A,	6/24 at 100.00	A+	3,775,037
	5.500%, 12/01/54
39,250	Total South Carolina			34,062,652
	Tennessee – 1.5%
2,780	Jackson, Tennessee, Hospital Revenue Bonds, Jackson-Madison County General Hospital Project,	7/18 at 100.00	A+	2,788,340
	Refunding & Improvement Series 2008, 5.625%, 4/01/38
6,000	Metropolitan Government of Nashville-Davidson County, Tennessee, Electric System Revenue	5/27 at 100.00	AA+	6,887,280
	Bonds, Series 2017A, 5.000%, 5/15/42
2,260	Metropolitan Government of Nashville-Davidson County, Tennessee, Water and Sewerage Revenue	7/27 at 100.00	AA	2,582,728
	Bonds, Green Series 2017A, 5.000%, 7/01/42

NUV	Nuveen Municipal Value Fund, Inc.
Portfolio of Investments (continued)
April 30, 2018 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tennessee (continued)
$10,000	Tennessee State School Bond Authority, Higher Educational Facilities Second Program Bonds,	11/27 at 100.00	AA+	$11,508,400
	Series 2017A, 5.000%, 11/01/47
7,245	The Tennessee Energy Acquisition Corporation, Gas Revenue Bonds, Series 2017A, 4.000%, 5/01/48	5/23 at 100.43	A3	7,696,508
	(Mandatory put 5/01/23)
28,285	Total Tennessee			31,463,256
	Texas – 15.7%
13,970	Boerne Independent School District, Kendall County, Texas, General Obligation Bonds, Series	2/27 at 100.00	Aaa	14,385,468
	2017, 4.000%, 2/01/48 (UB) (7)
5,110	Brazos River Authority, Texas, Pollution Control Revenue Refunding Bonds, TXU Electric	7/18 at 100.00	N/R	51
	Company, Series 1999C, 7.700%, 3/01/32 (Alternative Minimum Tax) (6)
2,420	Central Texas Regional Mobility Authority, Revenue Bonds, Refunding Senior Lien Series 2013A,	1/23 at 100.00	BBB+	2,602,879
	5.000%, 1/01/43
7,500	Dallas-Fort Worth International Airport, Texas, Joint Revenue Bonds, Improvement Series 2012D,	11/21 at 100.00	A+	8,012,475
	5.000%, 11/01/38 (Alternative Minimum Tax)
240	Decatur Hospital Authority, Texas, Revenue Bonds, Wise Regional Health System, Series 2014A,	9/24 at 100.00	BBB–	255,101
	5.250%, 9/01/44
5,000	El Paso County Hospital District, Texas, General Obligation Bonds, Certificates of Obligation,	8/23 at 100.00	AA–	5,333,950
	Series 2013, 5.000%, 8/15/39
27,340	Grand Parkway Transportation Corporation, Texas, System Toll Revenue Bonds, Subordinate Lien	10/23 at 100.00	AA+	29,584,064
	Series 2013B, 5.000%, 4/01/53
2,845	Harris County Cultural Education Facilities Finance Corporation, Texas, Revenue Bonds, Houston	6/25 at 100.00	AA	2,865,882
	Methodist Hospital System, Series 2015, 4.000%, 12/01/45
5,000	Harris County, Texas, Toll Road Revenue Bonds, Refunding Senior Lien Series 2016A,	8/26 at 100.00	Aa2	5,634,800
	5.000%, 8/15/41
7,295	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Capital Appreciation Refunding	11/31 at 39.79	AA	1,621,022
	Senior Lien Series 2014A, 0.000%, 11/15/50 – AGM Insured
11,900	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Junior Lien Series 2001H,	No Opt. Call	Baa2	8,272,047
	0.000%, 11/15/27 – NPFG Insured
1,845	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Refunding Second Lien Series	11/24 at 100.00	A3	2,014,426
	2014C, 5.000%, 11/15/32
14,905	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Third Lien Series 2004A-3,	11/24 at 59.10	Baa2	6,799,810
	0.000%, 11/15/33 – NPFG Insured
	Houston, Texas, Airport System Revenue Bonds, Refunding & Subordinate Lien Series 2018B:
1,590	5.000%, 7/01/43	7/28 at 100.00	A1	1,808,466
2,290	5.000%, 7/01/48	7/28 at 100.00	A1	2,594,135
	Houston, Texas, Hotel Occupancy Tax and Special Revenue Bonds, Convention and Entertainment
	Project, Series 2001B:
24,755	0.000%, 9/01/29 – AMBAC Insured	No Opt. Call	A2	16,285,819
12,940	0.000%, 9/01/30 – AMBAC Insured	No Opt. Call	A2	8,105,357
10,000	0.000%, 9/01/31 – AMBAC Insured	No Opt. Call	A2	5,952,300
19,500	0.000%, 9/01/32 – AMBAC Insured	No Opt. Call	A2	11,039,145
37,635	Katy Independent School District, Harris, Fort Bend and Waller Counties, Texas, General	2/27 at 100.00	AAA	38,758,781
	Obligation Bonds, Series 2017, 4.000%, 2/15/47 (UB) (7)
5,120	Leander Independent School District, Williamson and Travis Counties, Texas, General Obligation	8/25 at 100.00	AAA	5,821,389
	Bonds, Refunding Series 2015A, 5.000%, 8/15/39
4,510	Leander Independent School District, Williamson and Travis Counties, Texas, General Obligation	8/26 at 100.00	AAA	5,065,136
	Bonds, Refunding Series 2016A, 5.000%, 8/15/49

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Texas (continued)
$2,000	Love Field Airport Modernization Corporation, Texas, Special Facilities Revenue Bonds,	11/22 at 100.00	A3	$2,167,980
	Southwest Airlines Company – Love Field Modernization Program Project, Series 2012,
	5.000%, 11/01/28 (Alternative Minimum Tax)
1,750	Martin County Hospital District, Texas, Combination Limited Tax and Revenue Bonds, Series	4/21 at 100.00	BBB	1,891,873
	2011A, 7.250%, 4/01/36
5,420	North Texas Municipal Water District, Water System Revenue Bonds, Refunding & Improvement	3/22 at 100.00	AAA	5,949,317
	Series 2012, 5.000%, 9/01/26
	North Texas Tollway Authority, System Revenue Bonds, Refunding First Tier Capital Appreciation
	Series 2008I:
30,000	6.200%, 1/01/42 – AGC Insured	1/25 at 100.00	AA	35,678,094
5,220	6.500%, 1/01/43	1/25 at 100.00	A1	6,266,923
15,450	North Texas Tollway Authority, System Revenue Bonds, Refunding First Tier, Series 2008D,	No Opt. Call	AA	7,932,339
	0.000%, 1/01/36 – AGC Insured
9,020	North Texas Tollway Authority, System Revenue Bonds, Refunding First Tier, Series 2015B,	1/23 at 100.00	A1	9,754,408
	5.000%, 1/01/40
8,000	North Texas Tollway Authority, System Revenue Bonds, Refunding First Tier, Series 2017A,	1/28 at 100.00	A1	9,018,320
	5.000%, 1/01/43
9,100	North Texas Tollway Authority, System Revenue Bonds, Refunding Second Tier, Series 2015A,	1/25 at 100.00	A2	10,139,220
	5.000%, 1/01/32
2,000	Sabine River Authority, Texas, Pollution Control Revenue Refunding Bonds, TXU Electric	7/18 at 100.00	N/R	20
	Company, Series 2003A, 5.800%, 7/01/22 (6)
2,000	San Antonio Convention Center Hotel Finance Corporation, Texas, Contract Revenue Empowerment	7/18 at 100.00	A3	2,000,140
	Zone Bonds, Series 2005A, 5.000%, 7/15/39 – AMBAC Insured (Alternative Minimum Tax)
	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue
	Bonds, Scott & White Healthcare Project, Series 2010:
355	5.500%, 8/15/45 (Pre-refunded 8/15/20)	8/20 at 100.00	N/R (4)	382,452
4,455	5.500%, 8/15/45 (Pre-refunded 8/15/20)	8/20 at 100.00	AA– (4)	4,809,930
	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Revenue Bonds,
	Christus Health, Refunding Series 2008A:
3,970	6.500%, 7/01/37 – AGC Insured	1/19 at 100.00	AA	4,082,550
1,030	6.500%, 7/01/37 (Pre-refunded 1/01/19) – AGC Insured	1/19 at 100.00	AA (4)	1,061,631
1,750	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Revenue Bonds, Texas	8/26 at 100.00	AA	1,954,645
	Health Resources System, Series 2016A, 5.000%, 2/15/41
7,250	Texas Municipal Gas Acquisition and Supply Corporation I, Gas Supply Revenue Bonds, Senior	No Opt. Call	A–	8,444,873
	Lien Series 2008D, 6.250%, 12/15/26
	Texas Municipal Gas Acquisition and Supply Corporation III, Gas Supply Revenue Bonds,
	Series 2012:
2,500	5.000%, 12/15/26	12/22 at 100.00	A3	2,736,700
10,400	5.000%, 12/15/32	12/22 at 100.00	A3	11,248,640
7,180	Texas Transportation Commission, Central Texas Turnpike System Revenue Bonds, First Tier	8/22 at 100.00	A–	7,729,270
	Refunding Series 2012A, 5.000%, 8/15/41
3,000	Texas Transportation Commission, Central Texas Turnpike System Revenue Bonds, First Tier	8/24 at 100.00	A–	3,283,680
	Refunding Series 2015B, 5.000%, 8/15/37
1,750	Texas Transportation Commission, Central Texas Turnpike System Revenue Bonds, Second Tier	8/24 at 100.00	BBB+	1,913,398
	Refunding Series 2015C, 5.000%, 8/15/33
5,500	Texas Turnpike Authority, Central Texas Turnpike System Revenue Bonds, First Tier Series	No Opt. Call	A–	4,440,040
	2002A, 0.000%, 8/15/25 – AMBAC Insured
362,810	Total Texas			325,698,946

NUV	Nuveen Municipal Value Fund, Inc.
Portfolio of Investments (continued)
April 30, 2018 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Utah – 0.7%
$5,345	Salt Lake City, Utah, Airport Revenue Bonds, International Airport Series 2017B,	7/27 at 100.00	A+	$6,040,224
	5.000%, 7/01/42
	Salt Lake City, Utah, Sales Tax Revenue Bonds, Series 2017:
695	5.000%, 2/01/36	2/27 at 100.00	AA+	799,486
1,150	5.000%, 2/01/37	2/27 at 100.00	AA+	1,321,937
	Utah Associated Municipal Power Systems, Revenue Bonds, Horse Butte Wind Project, Refunding
	Series 2017A:
1,250	5.000%, 9/01/29	3/28 at 100.00	A	1,454,488
1,000	5.000%, 9/01/30	3/28 at 100.00	A	1,158,980
1,250	5.000%, 9/01/31	3/28 at 100.00	A	1,441,863
660	5.000%, 9/01/32	3/28 at 100.00	A	758,294
540	Utah Water Finance Agency, Revenue Bonds, Pooled Loan Financing Program, Series 2017A,	3/27 at 100.00	AA–	615,573
	5.000%, 3/01/37
11,890	Total Utah			13,590,845
	Virginia – 1.0%
1,805	Chesapeake Bay Bridge and Tunnel District, Virginia, General Resolution Revenue Bonds, First	7/26 at 100.00	BBB	1,982,287
	Tier Series 2016, 5.000%, 7/01/46
4,355	Tobacco Settlement Financing Corporation of Virginia, Tobacco Settlement Asset Backed Bonds,	6/18 at 100.00	B–	4,311,450
	Series 2007B1, 5.000%, 6/01/47
4,350	Virginia Small Business Financing Authority, Private Activity Revenue Bonds, Transform 66 P3	6/27 at 100.00	BBB	4,711,920
	Project, Senior Lien Series 2017, 5.000%, 12/31/47 (Alternative Minimum Tax)
	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, Elizabeth River
	Crossing, Opco LLC Project, Series 2012:
4,180	5.250%, 1/01/32 (Alternative Minimum Tax)	7/22 at 100.00	BBB	4,547,088
1,355	6.000%, 1/01/37 (Alternative Minimum Tax)	7/22 at 100.00	BBB	1,509,565
3,770	5.500%, 1/01/42 (Alternative Minimum Tax)	7/22 at 100.00	BBB	4,103,796
19,815	Total Virginia			21,166,106
	Washington – 2.4%
	Port of Seattle, Washington, Revenue Bonds, Refunding Intermediate Lien Series 2016:
1,930	5.000%, 2/01/29	2/26 at 100.00	AA–	2,219,442
1,000	5.000%, 2/01/30	2/26 at 100.00	AA–	1,146,230
	Spokane Public Facilities District, Washington, Hotel, Motel, and Sales Use Tax Revenue Bonds,
	Series 2017:
1,175	5.000%, 12/01/38	6/27 at 100.00	A+	1,315,918
5,000	5.000%, 12/01/41	6/27 at 100.00	A+	5,574,850
3,780	Washington Health Care Facilities Authority, Revenue Bonds, Fred Hutchinson Cancer Research	1/21 at 100.00	A	4,017,082
	Center, Series 2011A, 5.625%, 1/01/35
2,400	Washington Health Care Facilities Authority, Revenue Bonds, Kadlec Regional Medical Center,	12/20 at 100.00	N/R (4)	2,598,912
	Series 2010, 5.375%, 12/01/33 (Pre-refunded 12/01/20)
12,000	Washington Health Care Facilities Authority, Revenue Bonds, Providence Health & Services,	10/22 at 100.00	AA–	13,167,120
	Refunding Series 2012A, 5.000%, 10/01/33
1,310	Washington Health Care Facilities Authority, Revenue Bonds, Virginia Mason Medical Center,	8/27 at 100.00	BBB	1,443,817
	Series 2017, 5.000%, 8/15/37
	Washington State, Motor Vehicle Fuel Tax General Obligation Bonds, Series 2002-03C:
9,100	0.000%, 6/01/29 – NPFG Insured	No Opt. Call	AA+	6,471,556
16,195	0.000%, 6/01/30 – NPFG Insured	No Opt. Call	AA+	11,101,996
53,890	Total Washington			49,056,923

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	West Virginia – 0.2%
$3,000	West Virginia Hospital Finance Authority, Hospital Revenue Bonds, West Virginia United Health	6/23 at 100.00	A	$3,298,950
	System Obligated Group, Refunding & Improvement Series 2013A, 5.500%, 6/01/44
	Wisconsin – 3.5%
5,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Ascension Health	11/21 at 100.00	AA+	5,388,800
	Alliance Senior Credit Group, Series 2012D, 5.000%, 11/15/41
10,350	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Ascension Health	5/26 at 100.00	AA+	10,427,832
	Alliance Senior Credit Group, Series 2016A, 4.000%, 11/15/46
7,115	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Ascension Health, Senior	11/19 at 100.00	AA+	7,423,008
	Credit Group, Series 2010E, 5.000%, 11/15/33
2,375	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Marshfield Clinic,	2/22 at 100.00	A–	2,514,864
	Series 2012B, 5.000%, 2/15/40
4,410	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Mercy Alliance, Inc.,	6/22 at 100.00	A3	4,645,670
	Series 2012, 5.000%, 6/01/39
2,500	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Meriter Hospital, Inc.,	12/18 at 100.00	N/R (4)	2,560,775
	Series 2009, 6.000%, 12/01/38 (Pre-refunded 12/01/18)
	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Meriter Hospital, Inc.,
	Series 2011A:
3,500	5.750%, 5/01/35 (Pre-refunded 5/01/21)	5/21 at 100.00	N/R (4)	3,868,130
5,000	6.000%, 5/01/41 (Pre-refunded 5/01/21)	5/21 at 100.00	N/R (4)	5,562,050
6,600	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Ministry Health Care,	8/22 at 100.00	N/R (4)	7,314,648
	Inc., Refunding 2012C, 5.000%, 8/15/32 (Pre-refunded 8/15/22)
10,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, SSM Healthcare System,	6/20 at 100.00	AA–	10,511,900
	Series 2010A, 5.000%, 6/01/30
	Wisconsin State, General Fund Annual Appropriation Revenue Bonds, Refunding Series 2009A:
240	5.750%, 5/01/33 (Pre-refunded 5/01/19)	5/19 at 100.00	N/R (4)	249,377
2,310	5.750%, 5/01/33 (Pre-refunded 5/01/19)	5/19 at 100.00	Aa2 (4)	2,400,252
8,945	6.250%, 5/01/37 (Pre-refunded 5/01/19)	5/19 at 100.00	Aa2 (4)	9,338,491
68,345	Total Wisconsin			72,205,797
	Wyoming – 0.2%
2,035	Campbell County, Wyoming Solid Waste Facilities Revenue Bonds, Basin Electric Power	7/19 at 100.00	A	2,120,958
	Cooperative – Dry Fork Station Facilities, Series 2009A, 5.750%, 7/15/39
1,850	West Park Hospital District, Wyoming, Hospital Revenue Bonds, Series 2011A, 7.000%, 6/01/40	6/21 at 100.00	BBB	2,009,840
3,885	Total Wyoming			4,130,798
$2,260,680	Total Municipal Bonds (cost $1,983,119,764)			2,107,737,761

NUV	Nuveen Municipal Value Fund, Inc.
Portfolio of Investments (continued)
April 30, 2018 (Unaudited)

Principal
Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value
	CORPORATE BONDS – 0.0%
	Transportation – 0.0%
$808	Las Vegas Monorail Company, Senior Interest Bonds (8), (9)	5.500%	7/15/19	N/R	$516,861
224	Las Vegas Monorail Company, Senior Interest Bonds (8), (9)	5.500%	7/15/55	N/R	111,740
$1,032	Total Corporate Bonds (cost $62,846)				628,601
	Total Long-Term Investments (cost $1,983,182,610)				2,108,366,362
	Floating Rate Obligations – (2.4)%				(49,505,000)
	Other Assets Less Liabilities – 0.6%				12,572,796
	Net Assets – 100%				$2,071,434,158

(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)
Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(5)	Step-up coupon bond, a bond with a coupon that increases (“steps up”), usually at regular intervals, while the bond is outstanding. The rate shown is the coupon as of the end of the reporting period.
(6)
As of, or subsequent to, the end of the reporting period, this security is non-income producing. Non-income producing, in the case of a fixed income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has ceased accruing additional income on the Fund’s records.

(7)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(8)
Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(9)
During January 2010, Las Vegas Monorail Company (“Las Vegas Monorail”) filed for federal bankruptcy protection. During March 2012, Las Vegas Monorail emerged from federal bankruptcy with the acceptance of a reorganization plan assigned by the Federal Bankruptcy Court. Under the reorganization plan, the Fund surrendered its Las Vegas Monorail Project Revenue Bonds, First Tier, Series 2000 and in turn received two senior interest corporate bonds: the first with an annual coupon rate of 5.500% maturing on July 15, 2019 and the second with an annual coupon rate of 3.000% (5.500% after December 31, 2015) maturing on July 15, 2055. The Fund was not accruing income for either senior interest corporate bond. On January 18, 2017, the Fund’s Adviser determined it was likely that this senior interest corporate bond would fulfill its obligation on the security maturing on July 15, 2019, and therefore began accruing income on the Fund’s records.

144A
Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

ETM	Escrowed to maturity.
PIK
Payment-in-kind (“PIK”) security. Depending on the terms of the security, income may be received in the form of cash, securities, or a combination of both. The PIK rate shown, where applicable, represents the annualized rate of the last PIK payment made by the issuer as of the end of the reporting period.

UB
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities for more information.

WI/DD	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.

See accompanying notes to financial statements.

NUW	Nuveen AMT-Free Municipal Value Fund
Portfolio of Investments
April 30, 2018 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 105.4%
	MUNICIPAL BONDS – 105.4%
	Alaska – 0.3%
	Northern Tobacco Securitization Corporation, Alaska, Tobacco Settlement Asset-Backed Bonds,
	Series 2006A:
$370	4.625%, 6/01/23	6/18 at 100.00	Ba2	$380,575
350	5.000%, 6/01/46	6/18 at 100.00	B3	349,986
720	Total Alaska			730,561
	Arizona – 3.1%
4,000	Maricopa County Pollution Control Corporation, Arizona, Pollution Control Revenue Bonds, El	2/19 at 100.00	Baa1	4,152,360
	Paso Electric Company, Refunding Series 2009A, 7.250%, 2/01/40
3,045	Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Citigroup Energy Inc.	No Opt. Call	BBB+	3,564,873
	Prepay Contract Obligations, Series 2007, 5.000%, 12/01/37
7,045	Total Arizona			7,717,233
	California – 18.6%
1,500	Alameda Corridor Transportation Authority, California, Revenue Bonds, Refunding Second	10/26 at 100.00	BBB+	1,662,720
	Subordinate Lien Series 2016B, 5.000%, 10/01/36
1,730	Anaheim Public Financing Authority, California, Lease Revenue Bonds, Public Improvement	No Opt. Call	AA	1,104,830
	Project, Series 1997C, 0.000%, 9/01/30 – AGM Insured
2,500	California State Public Works Board, Lease Revenue Bonds, Department of General Services	4/19 at 100.00	Aaa	2,603,850
	Buildings 8 & 9, Series 2009A, 6.250%, 4/01/34 (Pre-refunded 4/01/19)
500	California State, General Obligation Bonds, Tender Option Bond Trust 2016-XG0039, 14.640%,	3/20 at 100.00	AA	634,110
	3/01/40 – AGM Insured, 144A (IF) (4)
10,000	Eastern Municipal Water District Financing Authority, California, Water and Wastewater Revenue	7/27 at 100.00	AA+	11,445,100
	Bonds, Series 2017D, 5.000%, 7/01/47 (UB) (4)
4,155	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed	6/18 at 100.00	B+	4,191,481
	Bonds, Series 2007A-1, 5.000%, 6/01/33
450	M-S-R Energy Authority, California, Gas Revenue Bonds, Citigroup Prepay Contracts, Series	No Opt. Call	A	623,291
	2009A, 6.500%, 11/01/39
10,200	Palomar Pomerado Health, California, General Obligation Bonds, Series 2009A, 0.000%, 8/01/38 –	8/29 at 100.00	AA	12,411,458
	AGC Insured (5)
1,030	Poway Unified School District, San Diego County, California, General Obligation Bonds, School	No Opt. Call	AA–	536,290
	Facilities Improvement District 2007-1, Series 2011A, 0.000%, 8/01/35
2,500	San Diego County Regional Airport Authority, California, Airport Revenue Bonds, Subordinate	7/27 at 100.00	A	2,842,100
	Series 2017A, 5.000%, 7/01/47
12,955	San Ysidro School District, San Diego County, California, General Obligation Bonds, 1997	No Opt. Call	AA	6,498,876
	Election Series 2012G, 0.000%, 8/01/35 – AGM Insured
5,185	San Ysidro School District, San Diego County, California, General Obligation Bonds, Refunding	No Opt. Call	AA	1,438,060
	Series 2015, 0.000%, 8/01/44
700	Victor Elementary School District, San Bernardino County, California, General Obligation	No Opt. Call	Aa3	587,657
	Bonds, Series 2002A, 0.000%, 8/01/24 – FGIC Insured
53,405	Total California			46,579,823
	Colorado – 5.6%
	Denver Convention Center Hotel Authority, Colorado, Revenue Bonds, Convention Center Hotel,
	Refunding Senior Lien Series 2016:
1,000	5.000%, 12/01/30	12/26 at 100.00	Baa2	1,133,300
1,500	5.000%, 12/01/36	12/26 at 100.00	Baa2	1,658,460

NUW	Nuveen AMT-Free Municipal Value Fund
Portfolio of Investments (continued)
April 30, 2018 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Colorado (continued)
$5,885	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Series 2004A, 0.000%, 9/01/34 –	No Opt. Call	A–	$3,182,490
	NPFG Insured
3,605	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Series 2004B, 0.000%, 9/01/27 –	9/20 at 67.94	A–	2,307,561
	NPFG Insured
4,000	Park Creek Metropolitan District, Colorado, Senior Limited Property Tax Supported Revenue	12/19 at 100.00	AA (6)	4,277,320
	Bonds, Refunding Series 2009, 6.375%, 12/01/37 (Pre-refunded 12/01/19) – AGC Insured
1,000	Public Authority for Colorado Energy, Natural Gas Purchase Revenue Bonds, Colorado Springs	No Opt. Call	A	1,370,260
	Utilities, Series 2008, 6.500%, 11/15/38
16,990	Total Colorado			13,929,391
	Florida – 8.0%
500	Gainesville, Florida, Utilities System Revenue Bonds, Series 2017A, 5.000%, 10/01/37	10/27 at 100.00	AA–	577,920
1,605	Lakeland, Florida, Hospital System Revenue Bonds, Lakeland Regional Health, Series 2015,	11/24 at 100.00	A2	1,747,476
	5.000%, 11/15/45
535	Miami Beach Redevelopment Agency, Florida, Tax Increment Revenue Bonds, City Center/Historic	2/24 at 100.00	AA	593,459
	Convention Village, Series 2015A, 5.000%, 2/01/44 – AGM Insured
9,500	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Series 2009A,	10/19 at 100.00	A	9,937,950
	5.500%, 10/01/41 (UB) (4)
3,325	Miami-Dade County, Florida, Water and Sewer System Revenue Bonds, Refunding Series 2017B,	10/25 at 100.00	Aa3	3,797,250
	5.000%, 10/01/31
510	Putnam County Development Authority, Florida, 5.000%, 3/15/42	5/28 at 100.00	A–	567,691
865	Tolomato Community Development District, Florida, Special Assessment Bonds, Convertible,	5/19 at 100.00	N/R	818,645
	Capital Appreciation, Series 2012A-3, 0.000%, 5/01/40 (5)
375	Tolomato Community Development District, Florida, Special Assessment Bonds, Convertible,	5/22 at 100.00	N/R	297,806
	Capital Appreciation, Series 2012A-4, 0.000%, 5/01/40 (5)
525	Tolomato Community Development District, Florida, Special Assessment Bonds, Hope Note, Series	5/18 at 100.00	N/R	5
	2007-3, 6.450%, 5/01/23 (7)
45	Tolomato Community Development District, Florida, Special Assessment Bonds, Non Performing	5/18 at 100.00	N/R	45,005
	ParcelSeries 2007-1. RMKT, 6.450%, 5/01/23
1,315	Tolomato Community Development District, Florida, Special Assessment Bonds, Refunding Series	5/18 at 100.00	N/R	1,047,319
	2015-1, 0.000%, 5/01/40 (7)
805	Tolomato Community Development District, Florida, Special Assessment Bonds, Refunding Series	5/18 at 100.00	N/R	527,492
	2015-2, 0.000%, 5/01/40 (7)
880	Tolomato Community Development District, Florida, Special Assessment Bonds, Refunding Series	5/18 at 100.00	N/R	9
	2015-3, 6.610%, 5/01/40 (7)
20,785	Total Florida			19,958,027
	Georgia – 2.9%
400	Atlanta, Georgia, Tax Allocation Bonds, Beltline Project Series 2008A. Remarketed, 7.500%,	1/19 at 100.00	A2 (6)	414,368
	1/01/31 (Pre-refunded 1/01/19)
1,000	Clayton County Development Authority, Georgia, Special Facilities Revenue Bonds, Delta Air	6/20 at 100.00	Baa3	1,122,000
	Lines, Inc. Project, Series 2009A, 8.750%, 6/01/29
2,000	Gainesville and Hall County Hospital Authority, Georgia, Revenue Anticipation Certificates,	2/27 at 100.00	AA–	2,351,460
	Northeast Georgia Health Services Inc., Series 2017B, 5.500%, 2/15/42
2,000	Municipal Electric Authority of Georgia, Project One Revenue Bonds, Subordinate Lien Series	1/25 at 100.00	A	2,179,320
	2015A, 5.000%, 1/01/35
1,000	Private Colleges and Universities Authority, Georgia, Revenue Bonds, Emory University,	10/26 at 100.00	AA+	1,134,990
	Refunding Series 2016A, 5.000%, 10/01/46
6,400	Total Georgia			7,202,138

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois – 12.2%
$2,000	Chicago Board of Education, Illinois, Dedicated Capital Improvement Tax Revenue Bonds, Series	4/27 at 100.00	A	$2,329,160
	2016, 6.000%, 4/01/46
	Chicago, Illinois, General Obligation Bonds, City Colleges, Series 1999:
470	0.000%, 1/01/33 – FGIC Insured	No Opt. Call	BBB+	243,333
3,000	0.000%, 1/01/37 – FGIC Insured	No Opt. Call	BBB+	1,255,980
2,000	Cook County, Illinois, Sales Tax Revenue Bonds, Series 2017, 5.000%, 11/15/38	11/27 at 100.00	AAA	2,258,740
5,035	Illinois Finance Authority, Revenue Bonds, Northwestern Memorial Hospital, Series 2009A,	8/19 at 100.00	AA+ (6)	5,301,855
	6.000%, 8/15/39 (Pre-refunded 8/15/19)
3,500	Illinois Finance Authority, Revenue Bonds, OSF Healthcare System, Series 2009A, 7.125%,	5/19 at 100.00	A2 (6)	3,685,605
	11/15/37 (Pre-refunded 5/15/19)
5,000	Illinois Finance Authority, Revenue Bonds, Rush University Medical Center Obligated Group,	11/18 at 100.00	Aaa	5,133,000
	Series 2009A, 7.250%, 11/01/38 (Pre-refunded 11/01/18)
3,500	Illinois Finance Authority, State of Illinois Clean Water Initiative Revolving Fund Revenue	1/27 at 100.00	AAA	3,967,600
	Bonds, Series 2017, 5.000%, 7/01/37
525	Illinois State, General Obligation Bonds, October Series 2016, 5.000%, 2/01/29	2/27 at 100.00	BBB	543,391
11,420	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion	No Opt. Call	Baa2	4,400,697
	Project, Series 2002A, 0.000%, 12/15/37 – NPFG Insured
615	University of Illinois, Health Services Facilities System Revenue Bonds, Series 2013,	10/23 at 100.00	A–	688,277
	6.000%, 10/01/42
	Will County Community Unit School District 201U, Crete-Monee, Illinois, General Obligation
	Bonds, Capital Appreciation Series 2004:
745	0.000%, 11/01/23 – NPFG Insured	No Opt. Call	A+	624,683
300	0.000%, 11/01/23 – NPFG Insured (ETM)	No Opt. Call	Baa2 (6)	260,001
38,110	Total Illinois			30,692,322
	Indiana – 3.4%
5,000	Indiana Finance Authority, Hospital Revenue Bonds, Deaconess Hospital Obligated Group, Series	3/19 at 100.00	A+ (6)	5,196,600
	2009A, 6.750%, 3/01/39 (Pre-refunded 3/01/19)
2,000	Indiana Municipal Power Agency, Power Supply System Revenue Bonds, Series 2009B, 6.000%,	1/19 at 100.00	A1 (6)	2,054,860
	1/01/39 (Pre-refunded 1/01/19)
1,500	Indianapolis Local Public Improvement Bond Bank, Indiana, Series 1999E, 0.000%, 2/01/25 –	No Opt. Call	AA	1,239,270
	AMBAC Insured
8,500	Total Indiana			8,490,730
	Iowa – 1.9%
1,545	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company	12/18 at 100.00	B	1,567,742
	Project, Series 2013, 5.500%, 12/01/22
3,075	Iowa Tobacco Settlement Authority, Asset Backed Settlement Revenue Bonds, Series 2005C,	7/18 at 100.00	B+	3,082,534
	5.375%, 6/01/38
4,620	Total Iowa			4,650,276
	Kentucky – 1.2%
1,150	Kenton County Airport Board, Kentucky, Airport Revenue Bonds, Cincinnati/Northern Kentucky	1/26 at 100.00	A+	1,287,161
	International Airport, Series 2016, 5.000%, 1/01/29
1,750	Kentucky Economic Development Finance Authority, Revenue Bonds, Next Generation Kentucky	7/25 at 100.00	BBB+	1,843,975
	Information Highway Project, Senior Series 2015A, 5.000%, 1/01/45
2,900	Total Kentucky			3,131,136
	Maine – 1.5%
3,335	Maine Health and Higher Educational Facilities Authority, Revenue Bonds, Bowdoin College,	7/19 at 100.00	Aa2 (6)	3,665,265
	Tender Option Bond Trust 2016-XL0014, 10.326%, 7/01/39, 144A (Pre-refunded 7/01/19) (IF) (4)

NUW	Nuveen AMT-Free Municipal Value Fund
Portfolio of Investments (continued)
April 30, 2018 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Maryland – 3.7%
	Baltimore, Maryland, Convention Center Hotel Revenue Bonds, Refunding Series 2017:
$1,000	5.000%, 9/01/32	9/27 at 100.00	BBB–	$1,137,250
2,250	5.000%, 9/01/34	9/27 at 100.00	BBB–	2,510,888
5,000	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, MedStar Health	5/27 at 100.00	A	5,523,600
	Issue, Series 2017A, 5.000%, 5/15/45
8,250	Total Maryland			9,171,738
	Massachusetts – 0.4%
1,000	Massachusetts Water Pollution Abatement Trust, Pooled Loan Program Bonds, Tender Option Bond	8/19 at 100.00	AAA	1,103,380
	Trust 2015-XF2186, 10.307%, 8/01/38, 144A (IF) (4)
	Minnesota – 0.5%
1,145	Rochester, Minnesota, Electric Utility Revenue Bonds, Refunding Series 2017A, 5.000%, 12/01/47	12/26 at 100.00	Aa3	1,295,797
	Nebraska – 0.2%
500	Central Plains Energy Project, Nebraska, Gas Project 3 Revenue Bonds, Series 2012,	9/22 at 100.00	A	544,760
	5.000%, 9/01/42
	Nevada – 3.2%
5,415	Las Vegas Redevelopment Agency, Nevada, Tax Increment Revenue Bonds, Series 2009A, 8.000%,	6/19 at 100.00	BBB+ (6)	5,774,556
	6/15/30 (Pre-refunded 6/15/19)
2,000	Las Vegas Valley Water District, Nevada, General Obligation Bonds, Refunding Series 2015,	12/24 at 100.00	AA+	2,229,620
	5.000%, 6/01/39
7,415	Total Nevada			8,004,176
	New Jersey – 4.9%
935	New Jersey Economic Development Authority, School Facilities Construction Bonds, Series	No Opt. Call	A–	1,104,759
	2005N-1, 5.500%, 9/01/27 – FGIC Insured
1,000	New Jersey Economic Development Authority, School Facilities Construction Financing Program	3/21 at 100.00	A–	1,052,460
	Bonds, Refunding Series 2011GG, 5.000%, 9/01/22
1,250	New Jersey Economic Development Authority, School Facility Construction Bonds, Series 2005K,	No Opt. Call	A–	1,314,013
	5.500%, 12/15/19 – AMBAC Insured
	New Jersey Educational Facilities Authority, Revenue Bonds, University of Medicine and
	Dentistry of New Jersey, Refunding Series 2009B:
2,135	7.125%, 12/01/23 (Pre-refunded 6/01/19)	6/19 at 100.00	N/R (6)	2,251,571
3,000	7.500%, 12/01/32 (Pre-refunded 6/01/19)	6/19 at 100.00	N/R (6)	3,175,770
5,020	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Capital	No Opt. Call	A–	2,698,501
	Appreciation Series 2010A, 0.000%, 12/15/31
255	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2015AA,	6/25 at 100.00	A–	271,963
	5.250%, 6/15/41
355	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds,	6/28 at 100.00	BBB	373,361
	Series 2018B, 5.000%, 6/01/46
13,950	Total New Jersey			12,242,398
	New York – 4.8%
	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2017:
2,500	5.000%, 9/01/42	9/27 at 100.00	A–	2,819,550
1,500	5.000%, 9/01/47	9/27 at 100.00	A–	1,685,340
1,450	New York City Municipal Water Finance Authority, New York, Water and Sewer System Revenue	6/19 at 100.00	AA+	1,501,214
	Bonds, Second Generation Resolution, Series 2009EE-2, 5.250%, 6/15/40
1,500	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 4 World Trade	11/21 at 100.00	A+	1,663,995
	Center Project, Series 2011, 5.750%, 11/15/51
3,000	New York Liberty Development Corporation, Revenue Bonds, Goldman Sachs Headquarters Issue,	No Opt. Call	A	3,800,910
	Series 2007, 5.500%, 10/01/37

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	New York (continued)
$430	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air	12/20 at 100.00	Baa1	$470,536
	Terminal LLC Project, Eighth Series 2010, 6.000%, 12/01/42
10,380	Total New York			11,941,545
	North Carolina – 1.2%
2,000	North Carolina Capital Facilities Finance Agency, Revenue Bonds, Duke University Project,	10/26 at 100.00	AA+	2,281,080
	Refunding Series 2016B, 5.000%, 10/01/44
700	North Carolina Turnpike Authority, Triangle Expressway System Revenue Bonds, Refunding Senior	1/27 at 100.00	BBB	792,386
	Lien Series 2017, 5.000%, 1/01/32
2,700	Total North Carolina			3,073,466
	Ohio – 5.2%
3,500	American Municipal Power Ohio Inc., Prairie State Energy Campus Project Revenue Bonds, Series	2/19 at 100.00	AA (6)	3,609,270
	2009A, 5.750%, 2/15/39 (Pre-refunded 2/15/19) – AGC Insured
	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue
	Bonds, Senior Lien, Series 2007A-2:
2,115	5.875%, 6/01/30	6/18 at 100.00	B–	2,114,175
5,910	6.500%, 6/01/47	6/18 at 100.00	B–	5,992,740
1,305	Franklin County, Ohio, Revenue Bonds, Trinity Health Credit Group, Series 2017OH,	6/27 at 100.00	AA–	1,311,890
	4.000%, 12/01/46
12,830	Total Ohio			13,028,075
	Oklahoma – 0.1%
255	Oklahoma Development Finance Authority, Health System Revenue Bonds, OU Medicine Project,	8/28 at 100.00	Baa3	281,421
	Series 2018B, 5.250%, 8/15/43
	Rhode Island – 1.3%
3,000	Rhode Island Health and Educational Building Corporation, Hospital Financing Revenue Bonds,	5/19 at 100.00	Aaa	3,156,840
	Lifespan Obligated Group Issue, Series 2009A, 7.000%, 5/15/39 (Pre-refunded 5/15/19)
	South Carolina – 1.5%
5,435	Piedmont Municipal Power Agency, South Carolina, Electric Revenue Bonds, Series 2004A-2,	No Opt. Call	AA	3,769,879
	0.000%, 1/01/29 – AMBAC Insured
	Tennessee – 0.3%
605	Metropolitan Government of Nashville-Davidson County, Tennessee, Water and Sewerage Revenue	7/27 at 100.00	AA	691,394
	Bonds, Green Series 2017A, 5.000%, 7/01/42
	Texas – 10.5%
1,000	Austin Community College District Public Facility Corporation, Texas, Lease Revenue Bonds,	8/27 at 100.00	AA	1,121,770
	Highland Campus – Building 3000 Project, Series 2018A, 5.000%, 8/01/42
2,000	Austin, Texas, Electric Utility System Revenue Bonds, Refunding Series 2017, 5.000%, 11/15/35	11/26 at 100.00	AA	2,286,280
1,855	Grand Parkway Transportation Corporation, Texas, System Toll Revenue Bonds, First Tier Series	10/23 at 100.00	A–	2,083,128
	2013A, 5.500%, 4/01/53
	Houston, Texas, Hotel Occupancy Tax and Special Revenue Bonds, Convention and Entertainment
	Project, Series 2001B:
3,000	0.000%, 9/01/32 – AMBAC Insured	No Opt. Call	A2	1,698,330
7,935	0.000%, 9/01/33 – AMBAC Insured	No Opt. Call	A2	4,284,900
7,500	Katy Independent School District, Harris, Fort Bend and Waller Counties, Texas, General	2/27 at 100.00	AAA	7,723,950
	Obligation Bonds, School Building Series 2017, 4.000%, 2/15/47
2,500	Katy Independent School District, Harris, Fort Bend and Waller Counties, Texas, General	2/27 at 100.00	AAA	2,574,650
	Obligation Bonds, Series 2017, 4.000%, 2/15/47 (UB) (4)
915	North Texas Tollway Authority, System Revenue Bonds, Refunding First Tier, Series 2015B,	1/25 at 100.00	A1	997,039
	5.000%, 1/01/45
250	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Revenue Bonds, Texas	8/26 at 100.00	AA	279,235
	Health Resources System, Series 2016A, 5.000%, 2/15/41

NUW	Nuveen AMT-Free Municipal Value Fund
Portfolio of Investments (continued)
April 30, 2018 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Texas (continued)
$1,500	Texas Municipal Gas Acquisition and Supply Corporation III, Gas Supply Revenue Bonds, Series	12/22 at 100.00	A3	$1,622,400
	2012, 5.000%, 12/15/32
	Wylie Independent School District, Collin County, Texas, General Obligation Bonds, School
	Building Series 2010:
2,000	0.000%, 8/15/33	No Opt. Call	AAA	960,560
1,945	0.000%, 8/15/38	No Opt. Call	AAA	698,527
32,400	Total Texas			26,330,769
	Utah – 0.6%
1,405	Salt Lake City, Utah, Airport Revenue Bonds, International Airport Series 2017B,	7/27 at 100.00	A+	1,587,748
	5.000%, 7/01/42
	Virginia – 1.8%
1,160	Chesapeake Bay Bridge and Tunnel District, Virginia, General Resolution Revenue Bonds, First	7/26 at 100.00	BBB	1,266,221
	Tier Series 2016, 5.000%, 7/01/51
1,400	Chesapeake, Virginia, Transportation System Senior Toll Road Revenue Bonds, Capital	7/28 at 100.00	BBB	1,198,834
	Appreciation Series 2012B, 0.000%, 7/15/40 (5)
2,000	Washington County Industrial Development Authority, Virginia, Hospital Revenue Bonds, Mountain	1/19 at 100.00	A	2,071,580
	States Health Alliance, Series 2009C, 7.750%, 7/01/38
4,560	Total Virginia			4,536,635
	Washington – 1.1%
3,330	Chelan County Public Utility District 1, Washington, Columbia River-Rock Island Hydro-Electric	No Opt. Call	AA+	2,314,517
	System Revenue Refunding Bonds, Series 1997A, 0.000%, 6/01/29 – NPFG Insured
440	Washington Health Care Facilities Authority, Revenue Bonds, Virginia Mason Medical Center,	8/27 at 100.00	BBB	484,946
	Series 2017, 5.000%, 8/15/37
3,770	Total Washington			2,799,463
	West Virginia – 0.6%
1,500	West Virginia Hospital Finance Authority, Hospital Revenue Bonds, West Virginia United Health	6/23 at 100.00	A	1,649,475
	System Obligated Group, Refunding & Improvement Series 2013A, 5.500%, 6/01/44
	Wisconsin – 4.8%
1,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Marshfield Clinic,	2/22 at 100.00	A–	1,077,720
	Series 2012B, 5.000%, 2/15/27
1,605	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, ProHealth Care, Inc.	2/19 at 100.00	N/R (6)	1,663,454
	Obligated Group, Series 2009, 6.625%, 2/15/39 (Pre-refunded 2/15/19)
9,000	Wisconsin State, General Fund Annual Appropriation Revenue Bonds, Refunding Series 2009A,	5/19 at 100.00	Aa2 (6)	9,373,770
	6.000%, 5/01/36 (Pre-refunded 5/01/19)
11,605	Total Wisconsin			12,114,944
$285,515	Total Long-Term Investments (cost $243,983,291)			264,070,805
	Floating Rate Obligations – (6.8)%			(17,125,000)
	Other Assets Less Liabilities – 1.4%			3,527,881
	Net Assets – 100%			$250,473,686

(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)
Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(5)	Step-up coupon bond, a bond with a coupon that increases (“steps up”), usually at regular intervals, while the bond is outstanding. The rate shown is the coupon as of the end of the reporting period.
(6)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(7)
As of, or subsequent to, the end of the reporting period, this security is non-income producing. Non-income producing, in the case of a fixed income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has ceased accruing additional income on the Fund’s records.

144A
Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

ETM	Escrowed to maturity.
IF
Inverse floating rate security issued by a tender option bond (“TOB”) trust, the interest rate on which varies inversely with the Securities Industry Financial Markets Association (SIFMA) short-term rate, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust.

UB
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

NMI	Nuveen Municipal Income Fund, Inc.
Portfolio of Investments
April 30, 2018 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 98.8%
	MUNICIPAL BONDS – 98.8%
	Arizona – 3.9%
$600	Arizona Health Facilities Authority, Revenue Bonds, Scottsdale Lincoln Hospitals Project,	12/24 at 100.00	A2	$662,118
	Refunding Series 2014A, 5.000%, 12/01/39
1,250	Arizona Industrial Development Authority, Arizona, Education Revenue Bonds, Academies of	7/27 at 100.00	AA–	1,385,513
	Math & Science Projects, Series 2017A, 5.000%, 7/01/37
1,000	Arizona Industrial Development Authority, Arizona, Education Revenue Bonds, Academies of	1/28 at 100.00	AA–	1,092,870
	Math & Science Projects, Series 2018A, 5.000%, 7/01/52
515	Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Citigroup Energy Inc.	No Opt. Call	BBB+	602,555
	Prepay Contract Obligations, Series 2007, 5.250%, 12/01/28
3,365	Total Arizona			3,743,056
	California – 17.5%
5,530	Adelanto School District, San Bernardino County, California, General Obligation Bonds, Series	No Opt. Call	A+	4,900,518
	1997A, 0.000%, 9/01/22 – NPFG Insured
	Brea Olinda Unified School District, Orange County, California, General Obligation Bonds,
	Series 1999A:
2,000	0.000%, 8/01/21 – FGIC Insured	No Opt. Call	Aa2	1,862,240
2,070	0.000%, 8/01/22 – FGIC Insured	No Opt. Call	AA–	1,854,906
2,120	0.000%, 8/01/23 – FGIC Insured	No Opt. Call	AA–	1,832,189
305	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Los	12/18 at 100.00	Baa2	308,559
	Angeles County Securitization Corporation, Series 2006A, 5.250%, 6/01/21
500	California Health Facilities Financing Authority, California, Revenue Bonds, Sutter Health,	11/27 at 100.00	AA–	508,330
	Refunding Series 2018A, 4.000%, 11/15/42
375	California Statewide Communities Development Authority, Revenue Bonds, American Baptist Homes	10/19 at 100.00	BBB+	395,584
	of the West, Series 2010, 6.000%, 10/01/29
275	California Statewide Communities Development Authority, Revenue Bonds, Front Porch Communities	4/27 at 100.00	A–	279,120
	and Services Project, Series 2017A, 4.000%, 4/01/36
1,000	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity	7/18 at 100.00	CCC	1,000,010
	Health System, Series 2005A, 5.500%, 7/01/39 (4)
940	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed	6/18 at 100.00	B3	967,006
	Bonds, Series 2007A-1, 5.750%, 6/01/47
250	Madera County, California, Certificates of Participation, Children’s Hospital Central	3/20 at 100.00	AA–	262,993
	California, Series 2010, 5.375%, 3/15/36
300	M-S-R Energy Authority, California, Gas Revenue Bonds, Citigroup Prepay Contracts, Series	No Opt. Call	A	419,139
	2009A, 7.000%, 11/01/34
250	Ridgecrest Redevelopment Agency, California, Ridgecrest Redevelopment Project Tax Allocation	6/20 at 100.00	A–	267,385
	Bonds, Refunding Series 2010, 6.125%, 6/30/37
385	San Francisco Redevelopment Finance Authority, California, Tax Allocation Revenue Bonds,	2/21 at 100.00	A– (5)	427,373
	Mission Bay North Redevelopment Project, Series 2011C, 6.000%, 8/01/24 (Pre-refunded 2/01/21)
500	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Toll Road Revenue	1/25 at 100.00	BBB–	542,825
	Bonds, Refunding Junior Lien Series 2014B, 5.250%, 1/15/44
1,000	Union City Community Redevelopment Agency, California, Tax Allocation Revenue Bonds,	12/21 at 100.00	A+ (5)	1,137,900
	Redevelopment Project, Subordinate Lien Series 2011, 6.000%, 12/01/22 (Pre-refunded 12/01/21)
17,800	Total California			16,966,077

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Colorado – 9.1%
	Central Platte Valley Metropolitan District, Colorado, General Obligation Bonds, Refunding
	Series 2013A:
$150	5.125%, 12/01/29	12/23 at 100.00	BBB	$163,776
250	5.375%, 12/01/33	12/23 at 100.00	BBB	274,498
350	Colorado Health Facilities Authority, Colorado, Health Facilities Revenue Bonds, The	6/27 at 100.00	BBB	378,357
	Evangelical Lutheran Good Samaritan Society Project, Refunding Series 2017, 5.000%, 6/01/42
500	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Christian Living Neighborhoods	1/24 at 102.00	N/R	523,950
	Project, Refunding Series 2016, 5.000%, 1/01/37
1,000	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Sisters of Charity of	1/20 at 100.00	AA–	1,041,460
	Leavenworth Health Services Corporation, Series 2010A, 5.000%, 1/01/40
750	Colorado Springs, Colorado, Utilities System Revenue Bonds, Improvement Series 2013B-1,	11/23 at 100.00	AA	838,553
	5.000%, 11/15/38
1,000	Denver City and County, Colorado, Airport System Revenue Bonds, Series 2012B, 5.000%, 11/15/32	11/22 at 100.00	A+	1,099,360
425	Denver City and County, Colorado, Special Facilities Airport Revenue Bonds, United Airlines,	10/23 at 100.00	BB	456,178
	Inc. Project, Refunding Series 2017, 5.000%, 10/01/32 (Alternative Minimum Tax)
110	Park Creek Metropolitan District, Colorado, Senior Limited Property Tax Supported Revenue	12/25 at 100.00	N/R	120,593
	Bonds, Refunding Series 2015A, 5.000%, 12/01/45
1,000	Park Creek Metropolitan District, Colorado, Senior Limited Property Tax Supported Revenue	12/20 at 100.00	AA (5)	1,102,960
	Refunding Bonds, Series 2011, 6.125%, 12/01/41 (Pre-refunded 12/01/20) – AGM Insured
520	Public Authority for Colorado Energy, Natural Gas Purchase Revenue Bonds, Colorado Springs	No Opt. Call	A	603,179
	Utilities, Series 2008, 6.125%, 11/15/23
1,500	Rampart Range Metropolitan District 1, Lone Tree, Colorado, Limited Tax Supported and Special	12/27 at 100.00	AA	1,685,670
	Revenue Bonds, Refunding & Improvement Series 2017, 5.000%, 12/01/47 – AGM Insured
499	Tallyn’s Reach Metropolitan District 3, Aurora, Colorado, General Obligation Refunding and	12/23 at 100.00	N/R	527,558
	Improvement Bonds, Limited Tax Convertible to Unlimited Tax, Series 2013, 5.000%, 12/01/33
8,054	Total Colorado			8,816,092
	Florida – 5.3%
850	Bay County, Florida, Educational Facilities Revenue Refunding Bonds, Bay Haven Charter	9/23 at 100.00	BBB	890,392
	Academy, Inc. Project, Series 2013A, 5.000%, 9/01/33
100	Dade County Industrial Development Authority, Florida, Revenue Bonds, Miami Cerebral Palsy	6/18 at 100.00	N/R	100,445
	Residential Services Inc., Series 1995, 8.000%, 6/01/22
500	Florida Higher Educational Facilities Financing Authority, Revenue Bonds, Nova Southeastern	4/21 at 100.00	A–	548,050
	University, Refunding Series 2011, 6.375%, 4/01/31
315	Florida, Development Finance Corporation, Surface Transportation Facility Revenue Bonds,	1/19 at 105.00	N/R	324,270
	Brightline Passenger Rail Project – South Segment, Series 2017, 5.625%, 1/01/47, 144A
	(Alternative Minimum Tax)
800	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Series 2010B,	10/20 at 100.00	AA	848,480
	5.000%, 10/01/35 – AGM Insured
1,000	Miami-Dade County, Florida, Water and Sewer System Revenue Bonds, Series 2013A,	10/22 at 100.00	Aa3	1,087,260
	5.000%, 10/01/42
515	North Sumter County Utility Dependent District, Florida, Utility Revenue Bonds, Series 2010,	10/20 at 100.00	AA	551,215
	5.375%, 10/01/40
310	Orange County Health Facilities Authority, Florida, Hospital Revenue Bonds, Orlando Health,	4/22 at 100.00	A+	333,917
	Inc., Series 2012A, 5.000%, 10/01/42
435	Tolomato Community Development District, Florida, Special Assessment Bonds, Series 2006,	7/18 at 100.00	N/R	435,439
	5.400%, 5/01/37
4,825	Total Florida			5,119,468

NMI	Nuveen Municipal Income Fund, Inc.
Portfolio of Investments (continued)
April 30, 2018 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Georgia – 2.0%
$455	Atlanta Development Authority, Georgia, Revenue Bonds, New Downtown Atlanta Stadium Project,	7/25 at 100.00	Aa3	$518,022
	Senior Lien Series 2015A-1, 5.250%, 7/01/40
555	Atlanta Urban Residential Finance Authority, Georgia, Multifamily Housing Revenue Bonds,	11/23 at 100.00	BBB+	561,077
	Trestletree Village Apartments, Series 2013A, 4.000%, 11/01/25
	Atlanta, Georgia, Water and Wastewater Revenue Bonds, Refunding Series 2009B:
175	5.250%, 11/01/34 – AGM Insured	11/19 at 100.00	AA	183,136
325	5.250%, 11/01/34 (Pre-refunded 11/01/19) – AGM Insured	11/19 at 100.00	AA (5)	341,292
300	Main Street Natural Gas Inc., Georgia, Gas Project Revenue Bonds, Series 2006B, 5.000%, 3/15/22	No Opt. Call	A	326,217
1,810	Total Georgia			1,929,744
	Hawaii – 0.3%
250	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Hawaii Pacific	7/23 at 100.00	BB	263,270
	University, Series 2013A, 6.625%, 7/01/33
	Illinois – 10.8%
250	Chicago Board of Education, Illinois, Dedicated Capital Improvement Tax Revenue Bonds, Series	4/27 at 100.00	A	291,145
	2016, 6.000%, 4/01/46
650	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Series	12/25 at 100.00	B	746,616
	2016A, 7.000%, 12/01/44
1,000	Illinois Educational Facilities Authority, Revenue Bonds, Field Museum of Natural History,	11/24 at 100.00	A	1,027,780
	Series 2002, 4.500%, 11/01/36
1,000	Illinois Finance Authority, Revenue Bonds, Children’s Memorial Hospital, Tender Option Bond	8/18 at 100.00	AA (5)	1,040,560
	Trust 2016-XG0008, 13.731%, 8/15/33, 144A (Pre-refunded 8/15/18) – AGC Insured (IF) (6)
280	Illinois Finance Authority, Revenue Bonds, Palos Community Hospital, Series 2010C,	5/20 at 100.00	AA–	291,382
	5.125%, 5/15/35
80	Illinois Finance Authority, Revenue Bonds, Rehabilitation Institute of Chicago, Series 2013A,	7/23 at 100.00	A–	89,214
	5.500%, 7/01/28
250	Illinois Finance Authority, Revenue Bonds, Rush University Medical Center Obligated Group,	5/19 at 100.00	Aaa	261,050
	Series 2009C, 6.375%, 11/01/29 (Pre-refunded 5/01/19)
200	Illinois Finance Authority, Revenue Bonds, Silver Cross Hospital and Medical Centers,	8/25 at 100.00	Baa1	210,968
	Refunding Series 2015C, 5.000%, 8/15/44
500	Illinois Finance Authority, Revenue Bonds, Silver Cross Hospital and Medical Centers, Series	8/19 at 100.00	N/R (5)	531,830
	2009, 7.000%, 8/15/44 (Pre-refunded 8/15/19)
250	Illinois Finance Authority, Revenue Bonds, Southern Illinois Healthcare Enterprises, Inc.,	3/20 at 100.00	AA (5)	264,805
	Series 2005 Remarketed, 5.250%, 3/01/30 (Pre-refunded 3/01/20) – AGM Insured
990	Illinois State, General Obligation Bonds, Series 2013, 5.250%, 7/01/31	7/23 at 100.00	BBB	1,017,383
1,555	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project Bonds,	6/22 at 100.00	BBB–	1,590,314
	Refunding Series 2012B, 5.000%, 6/15/52
6,000	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project Bonds,	No Opt. Call	BB+	772,200
	Series 2017A, 0.000%, 12/15/56
205	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion	No Opt. Call	Baa2	87,814
	Project, Series 2002A, 0.000%, 12/15/35 – NPFG Insured
450	Quad Cities Regional Economic Development Authority, Illinois, Revenue Bonds, Augustana	10/22 at 100.00	Baa1	492,840
	College, Series 2012, 5.000%, 10/01/27
800	Railsplitter Tobacco Settlement Authority, Illinois, Tobacco Settlement Revenue Bonds, Series	6/21 at 100.00	N/R (5)	892,328
	2010, 6.000%, 6/01/28 (Pre-refunded 6/01/21)
315	Springfield, Illinois, Electric Revenue Bonds, Senior Lien Series 2015, 5.000%, 3/01/40 –	3/25 at 100.00	AA	341,280
	AGM Insured
490	University of Illinois, Health Services Facilities System Revenue Bonds, Series 2013,	10/23 at 100.00	A–	553,274
	6.000%, 10/01/32
15,265	Total Illinois			10,502,783

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Indiana – 1.9%
$525	Indiana Finance Authority, Educational Facilities Revenue Bonds, Drexel Foundation For	10/19 at 100.00	B	$530,985
	Educational Excellence, Inc., Series 2009A, 7.000%, 10/01/39
655	Indiana Finance Authority, Private Activity Bonds, Ohio River Bridges East End Crossing	7/23 at 100.00	A–	698,466
	Project, Series 2013A, 5.000%, 7/01/44 (Alternative Minimum Tax)
500	Vigo County Hospital Authority, Indiana, Hospital Revenue Bonds, Union Hospital, Inc., Series	9/21 at 100.00	N/R (5)	592,265
	2011, 8.000%, 9/01/41 (Pre-refunded 9/01/21)
1,680	Total Indiana			1,821,716
	Iowa – 0.9%
835	Iowa Higher Education Loan Authority, Private College Facility Revenue Bonds, University of	10/21 at 100.00	BBB	887,730
	Dubuque Project, Refunding Series 2011, 5.625%, 10/01/26
	Kansas – 0.3%
280	Overland Park Development Corporation, Kansas, Second Tier Revenue Bonds, Overland Park	7/18 at 100.00	BB+	280,431
	Convention Center, Series 2007B, 5.125%, 1/01/22 – AMBAC Insured
	Kentucky – 0.6%
500	Kentucky Economic Development Finance Authority, Hospital Revenue Bonds, Owensboro Medical	6/20 at 100.00	Baa3 (5)	544,440
	Health System, Series 2010A, 6.500%, 3/01/45 (Pre-refunded 6/01/20)
	Louisiana – 0.8%
500	Louisiana Local Government Environmental Facilities and Community Development Authority,	1/19 at 100.00	AA (5)	512,390
	Revenue Refunding Bonds, City of Shreveport Airport System Project, Series 2008A, 5.750%,
	1/01/28 (Pre-refunded 1/01/19) – AGM Insured (Alternative Minimum Tax)
200	New Orleans Aviation Board, Louisiana, General Airport Revenue Bonds, North Terminal Project,	1/27 at 100.00	A–	218,648
	Series 2017B, 5.000%, 1/01/48 (Alternative Minimum Tax)
700	Total Louisiana			731,038
	Maine – 0.5%
500	Maine Health and Higher Educational Facilities Authority Revenue Bonds, Eastern Maine Medical	7/23 at 100.00	BBB	510,450
	Center Obligated Group Issue, Series 2013, 5.000%, 7/01/43
	Maryland – 1.9%
1,000	Maryland Economic Development Corporation, Economic Development Revenue Bonds,	6/20 at 100.00	N/R (5)	1,075,820
	Transportation Facilities Project, Series 2010A, 5.750%, 6/01/35 (Pre-refunded 6/01/20)
210	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Patterson Park	7/19 at 100.00	BB+	212,117
	Public Charter School Issue, Series 2010, 6.000%, 7/01/40
500	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Peninsula Regional	7/24 at 100.00	A	535,795
	Medical Center Issue, Refunding Series 2015, 5.000%, 7/01/45
1,710	Total Maryland			1,823,732
	Massachusetts – 0.6%
500	Massachusetts Development Finance Agency, Revenue Bonds, UMass Memorial Health Care, Series	7/26 at 100.00	BBB+	540,290
	2016I, 5.000%, 7/01/46
	Michigan – 2.1%
355	Detroit Water and Sewerage Department, Michigan, Sewage Disposal System Revenue Bonds,	7/22 at 100.00	A	379,854
	Refunding Senior Lien Series 2012A, 5.250%, 7/01/39
500	Michigan Finance Authority, Michigan, Revenue Bonds, Trinity Health Credit Group, Refunding	12/27 at 100.00	AA–	509,970
	Series 2017A, 4.000%, 12/01/36
1,025	Michigan State Building Authority, Revenue Bonds, Facilities Program, Refunding Series	10/21 at 100.00	Aa2	1,129,745
	2011-II-A, 5.375%, 10/15/36
1,880	Total Michigan			2,019,569

NMI	Nuveen Municipal Income Fund, Inc.
Portfolio of Investments (continued)
April 30, 2018 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Minnesota – 0.6%
$300	City of Minneapolis, Minnesota, Senior Housing and Healthcare Facilities Revenue Bonds, Walker	11/22 at 100.00	N/R	$293,643
	Minneapolis Campus Project, Series 2015, 4.625%, 11/15/31
300	Saint Paul Park, Minnesota, Senior Housing and Health Care Revenue Bonds, Presbyterian Homes	9/24 at 100.00	N/R	312,318
	Bloomington Project, Refunding Series 2017, 4.250%, 9/01/37
600	Total Minnesota			605,961
	Mississippi – 1.4%
310	Mississippi Business Finance Corporation, Pollution Control Revenue Refunding Bonds, System	10/18 at 100.00	BBB+	310,676
	Energy Resources Inc. Project, Series 1998, 5.875%, 4/01/22
1,000	Mississippi Hospital Equipment and Facilities Authority, Revenue Bonds, Baptist Memorial	9/26 at 100.00	BBB+	1,075,340
	Healthcare, Series 2016A, 5.000%, 9/01/36
1,310	Total Mississippi			1,386,016
	Missouri – 5.1%
265	Hanley Road Corridor Transportation Development District, Brentwood and Maplewood, Missouri,	10/19 at 100.00	A–	273,636
	Transportation Sales Revenue Bonds, Refunding Series 2009A, 5.875%, 10/01/36
135	Missouri Health and Educational Facilities Authority, Educational Facilities Revenue Bonds,	5/23 at 100.00	BBB+	147,139
	Saint Louis College of Pharmacy, Series 2013, 5.250%, 5/01/33
1,000	Missouri Health and Educational Facilities Authority, Educational Facilities Revenue Bonds,	10/22 at 100.00	BBB–	1,056,220
	Southwest Baptist University Project, Series 2012, 5.000%, 10/01/33
200	Missouri Health and Educational Facilities Authority, Educational Facilities Revenue Bonds,	10/23 at 100.00	A+	220,162
	University of Central Missouri, Series 2013C-2, 5.000%, 10/01/34
850	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, Mercy	11/27 at 100.00	AA–	858,730
	Health, Series 2017C, 4.000%, 11/15/47
965	Missouri Health and Educational Facilities Authority, Revenue Bonds, Lake Regional Health	2/22 at 100.00	BBB+	1,030,340
	System, Series 2012, 5.000%, 2/15/26
500	Missouri Health and Educational Facilities Authority, Revenue Bonds, Rockhurst University,	10/18 at 103.00	BB+ (5)	523,520
	Series 1999, 6.000%, 10/01/25 (Pre-refunded 10/01/18)
500	Missouri Health and Educational Facilities Authority, Revenue Bonds, Rockhurst University,	10/18 at 103.00	BB+ (5)	521,980
	Series 2011A, 5.250%, 10/01/20 (Pre-refunded 10/01/18)
335	Saline County Industrial Development Authority, Missouri, First Mortgage Revenue Bonds,	10/23 at 100.00	N/R	328,039
	Missouri Valley College, Series 2017, 4.500%, 10/01/40
4,750	Total Missouri			4,959,766
	Nebraska – 0.4%
400	Nebraska Educational Finance Authority, Revenue Bonds, Clarkson College Project, Refunding	5/21 at 100.00	Aa3	432,896
	Series 2011, 5.050%, 9/01/30
	New Jersey – 1.6%
100	Gloucester County Pollution Control Financing Authority, New Jersey, Pollution Control Revenue	No Opt. Call	BBB–	107,649
	Bonds, Logan Project, Refunding Series 2014A, 5.000%, 12/01/24 (Alternative Minimum Tax)
110	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, University Hospital	7/25 at 100.00	AA	120,297
	Issue, Refunding Series 2015A, 5.000%, 7/01/46 – AGM Insured
545	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2015AA,	6/25 at 100.00	A–	571,563
	5.000%, 6/15/45
830	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds,	6/28 at 100.00	BBB+	898,276
	Series 2018A, 5.000%, 6/01/46
1,585	Total New Jersey			1,697,785
	New York – 2.1%
630	Brooklyn Arena Local Development Corporation, New York, Payment in Lieu of Taxes Revenue	1/20 at 100.00	AA+ (5)	676,015
	Bonds, Barclays Center Project, Series 2009, 6.250%, 7/15/40 (Pre-refunded 1/15/20)
60	Buffalo and Erie County Industrial Land Development Corporation, New York, Revenue Bonds,	7/25 at 100.00	BBB+	65,882
	Catholic Health System, Inc. Project, Series 2015, 5.250%, 7/01/35

(Missing Graphic Reference)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	New York (continued)
	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Senior Fiscal 2012
	Series 2011A:
$155	5.750%, 2/15/47	2/21 at 100.00	AA–	$167,685
245	5.750%, 2/15/47 (Pre-refunded 2/15/21)	2/21 at 100.00	Aa3 (5)	269,838
500	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 3 World Trade	11/24 at 100.00	N/R	526,150
	Center Project, Class 1 Series 2014, 5.000%, 11/15/44, 144A
265	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air	12/20 at 100.00	Baa1	289,982
	Terminal LLC Project, Eighth Series 2010, 6.000%, 12/01/42
1,855	Total New York			1,995,552
	North Dakota – 0.7%
200	Burleigh County, North Dakota, Health Care Revenue Bonds, Saint Alexius Medical Center	7/21 at 100.00	N/R (5)	216,956
	Project, Series 2014A, 5.000%, 7/01/35 (Pre-refunded 7/01/21)
300	Fargo, North Dakota, Health System Revenue Bonds, Sanford Health, Refunding Series 2011,	11/21 at 100.00	A+	340,683
	6.250%, 11/01/31
100	Grand Forks, North Dakota, Senior Housing & Nursing Facilities Revenue Bonds, Valley Homes and	12/26 at 100.00	N/R	99,756
	Services Obligated Group, Series 2017, 5.000%, 12/01/36
600	Total North Dakota			657,395
	Ohio – 4.6%
	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue
	Bonds, Senior Lien, Series 2007A-2:
300	5.375%, 6/01/24	6/18 at 100.00	B–	298,527
1,020	5.125%, 6/01/24	6/19 at 100.00	B–	1,004,537
725	6.000%, 6/01/42	6/18 at 100.00	B–	724,957
1,750	Middleburg Heights, Ohio, Hospital Facilities Revenue Bonds, Southwest General Health Center	8/21 at 100.00	A2	1,902,565
	Project, Refunding Series 2011, 5.250%, 8/01/36
500	Montgomery County, Ohio, Health Care and Multifamily Housing Revenue Bonds, Saint Leonard,	4/20 at 100.00	BBB–	530,950
	Refunding & improvement Series 2010, 6.375%, 4/01/30
4,295	Total Ohio			4,461,536
	Oklahoma – 0.3%
250	Oklahoma Development Finance Authority, Health System Revenue Bonds, OU Medicine Project,	8/28 at 100.00	Baa3	279,785
	Series 2018B, 5.500%, 8/15/52
	Oregon – 1.3%
300	Forest Grove, Oregon, Campus Improvement Revenue Bonds, Pacific University Project, Refunding	5/22 at 100.00	BBB	313,800
	Series 2014A, 5.000%, 5/01/40
850	Portland, Oregon, River District Urban Renewal and Redevelopment Bonds, Series 2012C,	6/22 at 100.00	A1	928,489
	5.000%, 6/15/29
1,150	Total Oregon			1,242,289
	Pennsylvania – 3.3%
1,000	Berks County Municipal Authority, Pennsylvania, Revenue Bonds, Reading Hospital & Medical	5/22 at 100.00	A	1,062,790
	Center Project, Series 2012A, 5.000%, 11/01/40
	Cumberland County Municipal Authority Revenue Bonds, Pennsylvania, Diakon Lutheran Social
	Ministries Project, Series 2009:
45	6.125%, 1/01/29	1/19 at 100.00	BBB+	46,044
415	6.125%, 1/01/29 (Pre-refunded 1/01/19)	1/19 at 100.00	N/R (5)	426,724
560	Montgomery County Industrial Development Authority, Pennsylvania, Health System Revenue Bonds,	1/25 at 100.00	Baa3	600,085
	Albert Einstein Healthcare Network Issue, Series 2015A, 5.250%, 1/15/36
1,000	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Foundation for Student	7/22 at 100.00	N/R (5)	1,105,760
	Housing at Indiana University, Project Series 2012A, 5.000%, 7/01/41 (Pre-refunded 7/01/22)
3,020	Total Pennsylvania			3,241,403

NMI	Nuveen Municipal Income Fund, Inc.
Portfolio of Investments (continued)
April 30, 2018 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	South Carolina – 0.5%
$475	Piedmont Municipal Power Agency, South Carolina, Electric Revenue Bonds, Refunding Series	No Opt. Call	A3 (5)	$490,205
	1991, 6.750%, 1/01/19 – FGIC Insured (ETM)
	South Dakota – 0.1%
100	Sioux Falls, South Dakota, Health Facilities Revenue Bonds, Dow Rummel Village Project, Series	11/26 at 100.00	N/R	102,386
	2017, 5.125%, 11/01/47
	Tennessee – 2.3%
1,250	Chattanooga Health, Educational and Housing Facility Board, Tennessee, Revenue Bonds, Catholic	1/23 at 100.00	BBB+	1,329,475
	Health Initiatives, Series 2013A, 5.250%, 1/01/45
870	Knox County Health, Educational and Housing Facilities Board, Tennessee, Revenue Bonds,	9/26 at 100.00	BBB	938,104
	University Health System, Inc., Series 2016, 5.000%, 9/01/47
2,120	Total Tennessee			2,267,579
	Texas – 7.9%
670	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien, Series 2015A,	7/25 at 100.00	BBB+	732,277
	5.000%, 1/01/40
335	Grand Parkway Transportation Corporation, Texas, System Toll Revenue Bonds, First Tier Series	10/23 at 100.00	A–	368,564
	2013A, 5.125%, 10/01/43
500	Lower Colorado River Authority, Texas, Transmission Contract Revenue Bonds, LCRA Transmission	5/25 at 100.00	A+	546,410
	Services Corporation Project, Refunding Series 2015, 5.000%, 5/15/40
200	North Texas Tollway Authority, Special Projects System Revenue Bonds, Convertible Capital	9/31 at 100.00	N/R (5)	216,088
	Appreciation Series 2011C, 0.000%, 9/01/43 (Pre-refunded 9/01/31) (7)
410	North Texas Tollway Authority, System Revenue Bonds, Refunding First Tier, Series 2015B,	1/23 at 100.00	A1	443,382
	5.000%, 1/01/40
500	North Texas Tollway Authority, System Revenue Bonds, Refunding Second Tier, Series 2015A,	1/25 at 100.00	A2	547,010
	5.000%, 1/01/38
240	Reagan Hospital District of Reagan County, Texas, Limited Tax Revenue Bonds, Series 2014A,	2/24 at 100.00	Ba2	252,828
	5.000%, 2/01/34
295	SA Energy Acquisition Public Facilities Corporation, Texas, Gas Supply Revenue Bonds, Series	No Opt. Call	A	349,705
	2007, 5.500%, 8/01/27
	Texas Municipal Gas Acquisition and Supply Corporation III, Gas Supply Revenue Bonds,
	Series 2012:
1,165	5.000%, 12/15/27	12/22 at 100.00	A3	1,273,718
505	5.000%, 12/15/28	12/22 at 100.00	A3	550,753
405	Texas Private Activity Bond Surface Transportation Corporation, Revenue Bonds, NTE Mobility	12/19 at 100.00	Baa2	435,614
	Partners LLC North Tarrant Express Managed Lanes Project, Senior Lien Series 2009,
	6.875%, 12/31/39
770	Texas Private Activity Bond Surface Transportation Corporation, Senior Lien Revenue Bonds, LBJ	6/20 at 100.00	Baa3	845,499
	Infrastructure Group LLC IH-635 Managed Lanes Project, Series 2010, 7.000%, 6/30/40
1,000	Texas Transportation Commission, Central Texas Turnpike System Revenue Bonds, Second Tier	8/24 at 100.00	BBB+	1,096,340
	Refunding Series 2015C, 5.000%, 8/15/32
45	West Texas Independent School District, McLennan and Hill Counties, General Obligation	7/18 at 100.00	AAA	30,258
	Refunding Bonds, Series 1998, 0.000%, 8/15/25
7,040	Total Texas			7,688,446
	Virginia – 1.3%
1,000	Virginia Small Business Financing Authority, Private Activity Revenue Bonds, Transform 66 P3	6/27 at 100.00	BBB	1,080,800
	Project, Senior Lien Series 2017, 5.000%, 12/31/49 (Alternative Minimum Tax)
205	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, Elizabeth River	7/22 at 100.00	BBB	228,384
	Crossing, Opco LLC Project, Series 2012, 6.000%, 1/01/37 (Alternative Minimum Tax)
1,205	Total Virginia			1,309,184

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Wisconsin – 6.8%
	Public Finance Authority of Wisconsin, Conference Center and Hotel Revenue Bonds,
	Lombard Public Facilities Corporation, Second Tier Series 2018B:
$4	0.000%, 1/01/46, 144A	3/28 at 49.42	N/R	$109
4	0.000%, 1/01/47, 144A	3/28 at 47.50	N/R	108
4	0.000%, 1/01/48, 144A	3/28 at 45.66	N/R	107
4	0.000%, 1/01/49, 144A	3/28 at 43.89	N/R	106
3	0.000%, 1/01/50, 144A	3/28 at 42.18	N/R	104
4	0.000%, 1/01/51, 144A	3/28 at 40.54	N/R	114
99	3.750%, 7/01/51, 144A	3/28 at 100.00	N/R	98,569
4	0.000%, 1/01/52, 144A	3/28 at 38.97	N/R	113
4	0.000%, 1/01/53, 144A	3/28 at 37.46	N/R	112
4	0.000%, 1/01/54, 144A	3/28 at 36.00	N/R	111
4	0.000%, 1/01/55, 144A	3/28 at 34.60	N/R	109
4	0.000%, 1/01/56, 144A	3/28 at 33.26	N/R	108
4	0.000%, 1/01/57, 144A	3/28 at 31.97	N/R	107
4	0.000%, 1/01/58, 144A	3/28 at 30.73	N/R	105
4	0.000%, 1/01/59, 144A	3/28 at 29.53	N/R	105
3	0.000%, 1/01/60, 144A	3/28 at 28.39	N/R	104
3	0.000%, 1/01/61, 144A	3/28 at 27.29	N/R	102
3	0.000%, 1/01/62, 144A	3/28 at 26.23	N/R	101
3	0.000%, 1/01/63, 144A	3/28 at 25.21	N/R	100
3	0.000%, 1/01/64, 144A	3/28 at 24.23	N/R	99
3	0.000%, 1/01/65, 144A	3/28 at 23.29	N/R	98
3	0.000%, 1/01/66, 144A	3/28 at 22.38	N/R	97
42	0.000%, 1/01/67, 144A	3/28 at 21.51	N/R	1,256
290	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Beloit Health System,	4/20 at 100.00	A–	299,880
	Inc., Series 2010B, 5.000%, 4/01/30
855	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Gundersen Lutheran,	10/21 at 100.00	AA–	914,448
	Series 2011A, 5.250%, 10/15/39
500	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Marquette University,	10/22 at 100.00	A2	515,085
	Series 2012, 4.000%, 10/01/32
1,155	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Marshfield Clinic,	2/26 at 100.00	A–	1,262,242
	Series 2016B, 5.000%, 2/15/35
1,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Meriter Hospital, Inc.,	5/21 at 100.00	N/R (5)	1,097,960
	Series 2011A, 5.500%, 5/01/31 (Pre-refunded 5/01/21)
1,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, ProHealth Care, Inc.	8/24 at 100.00	A+	1,085,110
	Obligated Group, Refunding Series 2015, 5.000%, 8/15/39
500	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Rogers Memorial	7/24 at 100.00	A–	533,805
	Hospital, Inc., Series 2014B, 5.000%, 7/01/44
545	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Saint John’s Communities	9/23 at 100.00	N/R	563,356
	Inc., Series 2018A, 5.000%, 9/15/50
200	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Dickson	10/22 at 102.00	N/R	215,074
	Hollow Project, Series 2014, 5.125%, 10/01/34
6,262	Total Wisconsin			6,589,004
$96,971	Total Long-Term Investments (cost $89,750,424)			95,907,074
	Other Assets Less Liabilities – 1.2%			1,122,046
	Net Assets – 100%			$97,029,120

NMI	Nuveen Municipal Income Fund, Inc.
Portfolio of Investments (continued)
April 30, 2018 (Unaudited)

(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)
Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	The coupon for this security increased 0.25% effective January 1, 2016 and increased an additional 0.25% effective May 11, 2016.
(5)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(6)	Investment, or portion of investment, has been pledged as collateral for the net payment obligations in inverse floating rate transactions.
(7)	Step-up coupon bond, a bond with a coupon that increases (“steps up”), usually at regular intervals, while the bond is outstanding. The rate shown is the coupon as of the end of the reporting period.
144A
Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

ETM	Escrowed to maturity.
IF
Inverse floating rate security issued by a tender option bond (“TOB”) trust, the interest rate on which varies inversely with the Securities Industry Financial Markets Association (SIFMA) short-term rate, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust.

See accompanying notes to financial statements.

NEV	Nuveen Enhanced Municipal Value Fund
Portfolio of Investments
April 30, 2018 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 118.7%
	MUNICIPAL BONDS – 118.7%
	Alabama – 0.4%
$1,350	Jefferson County, Alabama, Sewer Revenue Warrants, Senior Lien Series 2013A, 5.250%,	10/23 at 102.00	AA	$1,485,824
	10/01/48 – AGM Insured
	Arizona – 3.1%
1,585	Arizona Health Facilities Authority, Hospital Revenue Bonds, Banner Health Systems, Tender	1/22 at 100.00	AA–	2,047,757
	Option Bond Trust 2015-XF2046, 12.985%, 7/01/36, 144A (IF) (4)
2,000	Arizona State, Certificates of Participation, Series 2010A, 5.250%, 10/01/28 – AGM Insured	10/19 at 100.00	AA	2,088,140
	Festival Ranch Community Facilities District, Buckeye, Arizona, General Obligation Bonds,
	Series 2009:
1,295	6.500%, 7/15/31 – BAM Insured	7/19 at 100.00	AA	1,337,334
1,205	6.500%, 7/15/31 (Pre-refunded 7/15/19) – BAM Insured	7/19 at 100.00	AA (5)	1,270,564
1,030	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Great	7/21 at 100.00	N/R (5)	1,169,091
	Hearts Academies – Veritas Project, Series 2012, 6.600%, 7/01/47 (Pre-refunded 7/01/21)
1,660	Quechan Indian Tribe of the Fort Yuma Reservation, Arizona, Tribal Economic Development	5/22 at 100.00	BB–	1,869,575
	Bonds, Series 2012A, 9.750%, 5/01/25
50	Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Citigroup Energy Inc.	No Opt. Call	BBB+	58,133
	Prepay Contract Obligations, Series 2007, 5.000%, 12/01/32
1,558	Watson Road Community Facilities District, Arizona, Special Assessment Revenue Bonds, Series	7/18 at 100.00	N/R	1,499,731
	2005, 6.000%, 7/01/30
10,383	Total Arizona			11,340,325
	California – 13.7%
180	Alameda Corridor Transportation Authority, California, Revenue Bonds, Refunding Second	10/26 at 100.00	BBB+	199,388
	Subordinate Lien Series 2016B, 5.000%, 10/01/37
5,000	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge, Series	4/19 at 100.00	AA (5)	5,151,250
	2009F-1, 5.000%, 4/01/34 (Pre-refunded 4/01/19)
920	California Educational Facilities Authority, Revenue Bonds, University of Southern California,	10/18 at 100.00	Aa1 (5)	974,584
	Tender Option Bond Trust 2015-XF2188, 13.739%, 10/01/38, 144A
	(Pre-refunded 10/01/18) (IF) (4)
2,040	California Health Facilities Financing Authority, Revenue Bonds, Providence Health & Services,	10/19 at 100.00	AA–	2,528,723
	Tender Option Bond Trust 2015-XF0120, 17.789%, 10/01/39, 144A (IF) (4)
	California Health Facilities Financing Authority, Revenue Bonds, Sutter Health, Tender Option
	Bond Trust 2016-XG0048:
300	18.299%, 8/15/26, 144A (Pre-refunded 8/15/20) (IF) (4)	8/20 at 100.00	AA– (5)	421,956
1,700	18.299%, 8/15/26, 144A (Pre-refunded 8/15/20) (IF) (4)	8/20 at 100.00	AA– (5)	2,391,084
1,000	California Municipal Finance Authority, Revenue Bonds, Harbor Regional Center Project, Series	11/19 at 100.00	A3 (5)	1,088,850
	2009, 8.000%, 11/01/29 (Pre-refunded 11/01/19)
3,450	California Statewide Communities Development Authority, California, Revenue Bonds, Loma	6/26 at 100.00	BB	3,674,043
	Linda University Medical Center, Series 2016A, 5.250%, 12/01/56, 144A
500	California Statewide Communities Development Authority, Revenue Bonds, American Baptist	10/19 at 100.00	BBB+	527,800
	Homes of the West, Series 2010, 5.750%, 10/01/25
400	Davis Redevelopment Agency, California, Tax Allocation Bonds, Davis Redevelopment Project,	12/21 at 100.00	A+	465,000
	Subordinate Series 2011A, 7.000%, 12/01/36
490	Etiwanda School District, California, Special Tax Bonds, Coyote Canyon Community Facilities	9/19 at 100.00	N/R (5)	519,792
	District 2004-1 Improvement Area 2, Series 2009, 6.500%, 9/01/32 (Pre-refunded 9/01/19)
2,000	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds,	No Opt. Call	AA	1,755,920
	Refunding Series 2013A, 0.000%, 1/15/29 – AGM Insured (6)

NEV	Nuveen Enhanced Municipal Value Fund
Portfolio of Investments (continued)
April 30, 2018 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
$1,885	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed	6/18 at 100.00	B3	$1,939,156
	Bonds, Series 2007A-1, 5.750%, 6/01/47
	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed
	Bonds, Tender Option Bond Trust 2015-XF1038:
1,250	12.266%, 6/01/40, 144A (IF) (4)	6/25 at 100.00	A+	1,805,825
2,445	12.257%, 6/01/40, 144A (IF) (4)	6/25 at 100.00	A+	3,531,265
2,550	Grossmont Healthcare District, California, General Obligation Bonds, Tender Option Bond Trust	7/21 at 100.00	Aaa	4,494,707
	2017-XF2453, 25.073%, 7/15/40, 144A (Pre-refunded 7/15/21) (IF) (4)
905	Inland Empire Tobacco Securitization Authority, California, Tobacco Settlement Asset-Backed	6/18 at 100.00	N/R	905,253
	Bonds, Series 2007, 4.625%, 6/01/21
225	Long Beach Bond Finance Authority, California, Natural Gas Purchase Revenue Bonds, Series	No Opt. Call	A	228,258
	2007B, 2.682%, 11/15/27 (3-Month LIBOR*67% reference rate + 1.45% spread) (7)
1,710	Los Angeles Community College District, California, General Obligation Bonds, Tender Option	8/18 at 100.00	AA+ (5)	1,788,831
	Bond Trust 2016-XG0045, 17.363%, 8/01/33, 144A (Pre-refunded 8/01/18) (IF)
1,600	Los Angeles County, California, Community Development Commission Headquarters Office	9/21 at 100.00	Aa3	2,293,232
	Building, Lease Revenue Bonds, Community Development Properties Los Angeles
	County Inc., Tender Option Bond Trust 2016-XL0022, 16.428%, 9/01/42, 144A (IF) (4)
525	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International	5/20 at 100.00	AA	558,542
	Airport, Senior Lien Series 2010A, 5.000%, 5/15/31
1,080	National City Community Development Commission, California, Tax Allocation Bonds, National	8/21 at 100.00	A (5)	1,249,420
	City Redevelopment Project, Series 2011, 7.000%, 8/01/32 (Pre-refunded 8/01/21)
1,165	Novato Redevelopment Agency, California, Tax Allocation Bonds, Hamilton Field Redevelopment	9/21 at 100.00	A–	1,310,311
	Project, Series 2011, 6.750%, 9/01/40
775	Palm Drive Health Care District, Sonoma County, California, Certificates of Participation,	7/18 at 100.00	CCC+	767,847
	Parcel Tax Secured Financing Program, Series 2010, 7.000%, 4/01/25
265	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2009,	11/19 at 100.00	N/R (5)	284,210
	6.750%, 11/01/39 (Pre-refunded 11/01/19)
250	Ridgecrest Redevelopment Agency, California, Ridgecrest Redevelopment Project Tax Allocation	6/20 at 100.00	A–	267,385
	Bonds, Refunding Series 2010, 6.125%, 6/30/37
	San Francisco Redevelopment Finance Authority, California, Tax Allocation Revenue Bonds,
	Mission Bay North Redevelopment Project, Series 2011C:
500	6.500%, 8/01/27 (Pre-refunded 2/01/21)	2/21 at 100.00	A– (5)	560,975
700	6.750%, 8/01/33 (Pre-refunded 2/01/21)	2/21 at 100.00	A– (5)	790,027
500	San Francisco Redevelopment Financing Authority, California, Tax Allocation Revenue Bonds,	2/21 at 100.00	BBB+ (5)	562,640
	Mission Bay South Redevelopment Project, Series 2011D, 6.625%, 8/01/27 (Pre-refunded 2/01/21)
360	Santee Community Development Commission, California, Santee Redevelopment Project Tax	2/21 at 100.00	A (5)	408,179
	Allocation Bonds, Series 2011A, 7.000%, 8/01/31 (Pre-refunded 2/01/21)
1,000	Semitrophic Improvement District of Semitrophic Water Storage District, Kern County,	12/19 at 100.00	A+ (5)	1,049,150
	California, Revenue Bonds, Refunding Series 2009A, 5.000%, 12/01/38 (Pre-refunded 12/01/19)
2,400	Semitrophic Improvement District of Semitrophic Water Storage District, Kern County,	12/19 at 100.00	A+ (5)	2,989,536
	California, Revenue Bonds, Tender Option Bond Trust 2015-XF0117, 14.875%, 12/01/34,
	144A (Pre-refunded 12/01/19) (IF) (4)
1,045	Ukiah Redevelopment Agency, California, Tax Allocation Bonds, Ukiah Redevelopment Project,	6/21 at 100.00	A+	1,176,440
	Series 2011A, 6.500%, 12/01/28
1,020	Western Placer Unified School District, Placer County, California, Certificates of	8/19 at 100.00	AA (5)	1,063,309
	Participation, Refunding Series 2009, 5.250%, 8/01/35 (Pre-refunded 8/01/19) – AGM Insured
42,135	Total California			49,722,888

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Colorado – 2.4%
$26	Colorado Housing and Finance Authority, Revenue Bonds, Confluence Energy LLC Project, Series	No Opt. Call	N/R	$28,567
	2007, 5.000%, 6/01/18 (Alternative Minimum Tax) (8)
250	Colorado Housing and Finance Authority, Revenue Bonds, Confluence Energy LLC Project, Series	No Opt. Call	N/R	231,260
	2017, 5.500%, 4/01/22 (Alternative Minimum Tax)
4,000	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Refunding Series 2006B, 0.000%,	9/26 at 52.09	A–	1,524,040
	9/01/39 – NPFG Insured
	Public Authority for Colorado Energy, Natural Gas Purchase Revenue Bonds, Colorado Springs
	Utilities, Series 2008:
475	6.250%, 11/15/28	No Opt. Call	A	590,221
4,030	6.500%, 11/15/38	No Opt. Call	A	5,522,147
815	Three Springs Metropolitan District 3, Durango, La Plata County, Colorado, Property Tax	12/20 at 100.00	N/R	839,173
	Supported Revenue Bonds, Series 2010, 7.750%, 12/01/39
9,596	Total Colorado			8,735,408
	Connecticut – 0.2%
681	Harbor Point Infrastructure Improvement District, Connecticut, Special Obligation Revenue	4/20 at 100.00	N/R (5)	737,489
	Bonds, Harbor Point Project, Series 2010A, 7.000%, 4/01/22 (Pre-refunded 4/01/20)
	District of Columbia – 0.4%
1,430	District of Columbia, Revenue Bonds, Center for Strategic and International Studies, Inc.,	3/21 at 100.00	N/R (5)	1,581,852
	Series 2011, 6.375%, 3/01/31 (Pre-refunded 3/01/21)
	Florida – 5.8%
1,640	Ave Maria Stewardship Community District, Florida, Capital Improvement Revenue Bonds, Series	7/18 at 100.00	N/R	1,543,224
	2006A, 5.125%, 5/01/38
1,000	Bonterra Community Development District, Hialeah, Florida, Special Assessment Bonds,	5/27 at 100.00	N/R	1,012,130
	Assessment Area 2 Project, Series 2016, 4.500%, 5/01/34
2,000	Collier County Educational Facilities Authority, Florida, Revenue Bonds, Ave Maria University,	6/23 at 100.00	BBB–	2,133,800
	Refunding Series 2013A, 5.625%, 6/01/33
925	Copperstone Community Development District, Manatee County, Florida, Capital Improvement	7/18 at 100.00	N/R	924,991
	Revenue Bonds, Series 2007, 5.200%, 5/01/38
1,000	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Renaissance	6/21 at 100.00	BB	1,095,780
	Charter School, Inc. Projects, Series 2011A, 7.500%, 6/15/33
250	Florida, Development Finance Corporation, Surface Transportation Facility Revenue Bonds,	1/19 at 105.00	N/R	257,358
	Brightline Passenger Rail Project – South Segment, Series 2017, 5.625%, 1/01/47, 144A
	(Alternative Minimum Tax)
	Miami-Dade County Health Facility Authority, Florida, Hospital Revenue Bonds, Miami Children’s
	Hospital, Series 2010A:
265	6.000%, 8/01/30	8/20 at 100.00	A+	285,254
735	6.000%, 8/01/30 (Pre-refunded 8/01/20)	8/20 at 100.00	N/R (5)	797,232
1,625	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Series	10/20 at 100.00	A	1,742,829
	2010A-1, 5.375%, 10/01/35
3,660	Miami-Dade County, Florida, Special Obligation Bonds, Capital Asset Acquisition Series 2009A,	4/19 at 100.00	AA (5)	3,770,788
	5.125%, 4/01/34 (Pre-refunded 4/01/19) – AGC Insured
1,500	North Sumter County Utility Dependent District, Florida, Utility Revenue Bonds, Series 2010,	10/20 at 100.00	AA	1,605,480
	5.375%, 10/01/40
	Palm Beach County Health Facilities Authority, Florida, Revenue Bonds, Jupiter Medical Center,
	Series 2013A:
1,000	5.000%, 11/01/33	11/22 at 100.00	BBB+	1,055,100
2,000	5.000%, 11/01/43	11/22 at 100.00	BBB+	2,086,600
230	Tolomato Community Development District, Florida, Special Assessment Bonds, Convertible,	5/19 at 100.00	N/R	217,674
	Capital Appreciation, Series 2012A-3, 0.000%, 5/01/40 (6)

NEV	Nuveen Enhanced Municipal Value Fund
Portfolio of Investments (continued)
April 30, 2018 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Florida (continued)
$95	Tolomato Community Development District, Florida, Special Assessment Bonds, Convertible,	5/22 at 100.00	N/R	$75,444
	Capital Appreciation, Series 2012A-4, 0.000%, 5/01/40 (6)
135	Tolomato Community Development District, Florida, Special Assessment Bonds, Hope Note, Series	5/18 at 100.00	N/R	1
	2007-3, 6.650%, 5/01/40 (9)
15	Tolomato Community Development District, Florida, Special Assessment Bonds, Non Performing	5/18 at 100.00	N/R	14,546
	ParcelSeries 2007-1, RMKT, 6.650%, 5/01/40
350	Tolomato Community Development District, Florida, Special Assessment Bonds, Refunding Series	5/18 at 100.00	N/R	278,754
	2015-1, 0.000%, 5/01/40 (9)
215	Tolomato Community Development District, Florida, Special Assessment Bonds, Refunding Series	5/18 at 100.00	N/R	140,883
	2015-2, 0.000%, 5/01/40 (9)
235	Tolomato Community Development District, Florida, Special Assessment Bonds, Refunding Series	5/18 at 100.00	N/R	2
	2015-3, 6.610%, 5/01/40 (9)
750	Tolomato Community Development District, Florida, Special Assessment Bonds, Series 2006,	7/18 at 100.00	N/R	750,758
	5.400%, 5/01/37
1,080	Venetian Community Development District, Sarasota County, Florida, Capital Improvement Revenue	5/22 at 100.00	N/R	1,114,322
	Bonds, Series 2012-A2, 5.500%, 5/01/34
20,705	Total Florida			20,902,950
	Georgia – 4.3%
12,000	Atlanta, Georgia, Airport General Revenue Bonds, Series 2010C, 5.250%, 1/01/30 (UB)	1/21 at 100.00	AA	12,944,760
590	Atlanta, Georgia, Tax Allocation Bonds, Beltline Project Series 2008A Remarketed, 7.500%,	1/19 at 100.00	A2 (5)	611,193
	1/01/31 (Pre-refunded 1/01/19)
300	Atlanta, Georgia, Tax Allocation Bonds, Beltline Project Series 2008B Remarketed, 6.750%,	1/19 at 100.00	A2 (5)	309,300
	1/01/20 (Pre-refunded 1/01/19)
1,250	Clayton County Development Authority, Georgia, Special Facilities Revenue Bonds, Delta Air	6/20 at 100.00	Baa3	1,402,500
	Lines, Inc. Project, Series 2009A, 8.750%, 6/01/29
90	Main Street Natural Gas Inc., Georgia, Gas Project Revenue Bonds, Series 2006B, 5.000%, 3/15/22	No Opt. Call	A	97,865
260	Main Street Natural Gas Inc., Georgia, Gas Project Revenue Bonds, Series 2007A, 5.500%, 9/15/26	No Opt. Call	A	306,101
14,490	Total Georgia			15,671,719
	Guam – 5.2%
1,760	Government of Guam, Business Privilege Tax Bonds, Series 2012B-1, 5.000%, 1/01/42	1/22 at 100.00	A	1,807,256
1,250	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds,	7/23 at 100.00	A–	1,358,488
	Series 2013, 5.500%, 7/01/43
	Guam Government, Limited Obligation Section 30 Revenue Bonds, Series 2016A:
2,500	5.000%, 12/01/28 (UB) (4)	12/26 at 100.00	BBB+	2,732,100
1,750	5.000%, 12/01/30 (UB) (4)	12/26 at 100.00	BBB+	1,897,158
2,500	5.000%, 12/01/32 (UB) (4)	12/26 at 100.00	BBB+	2,689,400
1,750	5.000%, 12/01/34 (UB) (4)	12/26 at 100.00	BBB+	1,868,125
6,000	5.000%, 12/01/46 (UB) (4)	12/26 at 100.00	BBB+	6,309,240
17,510	Total Guam			18,661,767
	Illinois – 20.2%
2,400	CenterPoint Intermodal Center Program Trust, Illinois, Class A Certificates, Series 2004,	12/22 at 100.00	N/R	2,418,552
	4.000%, 6/15/23, 144A (Mandatory put 12/15/22)
5,000	Chicago Board of Education, Illinois, Dedicated Capital Improvement Tax Revenue Bonds, Series	4/27 at 100.00	A	5,822,899
	2016, 6.000%, 4/01/46
2,255	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Project	12/24 at 100.00	BB–	2,277,370
	Series 2015C, 5.250%, 12/01/35

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois (continued)
$520	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Series	12/18 at 100.00	BB–	$521,248
	2008C, 5.000%, 12/01/28
1,335	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Series	12/26 at 100.00	B	1,510,059
	2016B, 6.500%, 12/01/46
	Chicago Board of Education, Illinois, Unlimited Tax General Obligation Bonds, Dedicated Tax
	Revenues, Series 1998B-1:
1,000	0.000%, 12/01/22 – NPFG Insured	No Opt. Call	Baa2	827,010
1,000	0.000%, 12/01/27 – NPFG Insured	No Opt. Call	Baa2	651,060
1,000	Chicago, Illinois, General Obligation Bonds, Neighborhoods Alive 21 Program, Series 2002B,	1/25 at 100.00	BBB+	1,061,100
	5.500%, 1/01/33
	Chicago, Illinois, General Obligation Bonds, Refunding Series 2012C:
320	5.000%, 1/01/23	1/22 at 100.00	BBB+	332,557
160	5.000%, 1/01/25	1/22 at 100.00	BBB+	165,394
	Chicago, Illinois, General Obligation Bonds, Refunding Series 2016C:
3,470	5.000%, 1/01/24	No Opt. Call	BBB+	3,678,408
350	5.000%, 1/01/29	1/26 at 100.00	BBB+	366,531
2,000	Grundy County School District 54 Morris, Illinois, General Obligation Bonds, Refunding Series	12/21 at 100.00	AA	2,231,740
	2005, 6.000%, 12/01/24 – AGM Insured
3,000	Illinois Finance Authority, Recovery Zone Facility Revenue Bonds, Navistar International	10/20 at 100.00	B+	3,187,920
	Corporation Project, Series 2010, 6.750%, 10/15/40
	Illinois Finance Authority, Revenue Bonds, Centegra Health System, Tender Option Bond
	Trust 2016-XF2339:
1,605	14.235%, 9/01/38, 144A (IF) (4)	9/22 at 100.00	BBB–	1,933,303
1,540	11.902%, 9/01/38, 144A (IF) (4)	9/22 at 100.00	BBB–	1,792,529
	Illinois Finance Authority, Revenue Bonds, Christian Homes Inc., Refunding Series 2010:
645	6.125%, 5/15/27	5/20 at 100.00	BBB–	683,332
355	6.125%, 5/15/27 (Pre-refunded 5/15/20)	5/20 at 100.00	N/R (5)	383,996
4,000	Illinois Finance Authority, Revenue Bonds, Illinois Institute of Technology, Refunding Series	7/18 at 100.00	Baa3	3,853,160
	2006A, 5.000%, 4/01/36
	Illinois Finance Authority, Revenue Bonds, Northwestern Memorial Healthcare, Tender Option
	Bond Trust 2015-XF0076:
690	12.867%, 8/15/37, 144A (IF)	8/22 at 100.00	AA+	918,431
150	12.867%, 8/15/37, 144A (IF)	8/22 at 100.00	AA+	194,649
1,975	Illinois Finance Authority, Revenue Bonds, Northwestern Memorial Hospital, Tender Option Bonds	8/19 at 100.00	AA+ (5)	2,498,336
	Trust 16-XL0021, 20.661%, 8/15/39, 144A (Pre-refunded 8/15/19) (IF) (4)
1,000	Illinois Finance Authority, Revenue Bonds, Palos Community Hospital, Series 2010C,	5/20 at 100.00	AA–	1,040,650
	5.125%, 5/15/35
	Illinois Finance Authority, Revenue Bonds, Resurrection Health Care Corporation, Refunding
	Series 2009:
35	6.125%, 5/15/25 (Pre-refunded 5/15/19)	5/19 at 100.00	N/R (5)	36,535
30	6.125%, 5/15/25 (Pre-refunded 5/15/19)	5/19 at 100.00	N/R (5)	31,301
935	6.125%, 5/15/25 (Pre-refunded 5/15/19)	5/19 at 100.00	BBB– (5)	975,532
500	Illinois Finance Authority, Revenue Bonds, Southern Illinois Healthcare Enterprises, Inc.,	3/20 at 100.00	AA (5)	529,610
	Series 2005 Remarketed, 5.250%, 3/01/30 (Pre-refunded 3/01/20) – AGM Insured
455	Illinois Finance Authority, Revenue Bonds, The Carle Foundation, Tender Option Bond Trust	8/21 at 100.00	AA	694,444
	2015-XF0121, 20.075%, 8/15/41, 144A – AGM Insured (IF) (4)
3,000	Illinois Sports Facility Authority, State Tax Supported Bonds, Series 2001, 0.000%, 6/15/23 –	No Opt. Call	BBB–	2,433,510
	AMBAC Insured

NEV	Nuveen Enhanced Municipal Value Fund
Portfolio of Investments (continued)
April 30, 2018 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois (continued)
$465	Illinois State, General Obligation Bonds, December Series 2017A, 5.000%, 12/01/28	12/27 at 100.00	BBB	$482,916
20,830	Illinois State, General Obligation Bonds, Series 2017D, 5.000%, 11/01/27 (UB) (4)	No Opt. Call	BBB	21,725,898
5,000	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion	No Opt. Call	Baa2	2,971,150
	Project, Series 2002A, 0.000%, 12/15/29 – NPFG Insured
1,000	Railsplitter Tobacco Settlement Authority, Illinois, Tobacco Settlement Revenue Bonds, Series	6/21 at 100.00	N/R (5)	1,115,410
	2010, 6.000%, 6/01/28 (Pre-refunded 6/01/21)
1,000	Springfield, Sangamon County, Illinois, Special Service Area, Legacy Pointe, Special	3/19 at 100.00	N/R	1,011,870
	Assessment Bonds, Series 2009, 7.875%, 3/01/32
2,500	Wauconda, Illinois, Special Service Area 1 Special Tax Bonds, Liberty Lake Project, Refunding	3/25 at 100.00	AA	2,697,600
	Series 2015, 5.000%, 3/01/33 – BAM Insured
71,520	Total Illinois			73,056,010
	Indiana – 1.5%
1,395	Indiana Finance Authority, Educational Facilities Revenue Bonds, Drexel Foundation For	10/19 at 100.00	B	1,408,253
	Educational Excellence, Inc., Series 2009A, 6.625%, 10/01/29
1,500	Indiana Finance Authority, Private Activity Bonds, Ohio River Bridges East End Crossing	7/23 at 100.00	A–	1,613,460
	Project, Series 2013A, 5.000%, 7/01/35 (Alternative Minimum Tax)
2,000	Vigo County Hospital Authority, Indiana, Hospital Revenue Bonds, Union Hospital, Inc., Series	9/21 at 100.00	N/R (5)	2,355,200
	2011, 7.750%, 9/01/31 (Pre-refunded 9/01/21)
4,895	Total Indiana			5,376,913
	Iowa – 0.3%
155	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company	12/23 at 100.00	B	165,159
	Project, Series 2013, 5.250%, 12/01/25
995	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company	12/22 at 103.00	B	1,045,447
	Project, Series 2018A, 5.250%, 12/01/50 (Mandatory put 12/01/22)
1,150	Total Iowa			1,210,606
	Kansas – 2.3%
3,000	Kansas Development Finance Authority, Revenue Bonds, Lifespace Communities, Inc., Refunding	5/20 at 100.00	A	3,123,660
	Series 2010S, 5.000%, 5/15/30
845	Overland Park Development Corporation, Kansas, Second Tier Revenue Bonds, Overland Park	7/18 at 100.00	BB+	846,301
	Convention Center, Series 2007B, 5.125%, 1/01/22 – AMBAC Insured
3,565	Overland Park, Kansas, Sales Tax Special Obligation Revenue Bonds, Prairiefire at Lionsgate	12/22 at 100.00	N/R	3,057,914
	Project, Series 2012, 6.000%, 12/15/32
1,130	Washburn University of Topeka, Kansas, Revenue Bonds, Series 2015A, 5.000%, 7/01/35	7/25 at 100.00	A1	1,263,080
8,540	Total Kansas			8,290,955
	Kentucky – 0.3%
1,000	Hardin County, Kentucky, Hospital Revenue Bonds, Hardin Memorial Hospital Project, Series	8/23 at 100.00	AA	1,115,730
	2013, 5.700%, 8/01/39 – AGM Insured
	Louisiana – 3.9%
1,215	Louisiana Local Government Environmental Facilities and Community Development Authority,	10/25 at 100.00	AA	1,351,517
	Revenue Bonds, Louisiana Tech University Student Housing & Recreational Facilities/Innovative
	Student Facilities Inc. Project, Refunding Series 2015, 5.000%, 10/01/33
2,000	Louisiana Public Facilities Authority, Hospital Revenue and Refunding Bonds, Lafayette General	5/20 at 100.00	A–	2,105,780
	Medical Center Project, Series 2010, 5.500%, 11/01/40
1,000	Louisiana Public Facilities Authority, Lease Revenue Bonds, Provident Group-Flagship	7/26 at 100.00	A	1,071,170
	Properties LLC – Louisiana State University Nicolson Gateway Project, Series 2016A,
	5.000%, 7/01/56

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Louisiana (continued)
$3,305	Louisiana Public Facilities Authority, Revenue Bonds, Cleco Power LLC Project, Series 2008,	5/23 at 100.00	A3	$3,400,911
	4.250%, 12/01/38
2,525	Louisiana Public Facilities Authority, Revenue Bonds, Lake Charles Charter Academy Foundation	12/21 at 100.00	N/R	2,718,365
	Project, Series 2011A, 7.750%, 12/15/31
985	Louisiana Public Facilities Authority, Revenue Bonds, Loyola University Project, Refunding	10/21 at 100.00	Aaa	1,088,395
	Series 2011, 5.250%, 10/01/28 (Pre-refunded 10/01/21)
1,165	Louisiana State, Gasoline and Fuels Tax Revenue Bonds, Tender Option Bond Trust 2016-XG0035,	5/20 at 100.00	AA (5)	1,440,977
	12.984%, 5/01/39, 144A (Pre-refunded 5/01/20) (IF)
1,000	New Orleans Aviation Board, Louisiana, General Airport Revenue Bonds, North Terminal Project,	1/27 at 100.00	A–	1,093,240
	Series 2017B, 5.000%, 1/01/48 (Alternative Minimum Tax)
13,195	Total Louisiana			14,270,355
	Massachusetts – 1.0%
800	Massachusetts Development Finance Agency, Revenue Bonds, Merrimack College, Series 2017,	7/26 at 100.00	BBB–	859,248
	5.000%, 7/01/47
1,620	Massachusetts Educational Financing Authority, Education Loan Revenue Bonds Issue K Series	7/22 at 100.00	AA	1,703,057
	2013, 5.000%, 7/01/25 (Alternative Minimum Tax)
625	Massachusetts Educational Financing Authority, Student Loan Revenue Bonds, Issue I Series	1/20 at 100.00	AA	653,575
	2010A, 5.500%, 1/01/22
400	Massachusetts Housing Finance Agency, Housing Bonds, Series 2010C, 5.000%, 12/01/30	6/20 at 100.00	AA	406,608
	(Alternative Minimum Tax)
3,445	Total Massachusetts			3,622,488
	Michigan – 0.6%
10	Detroit, Michigan, Water Supply System Senior Lien Revenue Bonds, Series 2003A, 5.000%,	7/18 at 100.00	A	10,023
	7/01/34 – NPFG Insured
2,100	Michigan State Hospital Finance Authority, Hospital Revenue Bonds, Henry Ford Health System,	11/19 at 100.00	A3 (5)	2,220,498
	Refunding Series 2009, 5.750%, 11/15/39 (Pre-refunded 11/15/19)
2,110	Total Michigan			2,230,521
	Mississippi – 0.1%
310	Mississippi Business Finance Corporation, Pollution Control Revenue Refunding Bonds, System	10/18 at 100.00	BBB+	310,676
	Energy Resources Inc. Project, Series 1998, 5.875%, 4/01/22
	Missouri – 0.4%
1,365	Branson Industrial Development Authority, Missouri, Tax Increment Revenue Bonds, Branson	11/25 at 100.00	N/R	1,360,059
	Shoppes Redevelopment Project, Refunding Series 2017A, 3.900%, 11/01/29
55	Cape Girardeau County Industrial Development Authority, Missouri, Health Facilities Revenue	3/27 at 100.00	BBB–	58,844
	Bonds, Southeasthealth, Series 2017A, 5.000%, 3/01/36
1,420	Total Missouri			1,418,903
	Nevada – 1.1%
2,000	Clark County, Nevada, Passenger Facility Charge Revenue Bonds, Las Vegas-McCarran	1/20 at 100.00	Aa3	2,090,940
	International Airport, Series 2010A, 5.000%, 7/01/30
1,670	Las Vegas, Nevada, General Obligation Bonds, Tender Option Bond Trust 2016-XF2312, 24.248%,	4/19 at 100.00	AA (5)	2,046,952
	4/01/39, 144A (Pre-refunded 4/01/19) (IF) (4)
3,670	Total Nevada			4,137,892

NEV	Nuveen Enhanced Municipal Value Fund
Portfolio of Investments (continued)
April 30, 2018 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	New Jersey – 4.4%
	New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental
	Airlines Inc., Series 1999:
$1,000	5.125%, 9/15/23 (Alternative Minimum Tax)	9/18 at 100.00	BB	$1,080,630
1,650	5.250%, 9/15/29 (Alternative Minimum Tax)	8/22 at 101.00	BB	1,792,247
795	New Jersey Economic Development Authority, School Facilities Construction Financing Program	6/25 at 100.00	A–	848,893
	Bonds, Series 2015WW, 5.250%, 6/15/40 (UB) (4)
2,155	New Jersey Economic Development Authority, Special Facility Revenue Bonds, Port Newark	10/27 at 100.00	Ba1	2,322,594
	Container Terminal LLC Project, Refunding Series 2017, 5.000%, 10/01/37 (Alternative
	Minimum Tax)
930	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Series 2010-1A,	12/19 at 100.00	Aaa	965,768
	5.000%, 12/01/26
20,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2006C,	No Opt. Call	A–	8,269,400
	0.000%, 12/15/36 – AMBAC Insured (UB) (4)
755	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds,	6/28 at 100.00	BBB	794,049
	Series 2018B, 5.000%, 6/01/46
27,285	Total New Jersey			16,073,581
	New York – 4.6%
	Brooklyn Arena Local Development Corporation, New York, Payment in Lieu of Taxes Revenue
	Bonds, Barclays Center Project, Series 2009:
1,100	6.000%, 7/15/30 (Pre-refunded 1/15/20)	1/20 at 100.00	AA+ (5)	1,175,757
1,225	6.250%, 7/15/40 (Pre-refunded 1/15/20)	1/20 at 100.00	AA+ (5)	1,314,474
2,500	6.375%, 7/15/43 (Pre-refunded 1/15/20)	1/20 at 100.00	AA+ (5)	2,687,800
1,000	Monroe County Industrial Development Corporation, New York, Revenue Bonds, St. John Fisher	6/21 at 100.00	A–	1,103,440
	College, Series 2011, 6.000%, 6/01/34
1,000	New York City Industrial Development Agency, New York, PILOT Revenue Bonds, Queens Baseball	7/18 at 100.00	BBB	1,014,420
	Stadium Project, Series 2006, 5.000%, 1/01/46 – AMBAC Insured
500	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 3 World Trade	11/24 at 100.00	N/R	544,935
	Center Project, Class 2 Series 2014, 5.150%, 11/15/34, 144A
	New York Transportation Development Corporation, Special Facilities Bonds, LaGuardia Airport
	Terminal B Redevelopment Project, Series 2016A:
4,000	4.000%, 7/01/33 (Alternative Minimum Tax)	7/24 at 100.00	BBB	4,041,240
2,105	5.000%, 7/01/46 (Alternative Minimum Tax)	7/24 at 100.00	BBB	2,255,697
265	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air	12/20 at 100.00	Baa1	289,982
	Terminal LLC Project, Eighth Series 2010, 6.000%, 12/01/42
2,150	TSASC Inc., New York, Tobacco Asset-Backed Bonds, Series 2006, 5.000%, 6/01/48	6/27 at 100.00	N/R	2,159,417
15,845	Total New York			16,587,162
	Ohio – 9.3%
	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue
	Bonds, Senior Lien, Series 2007A-2:
6,000	5.750%, 6/01/34	6/18 at 100.00	B–	5,964,839
6,500	5.875%, 6/01/47	6/18 at 100.00	B–	6,499,994
760	Franklin County, Ohio, Healthcare Facilities Revenue Bonds, Ohio Presbyterian Retirement	7/20 at 100.00	N/R	799,664
	Services, Improvement Series 2010A, 5.625%, 7/01/26
10,000	Franklin County, Ohio, Hospital Facilities Revenue Bonds, OhioHealth Corporation, Series 2015,	5/25 at 100.00	AA+	11,119,200
	5.000%, 5/15/40 (UB)
3,000	Lucas County, Ohio, Hospital Revenue Bonds, ProMedica Healthcare Obligated Group, Series	11/21 at 100.00	A+ (5)	3,364,740
	2011A, 5.750%, 11/15/31 (Pre-refunded 11/15/21)
1,000	Montgomery County, Ohio, Health Care and Multifamily Housing Revenue Bonds, Saint Leonard,	4/20 at 100.00	BBB–	1,061,900
	Refunding & improvement Series 2010, 6.375%, 4/01/30

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Ohio (continued)
	Montgomery County, Ohio, Revenue Bonds, Catholic Health Initiatives, Tender Option Bond Trust
	2016-XF2311:
$1,090	19.172%, 5/01/34, 144A (IF) (4)	5/19 at 100.00	BBB+	$1,289,492
580	19.172%, 5/01/34, 144A (Pre-refunded 5/01/19) (IF) (4)	5/19 at 100.00	N/R (5)	686,152
6,000	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy	No Opt. Call	N/R	2,775,000
	Generation Project, Refunding Series 2006A, 3.750%, 12/01/23 (Mandatory put 12/03/18) (9)
34,930	Total Ohio			33,560,981
	Pennsylvania – 8.8%
1,234	Aliquippa Municipal Water Authority, Pennsylvania, Water and Sewer Revenue Bonds, Subordinated	5/18 at 103.00	N/R (5)	1,272,393
	Series 2013, 5.000%, 5/15/26 (Pre-refunded 5/15/18)
1,390	Allegheny Country Industrial Development Authority, Pennsylvania, Environmental Improvement	11/19 at 100.00	BB–	1,425,876
	Revenue Bonds, United States Steel Corporation Project, Refunding Series 2009, 6.750%, 11/01/24
1,500	Allegheny Country Industrial Development Authority, Pennsylvania, Environmental Improvement	12/21 at 100.00	BB–	1,554,900
	Revenue Bonds, United States Steel Corporation Project, Refunding Series 2011, 6.550%, 12/01/27
1,335	Allegheny County Hospital Development Authority, Pennsylvania, Revenue Bonds, Ohio Valley	7/18 at 100.00	Caa1	1,227,840
	General Hospital, Series 2005A, 5.125%, 4/01/35
530	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue	No Opt. Call	N/R	507,475
	Refunding Bonds, FirstEnergy Generation Project, Series 2008B, 4.250%, 10/01/47 (Mandatory
	put 4/01/21) (9)
2,000	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue	No Opt. Call	N/R	925,000
	Refunding Bonds, FirstEnergy Nuclear Generation Project, Series 2006B, 3.500%, 12/01/35
	(Mandatory put 6/01/20) (9)
	Commonwealth Financing Authority, Pennsylvania, State Appropriation Lease Bonds, Master
	Settlement, Series 2018:
4,000	5.000%, 6/01/32 (UB) (4)	6/28 at 100.00	A+	4,502,240
2,260	5.000%, 6/01/33 (UB) (4)	6/28 at 100.00	A+	2,533,573
1,275	5.000%, 6/01/34 (UB) (4)	6/28 at 100.00	A+	1,420,184
	Cumberland County Municipal Authority Revenue Bonds, Pennsylvania, Diakon Lutheran Social
	Ministries Project, Series 2009:
150	6.125%, 1/01/29	1/19 at 100.00	BBB+	153,482
1,350	6.125%, 1/01/29 (Pre-refunded 1/01/19)	1/19 at 100.00	N/R (5)	1,388,138
2,000	Luzerne County Industrial Development Authority, Pennsylvania, Guaranteed Lease Revenue Bonds,	12/19 at 100.00	N/R (5)	2,180,600
	Series 2009, 7.750%, 12/15/27 (Pre-refunded 12/15/19)
1,080	Montgomery County Industrial Development Authority, Pennsylvania, FHA Insured Mortgage	8/20 at 100.00	N/R (5)	1,366,222
	Revenue Bonds, New Regional Medical Center Project, Tender Option Bond Trust 2017-XF2454,
	12.890%, 8/01/24, 144A (Pre-refunded 8/01/20) (IF) (4)
1,000	Pennsylvania Economic Development Financing Authority, Sewage Sludge Disposal Revenue Bonds,	1/20 at 100.00	BBB+	1,052,480
	Philadelphia Biosolids Facility Project, Series 2009, 6.250%, 1/01/32
1,000	Pennsylvania Economic Development Financing Authority, Solid Waste Disposal Revenue Bonds,	6/18 at 100.00	BB+	1,001,960
	USG Corporation Project, Series 1999, 6.000%, 6/01/31 (Alternative Minimum Tax)
1,200	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Edinboro University	7/20 at 100.00	N/R (5)	1,294,464
	Foundation Student Housing Project, Series 2010, 5.800%, 7/01/30 (Pre-refunded 7/01/20)
130	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, University Properties	7/26 at 100.00	Baa3	139,721
	Inc. Student Housing Project at East Stroudsburg University of Pennsylvania, Series 2016A,
	5.000%, 7/01/31
1,000	Pennsylvania Public School Building Authority, Lease Revenue Bonds, School District of	No Opt. Call	AA	1,138,310
	Philadelphia, Series 2006B, 5.000%, 6/01/27 – AGM Insured
	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Capital Appreciation Series 2009E:
3,530	6.000%, 12/01/30	12/27 at 100.00	A–	4,359,621
2,000	6.375%, 12/01/38	12/27 at 100.00	A–	2,473,740
29,964	Total Pennsylvania			31,918,219

NEV	Nuveen Enhanced Municipal Value Fund
Portfolio of Investments (continued)
April 30, 2018 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Puerto Rico – 0.7%
$1,500	Puerto Rico Housing Finance Authority, Subordinate Lien Capital Fund Program Revenue Bonds,	12/18 at 100.00	A+	$1,523,835
	Modernization Series 2008, 5.125%, 12/01/27
1,000	Puerto Rico Infrastructure Financing Authority, Special Tax Revenue Bonds, Refunding Series	No Opt. Call	C	1,038,970
	2005C, 5.500%, 7/01/26 – AMBAC Insured
2,500	Total Puerto Rico			2,562,805
	South Carolina – 2.3%
7,500	South Carolina Public Service Authority, Electric System Revenue Bonds, Santee Cooper,	12/26 at 100.00	A+	8,193,675
	Federally Taxable Build America Series 2016B, 5.000%, 12/01/41 (UB)
	Tennessee – 0.1%
155	The Tennessee Energy Acquisition Corporation, Gas Revenue Bonds, Series 2006C, 5.000%, 2/01/24	No Opt. Call	A	172,371
	Texas – 3.2%
80	Arlington Higher Education Finance Corporation, Texas, Education Revenue Bonds, Leadership	6/21 at 100.00	BB	78,690
	Prep School, Series 2016A, 5.000%, 6/15/46
3,500	Brazos River Authority, Texas, Pollution Control Revenue Refunding Bonds, TXU Electric	7/18 at 100.00	N/R	35
	Company, Series 2001D, 8.250%, 5/01/33 (Alternative Minimum Tax) (9)
2,095	Central Texas Regional Mobility Authority, Revenue Bonds, Refunding Subordinate Lien Series	1/26 at 100.00	BBB	2,283,948
	2016, 5.000%, 1/01/35
150	Fort Bend County Industrial Development Corporation, Texas, Revenue Bonds, NRG Energy Inc.	11/22 at 100.00	Baa3	153,164
	Project, Series 2012B, 4.750%, 11/01/42
250	Mission Economic Development Corporation, Texas, Revenue Bonds, Natgasoline Project, Series	10/18 at 103.00	BB–	259,543
	2016B, 5.750%, 10/01/31 (Alternative Minimum Tax), 144A
825	New Hope Cultural Education Facilities Finance Corporation, Texas, Student Housing Revenue	7/25 at 100.00	B1	681,632
	Bonds, NCCD – College Station Properties LLC – Texas A&M University Project, Series 2015A,
	5.000%, 7/01/47
1,800	North Texas Tollway Authority, Special Projects System Revenue Bonds, Tender Option Bond Trust	9/21 at 100.00	N/R (5)	2,766,834
	2016-XF2220, 17.761%, 9/01/41, 144A (Pre-refunded 9/01/21) (IF)
1,000	Red River Health Facilities Development Corporation, Texas, First Mortgage Revenue Bonds, Eden	12/21 at 100.00	N/R	580,000
	Home Inc., Series 2012, 7.250%, 12/15/47 (9)
455	Texas Municipal Gas Acquisition and Supply Corporation I, Gas Supply Revenue Bonds, Senior	No Opt. Call	A–	529,989
	Lien Series 2008D, 6.250%, 12/15/26
	Texas Private Activity Bond Surface Transportation Corporation, Senior Lien Revenue Bonds,
	Blueridge Transportation Group, LLC SH 288 Toll Lanes Project, Series 2016:
1,275	5.000%, 12/31/50 (Alternative Minimum Tax)	12/25 at 100.00	Baa3	1,374,080
805	5.000%, 12/31/55 (Alternative Minimum Tax)	12/25 at 100.00	Baa3	865,890
810	Texas Private Activity Bond Surface Transportation Corporation, Revenue Bonds, NTE Mobility	12/19 at 100.00	Baa2	871,228
	Partners LLC North Tarrant Express Managed Lanes Project, Senior Lien Series 2009,
	6.875%, 12/31/39
1,000	Texas Private Activity Bond Surface Transportation Corporation, Senior Lien Revenue Bonds, LBJ	6/20 at 100.00	Baa3	1,100,050
	Infrastructure Group LLC IH-635 Managed Lanes Project, Series 2010, 7.000%, 6/30/34
14,045	Total Texas			11,545,083

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Utah – 0.3%
$1,000	Utah State Charter School Finance Authority, Charter School Revenue Bonds, Paradigm High	7/20 at 100.00	BB	$1,034,960
	School, Series 2010A, 6.250%, 7/15/30
	Vermont – 0.8%
	Vermont Educational and Health Buildings Financing Agency, Revenue Bonds, Vermont Law School
	Project, Series 2011A:
1,000	6.125%, 1/01/28 (Pre-refunded 1/01/21)	1/21 at 100.00	N/R (5)	1,100,980
1,760	6.250%, 1/01/33 (Pre-refunded 1/01/21)	1/21 at 100.00	N/R (5)	1,943,374
2,760	Total Vermont			3,044,354
	Virginia – 1.2%
2,000	Tobacco Settlement Financing Corporation of Virginia, Tobacco Settlement Asset Backed Bonds,	6/18 at 100.00	B–	1,980,000
	Series 2007B1, 5.000%, 6/01/47
1,155	Virginia Small Business Financing Authority, Private Activity Revenue Bonds, Transform 66 P3	6/27 at 100.00	BBB	1,241,879
	Project, Senior Lien Series 2017, 5.000%, 12/31/56 (Alternative Minimum Tax)
1,010	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, Elizabeth River	7/22 at 100.00	BBB	1,099,425
	Crossing, Opco LLC Project, Series 2012, 5.500%, 1/01/42 (Alternative Minimum Tax)
4,165	Total Virginia			4,321,304
	Washington – 4.3%
5,000	Port of Seattle, Washington, Revenue Bonds, Series 2016B, 5.000%, 10/01/31 (Alternative	4/26 at 100.00	Aa2	5,635,850
	Minimum Tax) (UB)
3,155	Skagit County Public Hospital District 1, Washington, Revenue Bonds, Skagit Valley Hospital,	12/26 at 100.00	Baa2	3,512,966
	Refunding & Improvement Series 2016, 5.000%, 12/01/27
190	Tacoma Consolidated Local Improvement District 65, Washington, Special Assessment Bonds,	4/19 at 100.00	N/R	190,585
	Series 2013, 5.750%, 4/01/43
2,000	Washington Health Care Facilities Authority, Revenue Bonds, Fred Hutchinson Cancer Research	1/21 at 100.00	A	2,123,820
	Center, Series 2011A, 5.375%, 1/01/31
2,000	Washington State Health Care Facilities Authority, Revenue Bonds, Fred Hutchinson Cancer	7/19 at 100.00	A (5)	2,092,700
	Research Center, Series 2009A, 6.000%, 1/01/33 (Pre-refunded 7/01/19)
2,000	Washington State Higher Education Facilities Authority, Revenue Bonds, Whitworth University,	10/19 at 100.00	Baa1 (5)	2,101,120
	Series 2009, 5.625%, 10/01/40 (Pre-refunded 10/01/19)
14,345	Total Washington			15,657,041
	West Virginia – 0.2%
750	West Virginia Hospital Finance Authority, Hospital Revenue Bonds, Thomas Health System, Inc.,	10/18 at 100.00	N/R	755,558
	Series 2008, 6.500%, 10/01/38
	Wisconsin – 10.6%
3,500	Oneida Tribe of Indians of Wisconsin, Retail Sales Revenue Bonds, Series 2011, 6.500%,	2/19 at 102.00	BBB+	3,668,315
	2/01/31, 144A
25	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, Corvian Community School	6/24 at 100.00	N/R	25,038
	Bonds, North Carolina, Series 2017A, 5.000%, 6/15/37, 144A
170	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, North Carolina Charter	6/26 at 100.00	N/R	159,021
	Educational Foundation Project, Series 2016A, 5.000%, 6/15/36, 144A
2,905	Public Finance Authority of Wisconsin, Student Housing Revenue Bonds, Collegiate Housing	7/25 at 100.00	BBB–	3,063,874
	Foundation – Cullowhee LLC – Western California University Project, Series 2015A,
	5.000%, 7/01/35
160	Public Finance Authority, Wisconsin, Revenue Bonds, Prime Healthcare Foundation, Inc., Series	12/27 at 100.00	N/R	161,920
	2017A, 5.200%, 12/01/37

NEV	Nuveen Enhanced Municipal Value Fund
Portfolio of Investments (continued)
April 30, 2018 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Wisconsin (continued)
	Public Finance Authority of Wisconsin, Conference Center and Hotel Revenue Bonds, Lombard
	Public Facilities Corporation, Second Tier Series 2018B:
$69	0.000%, 1/01/46, 144A	3/28 at 49.42	N/R	$2,089
68	0.000%, 1/01/47, 144A	3/28 at 47.50	N/R	2,058
68	0.000%, 1/01/48, 144A	3/28 at 45.66	N/R	2,042
67	0.000%, 1/01/49, 144A	3/28 at 43.89	N/R	2,025
66	0.000%, 1/01/50, 144A	3/28 at 42.18	N/R	1,994
73	0.000%, 1/01/51, 144A	3/28 at 40.54	N/R	2,183
1,896	3.750%, 7/01/51, 144A	3/28 at 100.00	N/R	1,881,783
72	0.000%, 1/01/52, 144A	3/28 at 38.97	N/R	2,167
71	0.000%, 1/01/53, 144A	3/28 at 37.46	N/R	2,136
71	0.000%, 1/01/54, 144A	3/28 at 36.00	N/R	2,120
70	0.000%, 1/01/55, 144A	3/28 at 34.60	N/R	2,089
69	0.000%, 1/01/56, 144A	3/28 at 33.26	N/R	2,059
68	0.000%, 1/01/57, 144A	3/28 at 31.97	N/R	2,043
67	0.000%, 1/01/58, 144A	3/28 at 30.73	N/R	2,012
67	0.000%, 1/01/59, 144A	3/28 at 29.53	N/R	1,996
66	0.000%, 1/01/60, 144A	3/28 at 28.39	N/R	1,980
66	0.000%, 1/01/61, 144A	3/28 at 27.29	N/R	1,950
66	0.000%, 1/01/62, 144A	3/28 at 26.23	N/R	1,935
65	0.000%, 1/01/63, 144A	3/28 at 25.21	N/R	1,904
64	0.000%, 1/01/64, 144A	3/28 at 24.23	N/R	1,889
63	0.000%, 1/01/65, 144A	3/28 at 23.29	N/R	1,873
62	0.000%, 1/01/66, 144A	3/28 at 22.38	N/R	1,843
808	0.000%, 1/01/67, 144A	3/28 at 21.51	N/R	23,987
1,000	Wisconsin Center District, Dedicated Tax Revenue Bonds, Refunding Senior Series 2003A,	No Opt. Call	AA	639,470
	0.000%, 12/15/31
	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Ascension Health,
	Series 2016A:
10,000	5.000%, 11/15/35 (UB) (4)	5/26 at 100.00	AA+	11,334,700
5,000	5.000%, 11/15/36 (UB) (4)	5/26 at 100.00	AA+	5,659,750
3,000	5.000%, 11/15/39 (UB) (4)	5/26 at 100.00	AA+	3,384,480
1,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Beloit College, Series	6/20 at 100.00	Baa2 (5)	1,080,880
	2010A, 6.000%, 6/01/30 (Pre-refunded 6/01/20)
500	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Beloit Health System,	4/20 at 100.00	A–	517,035
	Inc., Series 2010B, 5.000%, 4/01/30
	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Froedtert Community
	Health, Inc. Obligated Group, Tender Option Bond Trust 2015-XF0118:
1,290	10.252%, 4/01/42, 144A (IF) (4)	10/22 at 100.00	AA–	1,352,152
1,000	15.237%, 4/01/34, 144A (Pre-refunded 4/01/19) (IF) (4)	4/19 at 100.00	AA– (5)	1,145,690
25	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Monroe Clinic Inc.,	8/25 at 100.00	A–	28,180
	Refunding Series 2016, 5.000%, 2/15/28
1,090	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Three Pillars Senior	8/23 at 100.00	A	1,167,684
	Living Communities, Refunding Series 2013, 5.000%, 8/15/43
2,500	Wisconsin State, General Fund Annual Appropriation Revenue Bonds, Tender Option Bond Trust	5/19 at 100.00	AA (5)	3,122,925
	2016-XL0020, 24.563%, 5/01/36, 144A (Pre-refunded 5/01/19) (IF) (4)
37,287	Total Wisconsin			38,459,271

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Wyoming – 0.7%
	Wyoming Community Development Authority, Student Housing Revenue Bonds, CHF-Wyoming, L.L.C. –
	University of Wyoming Project, Series 2011:
$710	6.250%, 7/01/31	7/21 at 100.00	BBB	$757,421
1,600	6.500%, 7/01/43	7/21 at 100.00	BBB	1,701,024
2,310	Total Wyoming			2,458,445
$424,376	Total Long-Term Investments (cost $409,713,118)			430,226,081
	Floating Rate Obligations – (22.3)%			(80,930,000)
	Other Assets Less Liabilities – 3.6%			13,041,085
	Net Assets – 100%			$362,337,166

(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)
Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(5)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(6)	Step-up coupon bond, a bond with a coupon that increases (“steps up”), usually at regular intervals, while the bond is outstanding. The rate shown is the coupon as of the end of the reporting period.
(7)	Variable rate security. The rate shown is the coupon as of end of the reporting period.
(8)
Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(9)
As of, or subsequent to, the end of the reporting period, this security is non-income producing. Non-income producing, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has ceased accruing additional income on the Fund’s records.

144A
Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

LIBOR	London Inter-Bank Offered Rate.
IF
Inverse floating rate security issued by a tender option bond (“TOB”) trust, the interest rate on which varies inversely with the Securities Industry Financial Markets Association (SIFMA) short-term rate, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust.

UB
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

Statement of Assets and Liabilities
April 30, 2018 (Unaudited)

	NUV	NUW	NMI	NEV
Assets
Long-term investments, at value (cost $1,983,182,610, $243,983,291,
$89,750,424 and $409,713,118, respectively)	$2,108,366,362	$264,070,805	$95,907,074	$430,226,081
Cash	—	—	100,653	7,181,632
Receivable for:
Interest	25,655,944	3,471,798	1,255,667	7,573,229
Investments sold	4,390,000	1,730,000	55,000	275,000
Shares sold	—	—	7,786	—
Deferred offering costs	—	—	106,789	—
Other assets	354,001	6,883	5,360	24,434
Total assets	2,138,766,307	269,279,486	97,438,329	445,280,376
Liabilities
Cash overdraft	558,199	48,724	—	—
Floating rate obligations	49,505,000	17,125,000	—	80,930,000
Payable for:
Dividends	5,735,849	876,650	312,240	1,610,745
Investments purchased	9,905,416	560,521	—	—
Accrued expenses:
Management fees	771,608	126,395	48,767	286,548
Directors/Trustees fees	329,503	2,050	789	21,598
Other	526,574	66,460	47,413	94,319
Total liabilities	67,332,149	18,805,800	409,209	82,943,210
Net assets	$2,071,434,158	$250,473,686	$97,029,120	$362,337,166
Shares outstanding	206,875,449	15,399,134	8,724,827	24,950,068
Net asset value (”NAV”) per share outstanding	$10.01	$16.27	$11.12	$14.52

Net assets consist of:
Shares, $0.01 par value per share	$2,068,754	$153,991	$87,248	$249,501
Paid-in surplus	1,956,383,687	227,923,703	90,272,424	366,211,930
Undistributed (Over-distribution of) net investment income	8,769,780	823,191	102,662	190,296
Accumulated net realized gain (loss)	(20,971,815)	1,485,287	410,136	(24,827,524)
Net unrealized appreciation (depreciation)	125,183,752	20,087,514	6,156,650	20,512,963
Net assets	$2,071,434,158	$250,473,686	$97,029,120	$362,337,166
Authorized shares	350,000,000	Unlimited	200,000,000	Unlimited

See accompanying notes to financial statements.

Statement of Operations
Six Months Ended April 30, 2018 (Unaudited)

	NUV	NUW	NMI	NEV
Investment Income	$45,004,381	$6,386,172	$2,314,385	$12,005,294
Expenses
Management fees	4,736,374	767,075	293,428	1,724,591
Interest expense	221,229	138,553	—	657,331
Custodian fees	104,304	16,252	12,118	28,225
Directors/Trustees fees	27,751	3,414	1,284	4,880
Professional fees	36,266	31,970	28,155	29,095
Shareholder reporting expenses	123,049	19,679	13,807	22,341
Shareholder servicing agent fees	265,544	115	4,030	133
Stock exchange listing fees	29,473	4,498	3,685	5,683
Investor relations expenses	77,892	9,531	4,259	13,421
Other	51,656	21,886	15,091	43,687
Total expenses	5,673,538	1,012,973	375,857	2,529,387
Net investment income (loss)	39,330,843	5,373,199	1,938,528	9,475,907
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	3,367,970	1,486,096	410,136	45,535
Change in net unrealized appreciation (depreciation) of investments	(59,211,558)	(9,577,779)	(2,535,855)	(12,174,985)
Net realized and unrealized gain (loss)	(55,843,588)	(8,091,683)	(2,125,719)	(12,129,450)
Net increase (decrease) in net assets from operations	$(16,512,745)	$(2,718,484)	$(187,191)	$(2,653,543)

See accompanying notes to financial statements.

Statement of Changes in Net Assets
(Unaudited)

	NUV		NUW
	Six Months		Six Months
	Ended	Year Ended	Ended	Year Ended
	4/30/18	10/31/17	4/30/18	10/31/17
Operations
Net investment income (loss)	$39,330,843	$81,826,781	$5,373,199	$10,937,076
Net realized gain (loss) from investments	3,367,970	13,722,721	1,486,096	3,268,315
Change in net unrealized appreciation (depreciation) of investments	(59,211,558)	(34,810,434)	(9,577,779)	(6,871,435)
Net increase (decrease) in net assets from operations	(16,512,745)	60,739,068	(2,718,484)	7,333,956
Distributions to Shareholders
From net investment income	(42,099,157)	(81,136,569)	(5,794,153)	(10,614,955)
From accumulated net realized gains	—	—	(2,745,797)	—
Decrease in net assets from distributions to shareholders	(42,099,157)	(81,136,569)	(8,539,950)	(10,614,955)
Capital Share Transactions
Proceeds from shelf offering, net of offering costs	—	—	5,126,753	11,730,314
Net proceeds from shares issued to shareholders due to
reinvestment of distributions	—	—	324,271	437,916
Net increase (decrease) in net assets from capital share transactions	—	—	5,451,024	12,168,230
Net increase (decrease) in net assets	(58,611,902)	(20,397,501)	(5,807,410)	8,887,231
Net assets at the beginning of period	2,130,046,060	2,150,443,561	256,281,096	247,393,865
Net assets at the end of period	$2,071,434,158	$2,130,046,060	$250,473,686	$256,281,096
Undistributed (Over-distribution of)
net investment income at the end of period	$8,769,780	$11,538,094	$823,191	$1,244,145

See accompanying notes to financial statements.

	NMI		NEV
	Six Months		Six Months
	Ended	Year Ended	Ended	Year Ended
	4/30/18	10/31/17	4/30/18	10/31/17
Operations
Net investment income (loss)	$1,938,528	$4,016,128	$9,475,907	$20,371,268
Net realized gain (loss) from investments	410,136	188,720	45,535	302,118
Change in net unrealized appreciation (depreciation) of investments	(2,535,855)	(2,134,044)	(12,174,985)	(13,926,077)
Net increase (decrease) in net assets from operations	(187,191)	2,070,804	(2,653,543)	6,747,309
Distributions to Shareholders
From net investment income	(2,049,209)	(4,094,716)	(10,089,808)	(20,501,471)
From accumulated net realized gains	—	—	—	—
Decrease in net assets from distributions to shareholders	(2,049,209)	(4,094,716)	(10,089,808)	(20,501,471)
Capital Share Transactions
Proceeds from shelf offering, net of offering costs	2,057,767	2,442,544	—	—
Net proceeds from shares issued to shareholders due to
reinvestment of distributions	69,756	187,363	—	—
Net increase (decrease) in net assets from capital share transactions	2,127,523	2,629,907	—	—
Net increase (decrease) in net assets	(108,877)	605,995	(12,743,351)	(13,754,162)
Net assets at the beginning of period	97,137,997	96,532,002	375,080,517	388,834,679
Net assets at the end of period	$97,029,120	$97,137,997	$362,337,166	$375,080,517
Undistributed (Over-distribution of)
net investment income at the end of period	$102,662	$213,343	$190,296	$804,197

See accompanying notes to financial statements.

Statement of Cash Flows
Six Months Ended April 30, 2018 (Unaudited)

NEV
Cash Flows from Operating Activities:
Net Increase (Decrease) in Net Assets from Operations	$(2,653,543)
Adjustments to reconcile the net increase (decrease) in net assets from operations to net cash provided by (used in) operating activities:
Purchases of investments	(60,113,182)
Proceeds from sales and maturities of investments	30,921,104
Proceeds from (Purchases of) short-term investments, net	2,819,594
Amortization (Accretion) of premiums and discounts, net	698,941
(Increase) Decrease in:
Receivable for interest	123,037
Receivable for investments sold	540,473
Other assets	887
Increase (Decrease) in:
Accrued management fees	(499)
Accrued Director/Trustees fees	(585)
Accrued other expenses	9,504
Net realized (gain) loss from investments	(45,535)
Change in net unrealized (appreciation) depreciation of investments	12,174,985
Net cash provided by (used in) operating activities	(15,524,819)
Cash Flows from Financing Activities:
Increase (Decrease) in floating rate obligations	32,385,000
Cash distributions paid to shareholders	(10,159,317)
Net cash provided by (used in) financing activities	22,225,683
Net Increase (Decrease) in Cash	6,700,864
Cash at the beginning of period	480,768
Cash at the end of period	$7,181,632

Supplemental Disclosures of Cash Flow Information	NEV
Cash paid for interest	$657,331

See accompanying notes to financial statements.

THIS PAGE INTENTIONALLY LEFT BLANK

Financial Highlights (Unaudited)

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
									Premium
									from
						From			Shares
		Net	Net		From	Accumu-			Sold
		Investment	Realized/		Net	lated Net		Shelf	through			Ending
	Beginning	Income	Unrealized		Investment	Realized		Offering	Shelf		Ending	Share
	NAV	(Loss)	Gain (Loss)	Total	Income	Gains	Total	Costs	Offering		NAV	Price

NUV
Year Ended 10/31:
2018(d)	$10.30	$0.19	$(0.28)	$(0.09)	$(0.20)	$—	$(0.20)	$—	$—		$10.01	$9.52
2017	10.39	0.40	(0.10)	0.30	(0.39)	—	(0.39)	—	—		10.30	10.12
2016	10.20	0.40	0.18	0.58	(0.39)	—	(0.39)	—	—	*	10.39	9.98
2015	10.21	0.42	(0.03)	0.39	(0.40)	—	(0.40)	—	—		10.20	10.07
2014	9.61	0.43	0.61	1.04	(0.44)	—	(0.44)	—	—		10.21	9.64
2013	10.31	0.44	(0.70)	(0.26)	(0.45)	—	(0.45)	—	0.01		9.61	9.05

NUW
Year Ended 10/31:
2018(d)	16.99	0.35	(0.52)	(0.17)	(0.38)	(0.18)	(0.56)	—	0.01		16.27	15.76
2017	17.22	0.75	(0.26)	0.49	(0.73)	—	(0.73)	(0.01)	0.02		16.99	17.17
2016	17.17	0.76	0.06	0.82	(0.79)	—	(0.79)	(0.01)	0.03		17.22	16.96
2015	17.19	0.80	(0.04)	0.76	(0.79)	—	(0.79)	—	0.01		17.17	17.22
2014	16.35	0.82	0.92	1.74	(0.81)	(0.09)	(0.90)	—	—		17.19	16.89
2013	17.78	0.85	(1.48)	(0.63)	(0.80)	(0.01)	(0.81)	— *	0.01		16.35	15.23

(a)
Total Return Based on NAV is the combination of changes in NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.
Total Return Based on Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

		Ratios/Supplemental Data
Total Returns			Ratios to Average Net Assets

	Based	Ending
Based	on	Net			Net		Portfolio
on	Share	Assets			Investment		Turnover
NAV(a)	Price(a)	(000)	Expenses(b)		Income (Loss)		Rate(c)

(0.85)%	(3.95)%	$2,071,434	0.54	%***	3.77	%***	9%
3.03	5.48	2,130,046	0.52		3.89		17
5.74	2.91	2,150,444	0.51		3.87		11
3.94	8.86	2,096,508	0.53		4.08		16
11.04	11.54	2,099,099	0.56		4.36		17
(2.55)	(8.67)	1,975,227	0.55		4.34		19

(0.98)	(5.06)	250,474	0.80	***	4.26	***	13
3.02	5.71	256,281	0.81		4.45		16
4.90	2.99	247,394	0.71		4.38		12
4.56	6.79	228,952	0.72		4.72		6
10.95	17.27	226,855	0.75		4.92		10
(3.59)	(14.31)	215,764	0.72		4.93		7

(b)
The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund (as described in Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities), where applicable, as follows:

NUV			NUW
Year Ended 10/31:			Year Ended 10/31:
2018(d)	0.02	%***	2018(d)	0.11	%***
2017	0.01		2017	0.06
2016	0.01		2016	0.03
2015	0.00	**	2015	0.02
2014	0.01		2014	0.02
2013	0.00	**	2013	0.00	**

(c)
Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.

(d)	For the six months ended April 30, 2018.
*	Rounds to less than $0.01 per share.
**	Rounds to less than 0.01%.
***	Annualized.

See accompanying notes to financial statements.

Financial Highlights (Unaudited) (continued)

Selected data for a share outstanding throughout each period:
		Investment Operations			Less Distributions
									Premium
									from
						From			Shares
		Net	Net		From	Accumu-			Sold
		Investment	Realized/		Net	lated Net		Shelf	through		Ending
	Beginning	Income	Unrealized		Investment	Realized		Offering	Shelf	Ending	Share
	NAV	(Loss)	Gain (Loss)	Total	Income	Gains	Total	Costs	Offering	NAV	Price

NMI
Year Ended 10/31:
2018(e)	$11.38	$0.23	$(0.26)	$(0.03)	$(0.24)	$—	$(0.24)	$—	$0.01	$11.12	$11.21
2017	11.61	0.48	(0.22)	0.26	(0.49)	—	(0.49)	(0.01)	0.01	11.38	11.45
2016	11.47	0.50	0.15	0.65	(0.51)	—	(0.51)	—	—	11.61	12.20
2015	11.52	0.51	(0.05)	0.46	(0.51)	—	(0.51)	—	—	11.47	11.05
2014	10.80	0.50	0.77	1.27	(0.55)	—	(0.55)	—	—	11.52	11.30
2013	11.66	0.54	(0.83)	(0.29)	(0.57)	—	(0.57)	—	—	10.80	10.11

NEV
Year Ended 10/31:
2018(e)	15.03	0.38	(0.49)	(0.11)	(0.40)	—	(0.40)	—	—	14.52	13.33
2017	15.58	0.82	(0.55)	0.27	(0.82)	—	(0.82)	—	—	15.03	14.28
2016	15.59	0.85	0.04	0.89	(0.95)	—	(0.95)	—	0.05	15.58	14.75
2015	15.69	0.93	(0.06)	0.87	(0.97)	—	(0.97)	—	—	15.59	15.38
2014	14.10	0.96	1.59	2.55	(0.96)	—	(0.96)	—	—	15.69	14.91
2013	15.82	0.96	(1.80)	(0.84)	(0.96)	—	(0.96)	(0.01)	0.09	14.10	13.92

(a)
Total Return Based on NAV is the combination of changes in NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.
Total Return Based on Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

		Ratios/Supplemental Data
Total Returns			Ratios to Average Net Assets

	Based	Ending
Based	on	Net			Net		Portfolio
on	Share	Assets			Investment		Turnover
NAV(a)	Price(a)	(000)	Expenses(b)		Income (Loss)		Rate(d)

(0.20)%	— %**	$97,029	0.78	%***	4.03	%***	5%
2.34	(2.04)	97,138	0.79		4.23		12
5.71	15.22	96,532	0.76		4.33		4
4.08	2.31	95,149	0.74		4.43		10
12.06	17.55	95,464	0.76		4.55		15
(2.58)	(15.91)	89,384	0.73		4.73		18

(0.72)	(3.88)	362,337	1.38	***	5.18		20
1.93	2.50	375,081	1.14		5.47		8
6.10	1.85	388,835	1.03		5.44		6
5.68	9.90	328,856	1.05	(c)	5.93	(c)	12
18.67	14.58	330,869	1.08		6.49		5
(5.02)*	(8.12)	297,404	1.08		6.44		12

(b)
The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund (as described in Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities), where applicable, as follows:

NMI		NEV
Year Ended 10/31:		Year Ended 10/31:
2018(e)	—%	2018(e)	0.36	%***
2017	—	2017	0.17
2016	0.03	2016	0.07
2015	0.01	2015	0.07
2014	0.01	2014	0.09
2013	0.01	2013	0.08

(c)
During the fiscal year ended October 31, 2015, the Adviser voluntarily reimbursed the Fund for certain expenses incurred in connection with an equity shelf program. As a result, the Expenses and Net Investment Income (Loss) Ratios to Average Net Assets reflect this voluntary expense reimbursement. The Expenses and Net Investment Income (Loss) Ratios to Average Net Assets excluding this expense reimbursement from Adviser are as follows:

	Ratios to Average Net Assets
		Net Investment
NEV	Expenses	Income (Loss)
Year Ended 10/31:
2015	1.08%	5.91%

(d)
Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.

(e)	For the six months ended April 30, 2018.
*
During the fiscal year ended October 31, 2013, NEV received payments from the Adviser of $168,146 to offset losses realized on the disposal of investments purchased in violation of the Fund’s investment restrictions. This reimbursement did not have an impact on the Fund’s Total Return on NAV.

**	Rounds to less than 0.01%.
***	Annualized.

See accompanying notes to financial statements.

Notes to
Financial Statements (Unaudited)
1. General Information and Significant Accounting Policies
General Information
Fund Information
The funds covered in this report and their corresponding New York Stock Exchange (“NYSE”) symbols are as follows (each a “Fund” and collectively, the “Funds”):
•	Nuveen Municipal Value Fund, Inc. (NUV)
•	Nuveen AMT-Free Municipal Value Fund (NUW)
•	Nuveen Municipal Income Fund, Inc. (NMI)
•	Nuveen Enhanced Municipal Value Fund (NEV)
The Funds are registered under the Investment Company Act of 1940, as amended, as diversified closed-end management investment companies. NUV and NMI were incorporated under the state laws of Minnesota on April 8, 1987 and February 26, 1988, respectively. NUW and NEV were organized as Massachusetts business trusts on November 19, 2008 and July 27, 2009, respectively.
The end of the reporting period for the Funds is April 30, 2018, and the period covered by these Notes to Financial Statements is the six months ended April 30, 2018 (the “current fiscal period”).
Investment Adviser
The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Funds, oversees the management of the Funds’ portfolios, manages the Funds’ business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds.
Investment Objectives and Principal Investment Strategies
Each Fund’s primary investment objective is to provide current income exempt from regular federal income tax by investing primarily in a portfolio of municipal obligations issued by state and local government authorities or certain U.S. territories.
Significant Accounting Policies
Each Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (ASC) Topic 946 “Financial Services-Investment Companies.” The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”).
Investment Transactions
Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have earmarked securities in their portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.
As of the end of the reporting period, the following Fund’s outstanding when-issued/delayed delivery purchase commitments were as follows:

NUV
Outstanding when-issued/delayed delivery purchase commitments	$8,784,375

Investment Income
Investment income is comprised of interest income, which reflects the amortization of premiums and accretion of discounts for financial reporting purposes, and is recorded on an accrual basis. Investment income also reflects payment-in-kind (“PIK”) interest and paydown gains and losses, if any. PIK interest represents income received in the form of securities in lieu of cash.

Professional Fees
Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.
Dividends and Distributions to Shareholders
Dividends from net investment income, if any, are declared monthly. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.
Distributions to shareholders of net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.
Compensation
The Funds pay no compensation directly to those of its directors/trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Funds’ Board of Directors/Trustees (“the Board”) has adopted a deferred compensation plan for independent directors/trustees that enables directors/trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.
Indemnifications
Under the Funds’ organizational documents, their officers and directors/trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.
Netting Agreements
In the ordinary course of business, the Funds may enter into transactions subject to enforceable International Swaps and Derivatives Association, Inc. (ISDA) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.
The Funds’ investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derivatives.
Use of Estimates
The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the current fiscal period. Actual results may differ from those estimates.
2. Investment Valuation and Fair Value Measurements
The fair valuation input levels as described below are for fair value measurement purposes.
Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.
Level 1 – Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 – Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 – Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

Notes to Financial Statements (Unaudited) (continued)
Prices of fixed income securities are provided by an independent pricing service (“pricing service”) approved by the Board. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity, provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.
Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s net asset value (“NAV”) (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.
The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

NUV	Level 1	Level 2	Level 3		Total
Long-Term Investments:
Municipal Bonds*	$—	$2,107,737,761	$—		$2,107,737,761
Corporate Bonds**	—	—	628,601	***	628,601
Total	$—	$2,107,737,761	$628,601		$2,108,366,362
NUW
Long-Term Investments:
Municipal Bonds*	$—	$264,070,805	$—		$264,070,805
NMI
Long-Term Investments:
Municipal Bonds*	$—	$95,907,074	$—		$95,907,074
NEV
Long-Term Investments:
Municipal Bonds*	$—	$430,197,514	$28,567	***	$430,226,081

*	Refer to the Fund’s Portfolio of Investments for state classifications.
**	Refer to the Fund’s Portfolio of Investments for industry classifications.
***	Refer to the Fund’s Portfolio of Investments for securities classified as Level 3.

The Board is responsible for the valuation process and has appointed the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board, is responsible for making fair value determinations, evaluating the effectiveness of the Funds’ pricing policies and reporting to the Board. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the Funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.
(ii)
If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely- traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.
For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board.
3. Portfolio Securities and Investments in Derivatives
Portfolio Securities
Inverse Floating Rate Securities
Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond (referred to as an “Underlying Bond”), typically with a fixed interest rate, into a special purpose tender option bond (“TOB”) trust (referred to as the “TOB Trust”) created by or at the direction of one or more Funds. In turn, the TOB Trust issues (a) floating rate certificates (referred to as “Floaters”), in face amounts equal to some fraction of the Underlying Bond’s par amount or market value, and (b) an inverse floating rate certificate (referred to as an “Inverse Floater”) that represents all remaining or residual interest in the TOB Trust. Floaters typically pay short-term tax-exempt interest rates to third parties who are also provided a right to tender their certificate and receive its par value, which may be paid from the proceeds of a remarketing of the Floaters, by a loan to the TOB Trust from a third party liquidity provider (“Liquidity Provider”), or by the sale of assets from the TOB Trust. The Inverse Floater is issued to a long term investor, such as one or more of the Funds. The income received by the Inverse Floater holder varies inversely with the short-term rate paid to holders of the Floaters, and in most circumstances the Inverse Floater holder bears substantially all of the Underlying Bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the Underlying Bond’s value. The value of an Inverse Floater will be more volatile than that of the Underlying Bond because the interest rate is dependent on not only the fixed coupon rate of the Underlying Bond but also on the short-term interest paid on the Floaters, and because the Inverse Floater essentially bears the risk of loss (and possible gain) of the greater face value of the Underlying Bond.
The Inverse Floater held by a Fund gives the Fund the right to (a) cause the holders of the Floaters to tender their certificates at par (or slightly more than par in certain circumstances), and (b) have the trustee of the TOB Trust (the “Trustee”) transfer the Underlying Bond held by the TOB Trust to the Fund, thereby collapsing the TOB Trust.
The Fund may acquire an Inverse Floater in a transaction where it (a) transfers an Underlying Bond that it owns to a TOB Trust created by a third party or (b) transfers an Underlying Bond that it owns, or that it has purchased in a secondary market transaction for the purpose of creating an Inverse Floater, to a TOB Trust created at its direction, and in return receives the Inverse Floater of the TOB Trust (referred to as a “self-deposited Inverse Floater”). A Fund may also purchase an Inverse Floater in a secondary market transaction from a third party creator of the TOB Trust without first owning the Underlying Bond (referred to as an “externally-deposited Inverse Floater”).
An investment in a self-deposited Inverse Floater is accounted for as a “financing” transaction (i.e., a secured borrowing). For a self-deposited Inverse Floater, the Underlying Bond deposited into the TOB Trust is identified in the Fund’s Portfolio of Investments as “(UB) – Underlying bond of an inverse floating rate trust reflected as a financing transaction,” with the Fund recognizing as liabilities, labeled “Floating rate obligations” on the Statement of Assets and Liabilities, (a) the liquidation value of Floaters issued by the TOB Trust, and (b) the amount of any borrowings by the TOB Trust from a Liquidity Provider to enable the TOB Trust to purchase outstanding Floaters in lieu of a remarketing. In addition, the Fund recognizes in “Investment Income” the entire earnings of the Underlying Bond, and recognizes (a) the interest paid to the holders of the Floaters or on the TOB Trust’s borrowings, and (b) other expenses related to remarketing, administration, trustee, liquidity and other services to a TOB Trust, as a component of “Interest expense” on the Statement of Operations.
In contrast, an investment in an externally-deposited Inverse Floater is accounted for as a purchase of the Inverse Floater and is identified in the Fund’s Portfolio of Investments as “(IF) – Inverse floating rate investment.” For an externally-deposited Inverse Floater, a Fund’s Statement of Assets and Liabilities recognizes the Inverse Floater and not the Underlying Bond as an asset, and the Fund does not recognize the Floaters, or any related borrowings from a Liquidity Provider, as a liability. Additionally, the Fund reflects in “Investment Income” only the net amount of earnings on the

Notes to Financial Statements (Unaudited) (continued)
Inverse Floater (net of the interest paid to the holders of the Floaters or the Liquidity Provider as lender, and the expenses of the Trust), and does not show the amount of that interest paid or the expenses of the TOB Trust as described above as interest expense on the Statement of Operations.
Fees paid upon the creation of a TOB Trust for self-deposited Inverse Floaters and externally-deposited Inverse Floaters are recognized as part of the cost basis of the Inverse Floater and are capitalized over the term of the TOB Trust.
As of the end of the reporting period, the aggregate value of Floaters issued by each Fund’s TOB Trust for self-deposited Inverse Floaters and externally-deposited Inverse Floaters was as follows:

Floating Rate Obligations Outstanding	NUV	NUW	NMI	NEV
Floating rate obligations: self-deposited Inverse Floaters	$49,505,000	$17,125,000	$—	$80,930,000
Floating rate obligations: externally-deposited Inverse Floaters	—	10,165,000	3,000,000	146,485,000
Total	$49,505,000	$27,290,000	$3,000,000	$227,415,000

During the current fiscal period, the average amount of Floaters (including any borrowings from a Liquidity Provider) outstanding, and average annual interest rate and fees related to self-deposited Inverse Floaters, were as follows:

Self-Deposited Inverse Floaters	NUV	NUW	NMI	NEV
Average floating rate obligations outstanding	$24,552,210	$16,031,077	$—	$72,074,365
Average annual interest rate and fees	1.82%	1.74%	—%	1.84%

TOB Trusts are supported by a liquidity facility provided by a Liquidity Provider pursuant to which the Liquidity Provider agrees, in the event that Floaters are (a) tendered to the Trustee for remarketing and the remarketing does not occur, or (b) subject to mandatory tender pursuant to the terms of the TOB Trust agreement, to either purchase Floaters or to provide the Trustee with an advance from a loan facility to fund the purchase of Floaters by the TOB Trust. In certain circumstances, the Liquidity Provider may otherwise elect to have the Trustee sell the Underlying Bond to retire the Floaters that were tendered and not remarketed prior to providing such a loan. In these circumstances, the Liquidity Provider remains obligated to provide a loan to the extent that the proceeds of the sale of the Underlying Bond is not sufficient to pay the purchase price of the Floaters.
The size of the commitment under the loan facility for a given TOB Trust is at least equal to the balance of that TOB Trust’s outstanding Floaters plus any accrued interest. In consideration of the loan facility, fee schedules are in place and are charged by the Liquidity Provider(s). Any loans made by the Liquidity Provider will be secured by the purchased Floaters held by the TOB Trust. Interest paid on any outstanding loan balances will be effectively borne by the Fund that owns the Inverse Floaters of the TOB Trust that has incurred the borrowing and may be at a rate that is greater than the rate that would have been paid had the Floaters been successfully remarketed.
As described above, any amounts outstanding under a liquidity facility are recognized as a component of “Floating rate obligations” on the Statement of Assets and Liabilities by the Fund holding the corresponding Inverse Floaters issued by the borrowing TOB Trust. As of the end of the reporting period, NEV had outstanding borrowings under such liquidity facilities in the amount of $3,951,188, which is recognized as a component of “Floating rate obligations” on the Statement of Assets and Liabilities. There were no loans outstanding under any such facility for NUV, NUW or NMI as of the end of the reporting period.
Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a “recourse arrangement”) (TOB Trusts involving such agreements are referred to herein as “Recourse Trusts”), under which a Fund agrees to reimburse the Liquidity Provider for the Trust’s Floaters, in certain circumstances, for the amount (if any) by which the liquidation value of the Underlying Bond held by the TOB Trust may fall short of the sum of the liquidation value of the Floaters issued by the TOB Trust plus any amounts borrowed by the TOB Trust from the Liquidity Provider, plus any shortfalls in interest cash flows. Under these agreements, a Fund’s potential exposure to losses related to or on an Inverse Floater may increase beyond the value of the Inverse Floater as a Fund may potentially be liable to fulfill all amounts owed to holders of the Floaters or the Liquidity Provider. Any such shortfall amount in the aggregate is recognized as “Unrealized depreciation on Recourse Trusts” on the Statement of Assets and Liabilities.
As of the end of the reporting period, each Fund’s maximum exposure to the Floaters issued by Recourse Trusts for self-deposited Inverse Floaters and externally-deposited Inverse Floaters was as follows:

Floating Rate Obligations – Recourse Trusts	NUV	NUW	NMI	NEV
Maximum exposure to Recourse Trusts: self-deposited Inverse Floaters	$49,505,000	$17,125,000	$—	$67,305,000
Maximum exposure to Recourse Trusts: externally-deposited Inverse Floaters	—	10,165,000	3,000,000	136,185,000
Total	$49,505,000	$27,290,000	$3,000,000	$203,490,000

Zero Coupon Securities
A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Investments in Derivatives
In addition to the inverse floating rate securities in which each Fund may invest, which are considered portfolio securities for financial reporting purposes, each Fund is authorized to invest in certain other derivative instruments, such as futures, options and swap contracts. Each Fund limits its investments in futures, options on futures and swap contracts to the extent necessary for the Adviser to claim the exclusion from registration by the Commodity Futures Trading Commission as a commodity pool operator with respect to the Fund. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.
Although the Funds are authorized to invest in derivative instruments and may do so in the future, they did not make any such investments during the current fiscal period.
Market and Counterparty Credit Risk
In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.
Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.
4. Fund Shares
Share Equity Shelf Programs and Offering Costs
The Funds have each filed registration statements with the Securities and Exchange Commission (“SEC”) authorizing each Fund to issue additional shares through one or more equity shelf program (“Shelf Offering”), which became effective with the SEC during a prior fiscal period.
Under these Shelf Offerings, the Funds, subject to market conditions, may raise additional equity capital by issuing additional shares from time to time in varying amounts and by different offering methods at a net price at or above each Fund’s NAV per share. In the event each Fund’s Shelf Offering registration statement is no longer current, the Funds may not issue additional shares until a post-effective amendment to the registration statement has been filed with the SEC.
Additional authorized shares, shares sold and offering proceeds, net of offering costs under each Fund’s Shelf Offering during the Funds’ current and prior fiscal period were as follows:

	NUV		NUW		NMI		NEV
	Six Months	Year	Six Months	Year	Six Months	Year	Six Months	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	4/30/18	10/31/17*	4/30/18	10/31/17	4/30/18	10/31/17**	4/30/18	10/31/17*
Additional authorized shares	—	19,600,000	1,400,000	1,400,000	800,000	800,000	—	5,200,000
Shares sold	—	—	299,412	685,364	180,400	209,600	—	—
Offering proceeds, net of offering costs	$—	$—	$5,126,753	$11,730,314	$2,057,767	$2,442,544	$—	$—

*	Represents total additional authorized shares for the period November 1, 2016 through February 28, 2017.
**	Represents total additional authorized shares for the period May 17, 2017 through October 31, 2017.

Costs incurred by the Funds in connection with its initial shelf registrations are recorded as a prepaid expense and recognized as “Deferred offering costs” on the Statement of Assets and Liabilities. These costs are amortized pro rata as shares are sold and are recognized as a component of “Proceeds from shelf offering, net of offering costs” on the Statement of Changes in Net Assets. Any deferred offering costs remaining one year after effectiveness of the initial shelf registration will be expensed. Costs incurred by the Funds to keep the shelf registration current are expensed as incurred and recognized as a component of “Other expenses” on the Statement of Operations.

Notes to Financial Statements (Unaudited) (continued)

Share Transactions
Transactions in shares during the Funds’ current and prior fiscal period, where applicable, were as follows:

	NUW		NMI
	Six Months	Year	Six Months	Year
	Ended	Ended	Ended	Ended
	4/30/18	10/31/17	4/30/18	10/31/17
Shares :
Issued to shareholders due to reinvestment of distributions	19,194	25,922	6,149	16,379
Sold through shelf offering	299,412	685,364	180,400	209,600
Weighted average share:
Premium to NAV per shelf offering share sold	2.92%	2.14%	4.63%	3.29%

5. Investment Transactions
Long-term purchases and sales (including maturities) during the current fiscal period were as follows:

	NUV	NUW	NMI	NEV
Purchases	$200,948,939	$32,845,049	$6,198,426	$60,113,182
Sales and maturities	137,499,190	29,596,185	5,227,847	30,921,104

6. Income Tax Information
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular federal income tax, and in the case of AMT-Free Municipal Value (NUW) the alternative minimum tax applicable to individuals, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.
For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate securities reflected as financing transactions, if any. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.
The table below presents the cost and unrealized appreciation (depreciation) of each Fund’s investment portfolio, as determined on a federal income tax basis, as of April 30, 2018.

	NUV	NUW	NMI	NEV
Tax cost of investments	$1,924,213,818	$225,943,756	$89,570,133	$327,983,883
Gross unrealized:
Appreciation	$152,492,898	$22,098,976	$6,532,061	$31,570,715
Depreciation	(17,845,357)	(1,096,937)	(195,120)	(10,257,207)
Net unrealized appreciation (depreciation) of investments	$134,647,541	$21,002,039	$6,336,941	$21,313,508

Permanent differences, primarily due to taxable market discount, expiration of capital loss carryforwards, federal taxes paid and nondeductible offering costs resulted in reclassifications among the Funds’ components of net assets as of October 31, 2017, the Funds’ last tax year end, as follows:

	NUV	NUW	NMI	NEV
Paid-in-surplus	$(22,687)	$(195,270)	$(165,832)	$(224)
Undistributed (Over-distribution of) net investment income	(59,594)	194,931	32,095	(52,703)
Accumulated net realized gain (loss)	82,281	339	133,737	52,927

The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains as of October 31, 2017, the Funds’ last tax year end, were as follows:

	NUV	NUW	NMI	NEV
Undistributed net tax-exempt income[1]	$5,833,841	$819,006	$310,516	$1,290,748
Undistributed net ordinary income[2]	3,303,643	288,399	21,601	283,327
Undistributed net long-term capital gains	—	2,744,988	—	—
[1]	Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividend declared on October 2, 2017 and paid on November 1, 2017.
[2]	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ last tax year ended October 31, 2017 was designated for purposes of the dividends paid deduction as follows:

	NUV	NUW	NMI	NEV
Distributions from net tax-exempt income	$80,679,082	$10,468,012	$4,077,447	$20,583,806
Distributions from net ordinary income[2]	457,488	103,869	16,631	29,940
Distributions from net long-term capital gains	—	—	—	—
[2]	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

As of October 31, 2017, the Funds’ last tax year end, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as shown in the following table. The losses not subject to expiration will be utilized first by a Fund.

	NUV	NEV
Expiration:
October 31, 2018	$—	$2,946,811
October 31, 2019	—	16,146,849
Not subject to expiration	24,339,785	5,779,399
Total	$24,339,785	$24,873,059

During the Funds’ last tax year ended October 31, 2017, the Funds utilized capital loss carryforwards as follows:

	NUV	NUW	NMI	NEV
Utilized capital loss carryforwards	$10,193,997	$726,001	$44,742	$362,229

As of October 31, 2017, the Funds’ last tax year end, $114,780 of NMI’s capital loss carryforward expired.
7. Management Fees and Other Transactions with Affiliates
Management Fees
Each Fund’s management fee compensates the Adviser for the overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.
Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser and for NUV a gross interest income component. This pricing structure enables Fund shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, for NUV is calculated according to the following schedule:
NUV
Average Daily Net Assets	Fund-Level Fee Rate
For the first $500 million	0.1500%
For the next $500 million	0.1250
For net assets over $1 billion	0.1000

Notes to Financial Statements (Unaudited) (continued)
In addition, NUV pays an annual management fee, payable monthly, based on gross interest income (excluding interest on bonds underlying a “self-deposited inverse floater” trust that is attributed to the Fund over and above the net interest earned on the inverse floater itself) as follows:

NUV
Gross Interest Income	Gross Income Fee Rate
For the first $50 million	4.125%
For the next $50 million	4.000
For gross income over $100 million	3.875

The annual fund-level fee, payable monthly, for NUW, NMI and NEV is calculated according to the following schedules:

NUW
Average Daily Managed Assets*	Fund-Level Fee Rate
For the first $125 million	0.4000%
For the next $125 million	0.3875
For the next $250 million	0.3750
For the next $500 million	0.3625
For the next $1 billion	0.3500
For the next $3 billion	0.3250
For managed assets over $5 billion	0.3125

NMI
Average Daily Net Assets	Fund-Level Fee Rate
For the first $125 million	0.4500%
For the next $125 million	0.4375
For the next $250 million	0.4250
For the next $500 million	0.4125
For the next $1 billion	0.4000
For the next $3 billion	0.3750
For net assets over $5 billion	0.3625

NEV
Average Daily Managed Assets*	Fund-Level Fee Rate
For the first $125 million	0.4500%
For the next $125 million	0.4375
For the next $250 million	0.4250
For the next $500 million	0.4125
For the next $1 billion	0.4000
For the next $3 billion	0.3750
For managed assets over $5 billion	0.3625

The annual complex-level fee, payable monthly, for each Fund is calculated by multiplying the current complex-wide fee rate, determined according to the following schedule by the Fund’s daily managed assets (net assets for NUV and NMI):

Complex-Level Eligible Asset Breakpoint Level*	Effective Complex-Level Fee Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445

*
For the complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen open-end and closed-end funds that constitute “eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen Funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen Fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. As of April 30, 2018, the complex-level fee rate for each Fund was 0.1595%.

Other Transactions with Affiliates
Each Fund is permitted to purchase or sell securities from or to certain other funds managed by the Adviser (“inter-fund trade”) under specified conditions outlined in procedures adopted by the Board. These procedures have been designed to ensure that any inter-fund trade of securities by the Fund from or to another fund that is, or could be, considered an affiliate of the Fund under certain limited circumstances by virtue of having a common investment adviser (or affiliated investment adviser), common officer and/or common trustee complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each inter-fund trade is effected at the current market price as provided by an independent pricing service. Unsettled inter-fund trades as of the end of the reporting period are recognized as a component of “Receivable for investments sold” and/or “Payable for investments purchased” on the Statement of Assets and Liabilities, when applicable.
During the current fiscal period, the Funds did not engage in inter-fund trades pursuant to these procedures.
8. Borrowing Arrangements
Committed Line of Credit
The Funds, along with certain other funds managed by the Adviser (“Participating Funds”), have established a 364-day, approximately $3 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for various purposes other than leveraging for investment purposes. A large portion of this facility’s capacity (and its associated costs as described below) is currently dedicated for use by a small number of Participating Funds, which does not include any of the Funds covered by this shareholder report. The remaining capacity under the facility (and the corresponding portion of the facility’s annual costs) is separately dedicated to most of the other open-end funds in the Nuveen fund family, along with a number of Nuveen closed-end funds, including all of the Funds covered by this shareholder report. The credit facility expires in July 2018 unless extended or renewed.
The credit facility has the following terms: a fee of 0.15% per annum on unused commitment amounts, and interest at a rate equal to the higher of (a) one-month LIBOR (London Inter-Bank Offered Rate) plus 1.00% per annum or (b) the Fed Funds rate plus 1.00% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Other expenses” on the Statement of Operations, and along with commitment fees, have been allocated among such Participating Funds based upon the relative proportions of the facility’s aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.

Notes to Financial Statements (Unaudited) (continued)
During the current fiscal period, the Funds utilized this facility. Each Fund’s maximum outstanding balance during the utilization period was as follows:

	NUV	NUW	NMI	NEV
Maximum Outstanding Balance	$16,900,000	$1,472,407	$532,765	$41,700,000

During each Fund’s utilization period(s) during the current fiscal period, the average daily balance and average annual interest rate on the Borrowings were as follows:

	NUV	NUW	NMI	NEV
Average daily balance outstanding	$13,400,000	$1,472,407	$532,765	$13,473,667
Average annual interest rate	2.57%	2.56%	2.56%	2.54%

Borrowings outstanding as of the end of the reporting period are recognized as “Borrowings” on the Statement of Assets and Liabilities, where applicable.
Inter-Fund Borrowing and Lending
The SEC has granted an exemptive order permitting registered open-end and closed-end Nuveen funds to participate in an inter-fund lending facility whereby the Nuveen funds may directly lend to and borrow money from each other for temporary purposes (e.g., to satisfy redemption requests or when a sale of securities “fails,” resulting in an unanticipated cash shortfall) (the “Inter-Fund Program”). The closed-end Nuveen funds, including the Funds covered by this shareholder report, will participate only as lenders, and not as borrowers, in the Inter-Fund Program because such closed-end funds rarely, if ever, need to borrow cash to meet redemptions. The Inter-Fund Program is subject to a number of conditions, including, among other things, the requirements that (1) no fund may borrow or lend money through the Inter-Fund Program unless it receives a more favorable interest rate than is typically available from a bank or other financial institution for a comparable transaction; (2) no fund may borrow on an unsecured basis through the Inter-Fund Program unless the fund’s outstanding borrowings from all sources immediately after the inter-fund borrowing total 10% or less of its total assets; provided that if the borrowing fund has a secured borrowing outstanding from any other lender, including but not limited to another fund, the inter-fund loan must be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value; (3) if a fund’s total outstanding borrowings immediately after an inter-fund borrowing would be greater than 10% of its total assets, the fund may borrow through the inter-fund loan on a secured basis only; (4) no fund may lend money if the loan would cause its aggregate outstanding loans through the Inter-Fund Program to exceed 15% of its net assets at the time of the loan; (5) a fund’s inter-fund loans to any one fund shall not exceed 5% of the lending fund’s net assets; (6) the duration of inter-fund loans will be limited to the time required to receive payment for securities sold, but in no event more than seven days; and (7) each inter-fund loan may be called on one business day’s notice by a lending fund and may be repaid on any day by a borrowing fund. In addition, a Nuveen fund may participate in the Inter-Fund Program only if and to the extent that such participation is consistent with the fund’s investment objective and investment policies. The Board is responsible for overseeing the Inter-Fund Program.
The limitations detailed above and the other conditions of the SEC exemptive order permitting the Inter-Fund Program are designed to minimize the risks associated with Inter-Fund Program for both the lending fund and the borrowing fund. However, no borrowing or lending activity is without risk. When a fund borrows money from another fund, there is a risk that the loan could be called on one day’s notice or not renewed, in which case the fund may have to borrow from a bank at a higher rate or take other actions to payoff such loan if an inter-fund loan is not available from another fund. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.
During May 2017, the Board approved the Nuveen funds participation in the Inter-Fund Program. During the current reporting period, none of the Funds covered by this shareholder report have entered into any inter-fund loan activity.
9. New Accounting Pronouncements
FASB Accounting Standards Update (“ASU”) 2017-08 (“ASU 2017-08”) Premium Amortization on Purchased Callable Debt Securities
The FASB has issued ASU 2017-08, which shortens the premium amortization period for purchased non-contingently callable debt securities. ASU 2017-08 specifies that the premium amortization period ends at the earliest call date, for purchased non-contingently callable debt securities. ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the implications of ASU 2017-08, if any.
FASB ASU 2016-18: Statement of Cash Flows – Restricted Cash (“ASU 2016-18”)
The FASB has issued ASU 2016-18, which will require entities to include the total of cash, cash equivalents, restricted cash and restricted cash equivalents in the beginning and ending cash balances in the Statement of Cash Flows. The guidance will be applied retrospectively and is effective for fiscal years beginning after December 15, 2017, and interim periods within those years. Management is currently evaluating the implications of ASU 2016-18, if any.

Additional Fund
Information

Board of Directors/Trustees
Margo Cook*	Jack B. Evans	William C. Hunter	Albin F. Moschner	John K. Nelson	William J. Schneider
Judith M. Stockdale	Carole E. Stone	Terence J. Toth	Margaret L. Wolff	Robert L. Young

* Interested Board Member.

Fund Manager	Custodian	Legal Counsel	Independent Registered	Transfer Agent and
Nuveen Fund Advisors, LLC	State Street Bank	Chapman and Cutler LLP	Public Accounting Firm	Shareholder Services
333 West Wacker Drive	& Trust Company	Chicago, IL 60603	KPMG LLP	Computershare Trust
Chicago, IL 60606	One Lincoln Street		200 East Randolph Street	Company, N.A.
	Boston, MA 02111		Chicago, IL 60601	250 Royall Street
Canton, MA 02021
(800) 257-8787

Quarterly Form N-Q Portfolio of Investments Information
Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information
You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

CEO Certification Disclosure
Each Fund’s Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual. Each Fund has filed with the SEC the certification of its CEO and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Share Repurchases
Each Fund intends to repurchase, through its open-market share repurchase program, shares of its own common stock at such times and in such amounts as is deemed advisable. During the period covered by this report, each Fund repurchased shares of its common stock as shown in the accompanying table. Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

	NUV	NUW	NMI	NEV
Shares repurchased	—	—	—	—

FINRA BrokerCheck
The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

Glossary of Terms Used in this Report
■
Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

■
Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s or bond fund’s value to changes when market interest rates change. Generally, the longer a bond’s or fund’s duration, the more the price of the bond or fund will change as interest rates change.

■
Effective Leverage: Effective leverage is a fund’s effective economic leverage, and includes both regulatory leverage (see leverage) and the leverage effects of certain derivative investments in the fund’s portfolio. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings are included in effective leverage values, in addition to any regulatory leverage.

■
Forward Interest Rate Swap: A contractual agreement between two counterparties under which one party agrees to make periodic payments to the other for an agreed period of time based on a fixed rate, while the other party agrees to make periodic payments based on a floating rate of interest based on an underlying index. Alternatively, both series of cash flows to be exchanged could be calculated using floating rates of interest but floating rates that are based upon different underlying indexes.

■
Industrial Development Revenue Bond (IDR): A unique type of revenue bond issued by a state or local government agency on behalf of a private sector company and intended to build or acquire factories or other heavy equipment and tools.

■
Inverse Floating Rate Securities: Inverse floating rate securities, also known as inverse floaters or tender option bonds (TOBs), are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond’s par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an “inverse floater”) to an investor (such as a fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond’s downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond’s value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

■	Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.
■
Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash, accrued earnings and receivables) less its total liabilities. NAV per share is equal to the fund’s Net Assets divided by its number of shares outstanding.

■
Pre-Refunding: Pre-Refunding, also known as advanced refundings or refinancings, is a procedure used by state and local governments to refinance municipal bonds to lower interest expenses. The issuer sells new bonds with a lower yield and uses the proceeds to buy U.S. Treasury securities, the interest from which is used to make payments on the higher-yielding bonds. Because of this collateral, pre-refunding generally raises a bond’s credit rating and thus its value.

■
S&P Municipal Bond Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade U.S. municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

■
Total Investment Exposure: Total investment exposure is a fund’s assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes a fund’s use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities.

■
Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

Reinvest Automatically, Easily and Conveniently

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Automatic Reinvestment Plan
Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares. By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested. It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient
To make recordkeeping easy and convenient, each month you’ll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.
How shares are purchased
The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund’s shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ net asset value or 95% of the shares’ market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.
Flexible
You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan. The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.
Call today to start reinvesting distributions
For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

Notes

Notes

Notes

Nuveen:
Serving Investors for Generations
Since 1898, financial advisors and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.
Nuveen is the investment manager of TIAA. We have grown into one of the world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.

Find out how we can help you.
To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.
Learn more about Nuveen Funds at: www.nuveen.com/closed-end-funds

Distributed by Nuveen Securities, LLC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com
ESA-A-0418D 527614-INV-B-06/19

ITEM 2. CODE OF ETHICS.

Not applicable to this filing.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable to this filing.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable to this filing.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to this filing.

ITEM 6. SCHEDULE OF INVESTMENTS.

(a) See Portfolio of Investments in Item 1.

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this filing.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this filing.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)
The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the "Exchange Act")(17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 13. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1)
Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2)
A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See Ex-99.CERT attached hereto.

(a)(3)
Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the  report by or on behalf of the registrant to 10 or more persons: Not applicable.

(b)
If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: See Ex-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Municipal Income Fund, Inc.

By (Signature and Title) /s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Vice President and Secretary

Date: July 9, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Cedric H. Antosiewicz
Cedric H. Antosiewicz
Chief Administrative Officer
(principal executive officer)

Date: July 9, 2018

By (Signature and Title) /s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
 (principal financial officer)

Date: July 9, 2018